BALANCED
ENHANCED EQUITY
SMALL-CAP VALUE
EQUITY INCOME
MID-CAP EQUITY
VALUE
RENAISSANCE
CORE EQUITY
INTERNATIONAL GROWTH
SMALL-CAP GROWTH
MICRO-CAP GROWTH
CAPITAL APPRECIATION
MID-CAP GROWTH
INTERNATIONAL DEVELOPED
EMERGING MARKETS




                      [LOGO OF PIMCO FUNDS APPEARS HERE]





                                 MULTI-
                                 MANAGER
                                 SERIES

                                 Annual Report
                                 June 30, 1998

Contents

Chairman's Message                                                                 1

Market Review                                                                      2

Financial Highlights                                                              18

Statement of Assets and Liabilities                                               26

Statement of Operations                                                           28

Statement of Changes in Net Assets                                                30

Notes to Financial Statements                                                     56

Report of Independent Accountants                                                 63

Federal Income Tax Information                                                    64


                                                                             Fund                Schedule of
                                                                             Summary             Investments

   Emerging Markets Fund                                                           4                   34

   International Developed Fund                                                    5                   36

   Capital Appreciation Fund                                                       6                   38

   Mid-Cap Growth Fund                                                             7                   39

   Micro-Cap Growth Fund                                                           8                   41

   Small-Cap Growth Fund                                                           9                   42

   International Growth Fund                                                      17                   44

   Renaissance Fund                                                               17                   45

   Core Equity Fund                                                               10                   46

   Mid-Cap Equity Fund                                                            11                   47

   Equity Income Fund                                                             12                   48

   Value Fund                                                                     13                   49

   Small-Cap Value Fund                                                           14                   50

   Enhanced Equity Fund                                                           15                   52

   Balanced Fund                                                                  16                   54

Chairman's Letter



Dear PIMCO Funds Shareholder:



The financial markets continued their ascent during the past year, the magnitude of which surprised many investors. For the one-year period ended June 30, 1998, the stock market, as measured by the Standard & Poor's 500 Index of stocks, rose 30.2%. The overall bond market, as measured by the Lehman Aggregate Bond Index, posted a 10.5% return.

A Rising Tide Investors have enjoyed a continuation of the bull market in stocks that began nearly eight years ago. Since October 1990, the stock market has more than tripled in value, with only one 10% correction. That setback occurred last October, as the financial upheaval in Asia began to unfold. However, individual investors viewed the market decline as a buying opportunity and stock prices rebounded sharply during the first quarter of 1998. To a great extent, stocks experienced a "cooling off" period during the second quarter, as performance was mixed.

Turning to the bond market, the Asian crisis has been largely beneficial for U.S. bonds. Due to uncertainty regarding events in Asia, many domestic and foreign investors flocked to the relative security of high quality U.S. fixed income securities. As a result, over the past year the yield on 30-year Treasuries fell from 6.6% to 5.6%. This led to strong gains in the prices of bonds, nearly across-the-board.

Looking Ahead As we head into the second half of the year, there are few signs of a major reversal in most financial markets. However, it is unlikely that the pace of the gains we have experienced in the past several years will continue. While inflation is low and economic growth, though slowing, is still running at a healthy pace, the financial crisis in Asia will be a drag on corporate profits going forward and cast additional uncertainty into markets around the world.

On the following pages you will find a more complete review of the stock and bond markets, as well as specific statistics and commentary regarding each of the Funds.

As always, we appreciate the trust you have placed in us, and we will continue to focus our effort to help you meet your financial objectives. If you have any questions regarding your investment, please contact your account manager. You can also visit our Web site at www.pimcofunds.com, or call one of our shareholder services associates at 1-800-927-4648.


Sincerely,

/s/ William D. Cvengros

William D. Cvengros
Chairman of the Board

July 21, 1998
                                                            1998 Annual Report 1

Market Review


Stocks rose sharply during the last year, due in large part to a rebound during the first quarter of the year.

                           [LINE GRAPH APPEARS HERE]

PRICE TABLE

S&P 500 INDEX

 DATE    PRICE        DATE    PRICE         DATE    PRICE        DATE    PRICE
 ----    -----        ----    -----         ----    -----        ----    -----
 6/26   1133.20       3/27   1095.44       12/26    936.46       9/26    945.22
 6/19   1100.65       3/20   1099.16       12/19    946.78       9/19    950.51
 6/12   1098.84       3/13   1068.61       12/12    953.39       9/12    923.91
 6/ 5   1113.86       3/ 6   1055.69       12/ 5    983.79       9/ 5    929.05

 5/29   1090.82       2/27   1049.34       11/28    955.40       8/29    899.47
 5/22   1110.47       2/20   1034.21       11/21    963.09       8/22    923.54
 5/15   1108.73       2/13   1020.09       11/14    928.35       8/15    900.81
 5/ 8   1108.14       2/ 6   1012.46       11/ 7    927.51       8/ 8    933.54
 5/ 1   1121.00                                                  8/ 1    947.14

 4/24   1107.90       1/30    980.28       10/31    914.62       7/25    938.79
 4/17   1122.72       1/23    957.59       10/24    941.64       7/18    915.30
 4/10   1110.67       1/16    961.51       10/17    944.16       7/11    916.68
 4/ 3   1122.70       1/ 9    927.69       10/10    966.98       7/ 4    916.92
                      1/ 2    975.04       10/ 3    965.03


The Stock Market

The Bull Market Continues

While the overall performance of the stock market has been extremely positive, the shorter-term performance of stocks depended on the calendar quarter examined. This up-and-down trend was particularly evident during the past three quarters.

     In the fourth quarter of 1997, stocks fell sharply from their record levels in response to the mounting Asian currency crisis. This was punctuated by a 554 point drop in the Dow Jones Industrial Average in late October.

     However, during the first quarter of 1998, concerns regarding the Asian situation were put aside, as investors chose to focus on the strong domestic economy, low inflation and healthy corporate earnings. The result was a stock market that increased 14% during the three-month period.

     The second quarter of 1998 was mediocre. While large-cap stocks on the whole posted gains, the best returns were mostly limited to the largest 50 companies, known as the "nifty 50." On the other hand, many "smaller" large-caps, mid-cap and small-cap stocks experienced losses during the quarter.

     The superior returns of the largest-cap stocks have been somewhat of a surprise. For the one-year period ended June 30, 1998, large-caps posted a 30.2% return, versus a 16.5% return from small-cap and a 27.1% return for mid-cap stocks. Because most of the largest-cap firms are multi-national in nature, one might expect them to be most susceptible to the weakened Asian economies. Despite this, investors seemed comfortable with these firms' large size and market presence.

     Another important trend has been the strong results from technology stocks. This was especially true among Internet firms that have been benefiting from increased Web traffic and rising advertising revenues. High tech performance was particularly strong during the first six months of this year, as these stocks registered a 20.7% return, outperforming even large-cap stocks.

     In the international markets, many European countries have posted extremely strong returns. On the other hand, the dramatic bear market taking place in Asia has spread to many other emerging market regions, including South America.

     Looking ahead, we remain cautiously optimistic about the prospects for the stock market. Yet, we caution investors to trim their expectations, especially in light of the very strong performance from stocks over the past several years. We believe a well-diversified portfolio will be instrumental in achieving your long-term goals.

2  PIMCO Funds

Bond prices have risen in the last year, as interest rates have fallen.

                           [LINE GRAPH APPEARS HERE]



30 Year Treasury Rates



     DATE                  DATE                 DATE                  DATE
    ------     ------     ------    ------     ------     ------     ------     ------
     6/26       5.632      3/27      5.958      12/26      5.899      9/26       6.367
     6/19       5.669      3/20      5.885      12/19      5.922      9/19       6.378
     6/12       5.662      3/13      5.893      12/12      5.925      9/12       6.587
     6/ 5       5.787      3/ 6      6.018      12/ 5      6.083      9/ 5       6.641

     5/29       5.802      2/27      5.923      11/28      6.054      8/29       6.611
     5/22       5.900      2/20      5.871      11/21      6.033      8/22       6.648
     5/15       5.972      2/13      5.849      11/14      6.113      8/15       6.546
     5/ 8       5.977      2/ 6      5.920      11/ 7      6.155      8/ 8       6.635
     5/ 1       5.933                                                 8/ 1       6.453

     4/24       5.945      1/30      5.800      10/31      6.153      7/25       6.453
     4/17       5.876      1/23      5.970      10/24      6.273      7/18       6.530
     4/10       5.881      1/16      5.809      10/17      6.439      7/11       6.529
     4/ 3       5.794      1/ 9      5.728      10/10      6.430      7/ 4       6.627
                           1/ 2      5.838      10/ 3      6.294


The Bond Market

Strong Returns Abound

Bonds have also been enjoying a continuation of their bull market. During the past year, most sectors of the bond market posted double-digit gains, as long-term interest rates fell over one full percentage point.

     There were several "sub-plots" that contributed to the market's solid performance. These included the strong U.S. dollar, low inflation, the flight to high quality U.S. debt, and the renewed popularity of bond funds. During the first half of 1998 alone, sales of bond funds eclipsed total sales in 1997, as equity investors became cautious of an eventual market correction.

     But perhaps the most important factor behind the bond market's rise was the ongoing Asian financial crisis. As our bond market expert Bill Gross has said, "It's almost as if Asia's loss has been our gain." When the crisis first took shape late in 1997, U.S. interest rates began to fall, as investors flocked to safer, more liquid fixed income securities. And during the second quarter of this year, when it was apparent that the economic woes from Asia were not going to simply disappear, bond prices again rose. In fact, during the second quarter the bond market on the whole outperformed many sectors of the stock market.

     As we look toward the remainder of the year, the prospects for the U.S. economy have rarely seemed brighter, and this could hold true for many European countries as well. While our growth rate of exports is beginning to slow down, our imports are much cheaper now than before, and the benefits of falling oil prices and declining interest rates have benefited many investors.

     There are certainly some threats. Six to twelve months of a less than "exuberant" stock market may take the luster off of the wealth effect and slow consumption for at least part of the next few years. Then too, our skyrocketing dollar could lead to an unhealthy trade deficit. As exports fall and imports rise, corporate profits could begin to slow, which could erode consumer confidence and their propensity to spend.

     But all told, with inflation under control in the 1-2% range, it appears we have the ingredients for a continued bull market in bonds. We therefore remain bullish on the outlook for bond prices and forecast perhaps the last leg downward of this now 17-year bull market. Long-term Treasury yields over the next few years could range between 4 1/2 and 6 1/2% with the 5% "handle" containing most of the movement.

                                                           1998 Annual Report  3

PIMCO Emerging Markets Fund

--------------------------------------------------------------------------------
FUND CHARACTERISTICS
--------------------------------------------------------------------------------

Portfolio Manager:

Blairlogie Capital Management
Edinburgh, Scotland

Objective and Primary Investments:

Seeks long-term growth of capital; invests primarily in common stocks of companies located in emerging market countries.

Total Net Assets:

$28 million

Top Ten Common Stocks:*

Company
----------------------------------------
Magyar Tavkozlesi Rt.               2.9%
----------------------------------------
YPF Sociedad Anonima - ADR          2.5%
----------------------------------------
Telefonos de Mexico - ADR           2.3%
----------------------------------------
Turkiye IS Bankasi `C'              2.2%
----------------------------------------
Compania de Telecomunicaciones
de Chile SA SP - ADR                2.2%
----------------------------------------
Telecomunicacoes Brasileiras - ADR  2.1%
----------------------------------------
Telefonica de Argentina - ADR       2.1%
----------------------------------------
Telefonica del Peru SA `B'          2.1%
----------------------------------------
MOL Magyar Olaj-es Gazipare         2.0%
----------------------------------------
Enersis SA SP - ADR                 1.9%
----------------------------------------
Top Ten Total                      22.3%


Country Classifications:*

[PIE CHART APPEARS HERE]

Israel            13.0%
Turkey            11.6%
Brazil             9.9%
Chile              9.3%
Mexico             9.1%
Argentina          8.3%
Hungary            7.8%
South Africa       6.3%
Portugal           6.1%
Poland             4.6%
Other             14.0%

*% of Total Investments as of June 30, 1998

--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------

TOTAL RETURN INVESTMENT PERFORMANCE For the Period Ended June 30, 1998

                     Inst'l Class       Admin. Class       MSCI Emerging        Lipper Emerging
                    (Incep. 6/1/93)   (Incep. 11/1/94)   Markets Free Index   Markets Fund Average
--------------------------------------------------------------------------------------------------
1 Year                  (27.08%)           (27.31%)           (39.08%)              (31.87%)
3 Years*                 (4.51%)            (4.78%)            (9.33%)               (4.45%)
5 Years*                  2.12%                --               0.44%                (0.68%)
Since Inception*          2.38%            (11.56%)               --                    --

* Annualized

CUMULATIVE RETURNS THROUGH JUNE 30, 1998
$5,000,000 invested at inception

                           [LINE GRAPH APPEARS HERE]

                              Emerging               MSCI
       MONTH                  Markets              Emerging
                               Fund              Markets Free
                                                    Index
===================          ==========          ============
           05/31/93           5,000,000             5,000,000
           06/30/93           5,075,000             5,148,164
           09/30/93           5,855,000             5,940,002
           12/31/93           7,823,240             7,876,635
           03/31/94           7,471,168             7,164,494
           06/30/94           7,227,825             7,061,365
           09/30/94           8,781,082             8,527,143
           12/31/94           7,214,695             7,300,454
           03/31/95           5,850,342             6,396,700
           06/30/95           6,472,487             7,060,511
           09/30/95           6,423,370             7,015,231
           12/31/95           6,310,276             6,921,378
           03/31/96           6,728,758             7,352,446
           06/30/96           6,971,038             7,659,393
           09/30/96           6,673,695             7,382,713
           12/31/96           6,614,667             7,337,556
           03/31/97           7,184,801             7,958,529
           06/30/97           7,727,259             8,640,158
           09/30/97           7,184,801             7,865,285
           12/31/97           6,481,820             6,487,490
           03/31/98           6,786,261             6,889,654
           06/30/98           5,634,921             5,263,498

Past performance is not an indication of future results. The line graph above assumes the investment of $5,000,000 on 6/1/93, the Fund's Institutional Class inception, compared to the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index, an unmanaged market index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 11/1/94. The performance since inception (shown above) begins 11/1/94. The Fund may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty.


--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

 .        For the 12-month period ended June 30, 1998, the Institutional Class shares declined 27.08% and Administrative Class shares fell 27.31%. Although absolute returns were negative, relative performance was strong. The Fund outperformed the average return of offerings with the same objective (as measured by the Lipper Emerging Markets Fund Average) which fell 31.87%, and outpaced the negative 39.08% return of its performance benchmark, the MCSI Emerging Markets Free Index.

 .        The collapse of the Asian markets during the past 12 months led to a contagious sense of panic among emerging market investors. Rapidly selling off their holdings, these investors drove prices down even further. The Fund's manager was able to protect portions of the Fund's assets through careful country selections.

 .        The Fund realized solid contributions from investments in the Greek market, as well as Israel and Turkey. In Turkey the Fund's finance-related holdings did particularly well, including Turkiye IS Bankasi `C'.

 .        The Fund saw disappointing results from its Russian holdings. Despite promising opportunities earlier in the year, actual 12-month market results were poor. Hindering the Russian market during this period was constant alarm about President Yeltsin's health, a shake-up in the government cabinet, corruption and a widespread disaffection with capitalism.

 .        Financial and political mayhem continued in the Asian markets throughout the year. While some managers saw this situation as a buying opportunity, the Emerging Market Fund avoided any significant activity in the Asian emerging markets. The current strategy has spared the Fund from some of the extreme volatility and losses associated with Asia this year.

4  PIMCO Funds

PIMCO International Developed Fund


--------------------------------------------------------------------------------
FUND CHARACTERISTICS
--------------------------------------------------------------------------------

Portfolio Manager:

Blairlogie Capital Management
Edinburgh, Scotland

Objective and Primary Investments:

Seeks long-term growth of capital; invests primarily in a diversified portfolio of international equity securities.

Total Net Assets:

$139 million

Top Ten Common Stocks:*

Company
----------------------------------------
Nokia OYJ `A'                       2.4%
----------------------------------------
SAP AG-Vorzug                       1.7%
----------------------------------------
Royal Dutch Petroleum Co.           1.5%
----------------------------------------
Novartis AG                         1.3%
----------------------------------------
ENI SpA                             1.3%
----------------------------------------
Mannesmann AG                       1.2%
----------------------------------------
Elf Aquitaine SA                    1.2%
----------------------------------------
Bayer AG                            1.2%
----------------------------------------
Lafarge SA                          1.2%
----------------------------------------
Telefonica de Espana                1.1%
----------------------------------------
Top Ten Total                      14.1%


Country Classifications:*

[PIE CHART APPEARS HERE]

France          15.3%
Germany         13.2%
United Kingdom  10.9%
Japan           10.5%
Italy            8.2%
Switzerland      6.4%
Netherlands      5.7%
Spain            5.4%
Finland          5.3%
Portugal         4.2%
Other           14.9%

*% of Total Investments as of June 30, 1998

--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------

TOTAL RETURN INVESTMENT PERFORMANCE For the Period Ended June 30, 1998

                       Inst'l Class       Admin. Class        MSCI      Lipper International
                     (Incep. 6/8/93)   (Incep. 11/30/94)   EAFE Index       Fund Average
--------------------------------------------------------------------------------------------
1 Year                    15.69%             15.33%           6.38%              8.19%
3 Years*                  14.69%             14.36%          11.01%             12.78%
5 Years*                  13.04%                --           10.34%             12.22%
Since Inception*          12.12%             13.18%             --                 --

* Annualized


CUMULATIVE RETURNS THROUGH JUNE 30, 1998
$5,000,000 invested at inception

                           [LINE GRAPH APPEARS HERE]

                                International            EAFE
             MONTH              Developed Fund           Index
           =========            ==============         =========
            06/30/93                 5,000,000         5,000,000
            07/31/93                 5,201,655         5,176,175
            09/30/93                 5,423,992         5,335,144
            12/31/93                 5,479,424         5,384,757
            03/31/94                 5,714,257         5,576,499
            06/30/94                 6,022,148         5,865,215
            09/30/94                 6,011,711         5,874,779
            12/31/94                 5,865,613         5,818,871
            03/31/95                 6,061,496         5,931,805
            06/30/95                 6,115,908         5,979,592
            09/30/95                 6,616,498         6,233,643
            12/31/95                 6,870,485         6,491,044
            03/31/96                 7,084,285         6,683,486
            06/30/96                 7,246,079         6,794,164
            09/30/96                 7,153,626         6,790,805
            12/31/96                 7,270,848         6,903,981
            03/31/97                 7,173,579         6,800,768
            06/30/97                 7,976,047         7,688,586
            09/30/97                 7,830,144         7,638,801
            12/31/97                 7,410,313         7,045,980
            03/31/98                 8,815,051         8,087,916
            06/30/98                 9,227,451         8,179,226

Past performance is not an indication of future results. The line graph above assumes the investment of $5,000,000 on 7/1/93, the first full month following the Fund's Institutional Class inception on 6/8/93, compared to the Morgan Stanley Capital International (MSCI) EAFE Index (Europe, Australasia, Far East), an unmanaged market index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 11/30/94. The Fund may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty.


--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

 .        The International Developed Fund posted excellent results for the 12-month period ended June 30, 1998, with returns of 15.69% and 15.33% for Institutional and Administrative Class shares, respectively. These results significantly outperformed the 6.38% return of the MSCI EAFE Index, the Fund's benchmark.

 .        The Fund's year-long strategy of overweighting continental Europe at the expense of the United Kingdom and Asia proved to be a major contributor to this strong 12-month performance. The Fund's success in Europe was due to a combination of positive macroeconomic forces and corporate-specific success. The manager invested a significant portion of the Fund's assets in continental Europe, approximately 64% as of June 30, 1998, compared to 51% for the MSCI EAFE Index, and realized significant contributions from selected holdings in France, Italy and Finland.

 .        The UK had been enjoying its own private boom for several years, but the increasingly strong British Pound is hurting domestic manufacturers dependent on exporting and the UK's traditional trading links with Asia have depressed corporate earnings in many sectors. As a result, the Fund has taken a cautious approach to investment in this region, ending the period with a UK weighting of only 11% versus the benchmark weighting of 22%.

 .        Troubles in the Asian markets continued to keep the Fund's manager largely out of this region as well. The manager harbors doubts about the Japanese government's ability to stimulate its economy out of recession.

                                                           1998 Annual Report  5

PIMCO Capital Appreciation Fund


--------------------------------------------------------------------------------
FUND CHARACTERISTICS
--------------------------------------------------------------------------------

Portfolio Manager:

Cadence Capital Management
Boston, Massachusetts

Objective and Primary Investments:

Seeks growth of capital; invests primarily in common stocks of companies with market capitalizations of at least $100 million that have improving fundamentals and whose stock is reasonably valued by the market.

Total Net Assets:

$1,124 million

Top Ten Common Stocks:*

Company
----------------------------------------
Capital One Financial Corp.         2.1%
----------------------------------------
Cognizant Corp.                     1.9%
----------------------------------------
Costco Cos., Inc.                   1.9%
----------------------------------------
Safeway, Inc.                       1.8%
----------------------------------------
Carnival Corp. `A'                  1.8%
----------------------------------------
Omnicom Group, Inc.                 1.8%
----------------------------------------
TJX Cos., Inc.                      1.7%
----------------------------------------
Jones Apparel Group, Inc.           1.7%
----------------------------------------
Cisco Systems, Inc.                 1.6%
----------------------------------------
Dayton Hudson Corp.                 1.4%
----------------------------------------
Top Ten Total                      17.7%


Industry Classifications:*

[PIE CHART APPEARS HERE]

Financial and Business Services    27.7%
Consumer Discretionary             13.5%
Technology                          9.8%
Health Care                         9.5%
Consumer Services                   8.4%
Capital Goods                       6.9%
Consumer Staples                    6.2%
Transportation                      4.1%
Other                              13.9%

*% of Total Investments as of June 30, 1998


--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------

TOTAL RETURN INVESTMENT PERFORMANCE For the Period Ended June 30, 1998

                                                                       Lipper Capital
                    Inst'l Class       Admin. Class                     Appreciation
                   (Incep. 3/8/91)   (Incep. 7/31/96)   S&P 500 Index   Fund Average
--------------------------------------------------------------------------------------
1 Year                 32.97%             32.55%            30.16%         22.12%
3 Years*               29.67%                --             30.24%         20.35%
5 Years*               22.14%                --             23.08%         16.02%
Since Inception*       20.77%             37.20%               --             --

* Annualized


CUMULATIVE RETURNS THROUGH JUNE 30, 1998
$5,000,000 invested at inception

                           [LINE GRAPH APPEARS HERE]

                                Capital            S&P 500
               MONTH          Appreciation          Index
                                 Fund
             =========        ============        =========
              03/31/91           5,000,000        5,000,000
              04/30/91           4,854,350        5,012,000
              06/30/91           4,820,061        4,989,052
              09/30/91           5,253,318        5,256,026
              12/31/91           6,008,526        5,696,591
              03/31/92           5,817,823        5,552,878
              06/30/92           5,646,491        5,658,669
              09/30/92           5,816,058        5,837,050
              12/31/92           6,459,843        6,130,939
              03/31/93           6,904,241        6,398,680
              06/30/93           7,153,400        6,429,835
              09/30/93           7,525,186        6,595,972
              12/31/93           7,603,513        6,748,903
              03/31/94           7,377,445        6,492,973
              06/30/94           7,191,566        6,520,301
              09/30/94           7,384,297        6,839,131
              12/31/94           7,279,887        6,838,055
              03/31/95           7,973,994        7,503,845
              06/30/95           8,920,691        8,220,215
              09/30/95           9,884,778        8,873,410
              12/31/95           9,983,895        9,407,652
              03/31/96          10,731,348        9,912,614
              06/30/96          11,121,089       10,357,452
              09/30/96          11,692,504       10,677,563
              12/31/96          12,658,812       11,567,641
              03/31/97          12,776,151       11,877,772
              06/30/97          14,625,966       13,951,386
              09/30/97          16,544,805       14,996,459
              12/31/97          16,991,599       15,426,988
              03/31/98          18,949,019       17,578,870
              06/30/98          19,447,678       18,159,332

Past performance is not an indication of future results. The line graph above assumes the investment of $5,000,000 on 4/1/91, the first full month following the Fund's Institutional Class inception on 3/8/91, compared to the S&P 500 Index, an unmanaged market index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 7/31/96.


--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

 .        For the 12-months ended June 30, 1998, the Capital Appreciation Fund posted outstanding returns of 32.97% and 32.55% for Institutional and Administrative Class shares, respectively. This allowed the Fund to outperform the market in general (as measured by the S&P 500 Index), and also surpass the 22.12% average return of funds with the same objective (as measured by the Lipper Capital Appreciation Fund Average).

 .        Strong performance from the Fund's technology holdings was instrumental in achieving these impressive returns. In general, the sector saw rapid growth in the networking and internet areas. In addition, computer companies were aided by lower costs and robust demand from both North America and Europe.

 .        Cisco Systems, Inc., a leader in the networking industry, was one success story. Cisco Systems has been chosen as a supplier by major companies like Kaiser Permanente, the world's largest HMO. Cisco Systems also benefited from announced partnerships with Dell Computer Corp. and IBM Corp. which will allow the company to provide internet access at much faster speeds than are currently available.

 .        Another top performer for the Fund was Dell Computer Corp. Much of the company's success can be traced to its practice of only manufacturing products upon order, which means no inventory and greatly reduced overhead costs. Dell Computer has also benefited from focusing on government and corporate clients.

 .        Tempering the Fund's results this year were most of its energy holdings which had been major contributers to performance in 1997.
         Unfortunately, a drop in demand and a fall in the price of crude oil meant companies were not hiring drillers, lowering their day rates and negatively affecting profits.

6  PIMCO Funds

PIMCO Mid-Cap Growth Fund


--------------------------------------------------------------------------------
FUND CHARACTERISTICS
--------------------------------------------------------------------------------

Portfolio Manager:

Cadence Capital Management
Boston, Massachusetts

Objective and Primary Investments:

Seeks growth of capital; invests primarily in common stocks of companies with market capitalizations in excess of $500 million that have improving fundamentals and whose stock is reasonably valued by the market.

Total Net Assets:

$794 million

Top Ten Common Stocks:*

Company
----------------------------------------
Unisys Corp.                        1.6%
----------------------------------------
Compuware Corp.                     1.5%
----------------------------------------
Borders Group, Inc.                 1.5%
----------------------------------------
Network Associates, Inc.            1.5%
----------------------------------------
Providian Financial Corp.           1.4%
----------------------------------------
Royal Caribbean Cruises Limited     1.4%
----------------------------------------
Citrix Systems, Inc.                1.3%
----------------------------------------
Waters Corp.                        1.3%
----------------------------------------
Ambac, Inc.                         1.2%
----------------------------------------
Proffitt's, Inc.                    1.2%
----------------------------------------
Top Ten Total                      13.9%

Industry Classifications:*

[PIE CHART APPEARS HERE]

Financial and Business Services    25.3%
Technology                         15.1%
Consumer Discretionary             12.1%
Health Care                         9.2%
Consumer Staples                    7.1%
Capital Goods                       5.8%
Consumer Services                   5.4%
Energy                              3.8%
Other                              16.2%

*% of Total Investments as of June 30, 1998

--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------

TOTAL RETURN INVESTMENT PERFORMANCE For the Period Ended June 30, 1998

                          Inst'l Class        Admin. Class        S&P 500     Lipper Mid-Cap
                        (Incep. 8/26/91)   (Incep. 11/30/94)   Mid-Cap Index   Fund Average
--------------------------------------------------------------------------------------------
1 Year                       26.16%              25.75%            27.16%          22.22%
3 Years*                     26.05%              25.69%            24.00%          20.42%
5 Years*                     20.25%                 --             18.45%          16.72%
Since Inception*             19.54%              28.64%               --              --

* Annualized


CUMULATIVE RETURNS THROUGH JUNE 30, 1998
$5,000,000 invested at inception

                           [LINE GRAPH APPEARS HERE]

                                  Mid-Cap                  S&P 500
       MONTH                      Growth                   Mid-Cap
                                   Fund                     Index
====================            ===========              ===========
            08/31/91              5,000,000                5,000,000
            09/30/91              4,974,950                4,983,725
            12/31/91              5,665,299                5,595,982
            03/31/92              5,555,924                5,567,702
            06/30/92              5,378,127                5,394,740
            09/30/92              5,541,064                5,604,466
            12/31/92              6,185,404                6,262,637
            03/31/93              6,470,422                6,468,100
            06/30/93              6,765,881                6,618,816
            09/30/93              7,201,787                6,951,557
            12/31/93              7,160,996                7,136,600
            03/31/94              7,033,122                6,865,539
            06/30/94              6,700,295                6,615,199
            09/30/94              7,026,048                7,063,068
            12/31/94              6,991,678                6,880,817
            03/31/95              7,582,451                7,444,211
            06/30/95              8,493,975                8,093,438
            09/30/95              9,501,369                8,883,373
            12/31/95              9,599,034                9,010,329
            03/31/96             10,152,383                9,565,006
            06/30/96             10,325,462                9,840,533
            09/30/96             11,095,622               10,127,009
            12/31/96             11,841,245               10,740,502
            03/31/97             11,774,758               10,580,948
            06/30/97             13,483,461               12,135,971
            09/30/97             15,750,651               14,087,537
            12/31/97             15,887,569               14,204,712
            03/31/98             17,031,474               15,769,123
            06/30/98             17,010,291               15,431,713


Past performance is not an indication of future results. The line graph above assumes the investment of $5,000,000 on 9/1/91, the first full month following the Fund's Institutional Class inception on 8/26/91, compared to the S&P Mid-Cap Index, an unmanaged market index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 11/30/94.

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

 .    With results of 26.16% for Institutional Class shares, and 25.75% for
     Administrative Class shares, the Mid-Cap Growth Fund had an excellent year ended June 30, 1998. The Fund outperformed the 22.22% average return for funds with the same objective (as measured by the Lipper Mid-Cap Fund Average).

 .    Leading the Fund's success was the financial sector, including banks and securities companies. This sector was supported by the generally strong economy, allowing increased revenue and stock price growth. The technology sector made significant contributions to performance as well.

 .    Unisys Corp., a provider of information technology solutions, has performed well for the Fund. While the company was once primarily in the mainframe business, it has been shifting its focus to computer services which provides a more predictable revenue stream. The company was able to boost its stock price significantly by augmenting this new strategy with efforts to reduce debt and improve its balance sheet.

 .    Compuware Corp. was also a strong holding. Compuware has developed software that can diagnose a system's vulnerability to the "Year 2000" Problem and provide measures to correct it. As a result, the company's stock price has increased in value.

 .    The Fund saw much less success from its holdings in the energy sector. The manager traces a portion of the problems in this sector to the Asian crisis. In addition, the price of crude oil fell dramatically over the past six months. The end result was a hard hit to energy related stocks.

                                                           1998 Annual Report  7

PIMCO Micro-Cap Growth Fund


--------------------------------------------------------------------------------
FUND CHARACTERISTICS
--------------------------------------------------------------------------------

Portfolio Manager:

Cadence Capital Management
Boston, Massachusetts

Objective and Primary Investments:

Seeks long-term growth of capital; invests primarily in common stocks of companies with market capitalizations of less than $100 million that have improving fundamentals and whose stock is reasonably valued by the market.

Total Net Assets:

$263 million

Top Ten Common Stocks:*

Company
----------------------------------------
Atlantic Coast Airlines Holdings    2.6%
----------------------------------------
Dendrite International, Inc.        2.3%
----------------------------------------
Mesaba Holdings, Inc.               2.1%
----------------------------------------
Cotelligent Group, Inc.             2.0%
----------------------------------------
CIBER, Inc.                         1.9%
----------------------------------------
Winsloew Furniture, Inc.            1.9%
----------------------------------------
Movado Group, Inc.                  1.9%
----------------------------------------
Crossmann Communities, Inc.         1.8%
----------------------------------------
Alabama National Bancorp            1.8%
----------------------------------------
Pillowtex Corp.                     1.8%
----------------------------------------
Top Ten Total                      20.1%


Industry Classifications:*

[PIE CHART APPEARS HERE]

Consumer Discretionary             28.5%
Financial and Business Services    19.3%
Capital Goods                       9.0%
Technology                          7.8%
Transportation                      6.2%
Consumer Services                   6.1%
Consumer Staples                    4.2%
Health Care                         2.4%
Other                              16.5%

*% of Total Investments as of June 30, 1998

--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------

TOTAL RETURN INVESTMENT PERFORMANCE For the Period Ended June 30, 1998

                      Inst'l Class       Admin. Class                        Lipper Micro-Cap
                    (Incep. 6/25/93)   (Incep. 4/1/96)   Russell 2000 Index   Fund Average
---------------------------------------------------------------------------------------------
1 Year                   33.95%             33.70%             16.50%            23.94%
3 Years*                 29.86%                --              18.85%            21.39%
5 Years*                 24.91%                --              16.05%            16.69%
Since Inception*         24.79%             28.82%                --                --

* Annualized


CUMULATIVE RETURNS THROUGH JUNE 30, 1998
$5,000,000 invested at inception

                           [LINE GRAPH APPEARS HERE]


                                 Micro-Cap           Russell 2000
                  MONTH           Growth                Index
                                   Fund
                =========       ===========          ============
                 06/30/93         5,000,000             5,000,000
                 07/31/93         5,021,687             5,069,050
                 09/30/93         5,442,666             5,437,157
                 12/31/93         5,893,716             5,579,823
                 03/31/94         5,763,413             5,431,753
                 06/30/94         5,487,771             5,220,213
                 09/30/94         5,958,868             5,582,590
                 12/31/94         5,953,856             5,478,183
                 03/31/95         6,124,253             5,730,740
                 06/30/95         6,941,154             6,267,918
                 09/30/95         7,813,183             6,886,946
                 12/31/95         8,111,989             7,036,188
                 03/31/96         8,444,657             7,395,160
                 06/30/96         9,452,898             7,765,118
                 09/30/96         9,601,319             7,791,416
                 12/31/96        10,044,807             8,196,760
                 03/31/97         9,581,728             7,772,822
                 06/30/97        11,348,288             9,032,885
                 09/30/97        13,800,890            10,377,483
                 12/31/97        13,730,013            10,029,924
                 03/31/98        15,561,110            11,038,738
                 06/30/98        15,201,315            10,523,557

Past performance is not an indication of future results. The line graph above assumes the investment of $5,000,000 on 7/1/93, the first full month following the Fund's Institutional Class inception on 6/25/93, compared to the Russell 2000 Index, an unmanaged market index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 4/1/96. The Fund may invest in stocks of small and intermediate sized companies which may have less liquidity than those of larger companies and may be subject to greater price volatility than the overall stock market.

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

 .    The Micro-Cap Growth Fund enjoyed strong relative performance during the twelve-month period ended June 30, 1998 as Institutional Class shares returned 33.95% and Administrative Class shares returned 33.70% versus the 16.50% return of the Russell 2000 Index, the Fund's benchmark.

 .    While absolute returns have been tempered by pressures on the secondary stock markets, comparison of the Fund's returns with those of the Russell 2000 Index indicates that relative performance remained strong.

 .    The Fund continued to overweight stocks in the consumer goods and services sector which boosted performance. Atlantic Coast Airlines Holdings, Stanley Furniture Co., Inc. and Shoe Carnival, Inc. are Fund holdings that have demonstrated growth, reasonable valuations and strong financial profiles.

 .    The Fund's increase in technology holdings over the period also benefited returns. The Fund consciously avoided technology companies with significant exposure to Asia due to the weakness in the region. Dendrite International, Inc., a provider of sales force management software, and Applied Voice Technology, a leader in call center and voice messaging systems, were stand-out performers.

 .    The financial and business services sector continued to benefit shareholders as the Fund held more in this sector compared to the Index. Alabama National Bancorp led the performance parade, followed by CIBER, Inc., an information technology service provider that has profited from an increase in corporate spending on Year 2000 solutions and has developed enterprising resource systems implementations.

8  PIMCO Funds

PIMCO Small-Cap Growth Fund

--------------------------------------------------------------------------------
FUND CHARACTERISTICS
--------------------------------------------------------------------------------

Portfolio Manager:

Cadence Capital Management
Boston, Massachusetts

Objective and Primary Investments:

Seeks growth of capital; invests primarily in common stocks of companies with market capitalizations between $50 million and $1 billion that have improving fundamentals and whose stock is reasonably valued by the market.

Total Net Assets:

$49 million

Top Ten Common Stocks:*

Company
--------------------------------------------------------------------------------
Coach USA, Inc.                                                           1.5%
--------------------------------------------------------------------------------
Fred Meyer, Inc.                                                          1.4%
--------------------------------------------------------------------------------
Mueller Industries, Inc.                                                  1.4%
--------------------------------------------------------------------------------
Lernout & Hauspie Speech Products NV                                      1.3%
--------------------------------------------------------------------------------
Lone Star Industries, Inc.                                                1.3%
--------------------------------------------------------------------------------
Manitowoc Co., Inc.                                                       1.2%
--------------------------------------------------------------------------------
Ethan Allen Interiors, Inc.                                               1.2%
--------------------------------------------------------------------------------
Williams-Sonoma, Inc.                                                     1.2%
--------------------------------------------------------------------------------
Martin Marietta Materials, Inc.                                           1.2%
--------------------------------------------------------------------------------
Windmere Durable Holdings                                                 1.2%
--------------------------------------------------------------------------------
Top Ten Total                                                            12.9%

Industry Classifications:*

[PIE CHART APPEARS HERE]

Financial and Business Services                                          19.9%
Consumer Discretionary                                                   19.1%
Technology                                                               10.2%
Capital Goods                                                             9.7%
Transportation                                                            6.7%
Health Care                                                               5.1%
Materials and Processing                                                  5.1%
Consumer Staples                                                          4.1%
Other                                                                    20.1%

*% of Total investments as of June 30, 1998

--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------

TOTAL RETURN INVESTMENT PERFORMANCE  For the Period Ended June 30, 1998

                       Inst'l Class       Admin. Class                          Lipper Small-Cap
                     (Incep. 1/17/91)   (Incep. 9/27/95)   Russell 2000 Index     Fund Average
------------------------------------------------------------------------------------------------
1 Year                    19.33%             18.90%              16.50%              17.63%
3 Years*                  19.80%                --               18.85%              19.68%
5 Years*                  15.69%                --               16.05%              16.74%
Since Inception*          22.08%             16.00%                 --                  --
* Annualized

CUMULATIVE RETURNS THROUGH JUNE 30, 1998
$5,000,000 invested at inception

                           [LINE GRAPH APPEARS HERE]

                            Small-Cap             Russell 2000
       MONTH               Growth Fund               Index
===================        ===========            ============
           01/31/91          5,000,000               5,000,000
           02/28/91          5,463,287               5,560,750
           03/31/91          5,843,531               5,950,725
           06/30/91          5,766,171               5,858,483
           09/30/91          6,383,633               6,336,132
           12/31/91          6,995,446               6,699,007
           03/31/92          7,247,813               7,201,466
           06/30/92          6,694,376               6,710,181
           09/30/92          6,955,598               6,902,452
           12/31/92          8,162,949               7,932,403
           03/31/93          9,066,884               8,271,465
           06/30/93          9,374,314               8,452,035
           09/30/93         10,250,718               9,191,009
           12/31/93         10,158,807               9,432,172
           03/31/94          9,979,534               9,181,873
           06/30/94          9,631,853               8,824,285
           09/30/94         10,316,350               9,436,850
           12/31/94         10,214,126               9,260,359
           03/31/95         10,437,578               9,687,283
           06/30/95         11,296,106              10,595,333
           09/30/95         13,160,169              11,641,742
           12/31/95         12,445,286              11,894,022
           03/31/96         13,037,010              12,500,831
           06/30/96         13,253,339              13,126,211
           09/30/96         13,717,811              13,170,664
           12/31/96         14,540,393              13,855,860
           03/31/97         13,738,667              13,139,233
           06/30/97         16,277,466              15,269,253
           09/30/97         18,877,002              17,542,170
           12/31/97         18,425,982              16,954,654
           03/31/98         20,380,883              18,659,961
           06/30/98         19,424,230              17,789,095

Past performance is not an indication of future results. The line graph above assumes the investment of $5,000,000 on 2/1/91, the first full month following the Fund's Institutional Class inception on 1/17/91, compared to the Russell 2000 Index, an unmanaged market index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 9/27/95. The Fund may invest in stocks of small and intermediate sized companies which may have less liquidity than those of larger companies and may be subject to greater price volatility than the overall stock market.


--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

 .    Small-Cap Growth Fund shareholders continued to enjoy favorable relative performance for the 12-month period ended June 30, 1998. During this period the Fund's Institutional Class and Administrative Class shares returned 19.33% and 18.90%, respectively, versus 16.50% for the Russell 2000 Index.

 .    The Fund's largest sector remains financial and business services. Amid this sector's relatively benign activity, there were a few standout performers including Metris Companies and Reinsurance Group of America. Each experienced excellent growth in their core businesses.

 .    Consumer service stocks have performed well over the twelve-month period.
     Familiar names like Coach USA, Inc., Williams-Sonoma, Inc., and Ethan Allen Interiors, Inc. were among the top performing stocks. The best performer was the retail-clothing distributor American Eagle Outfitters, Inc., which rose 29.1% in the second quarter alone.

 .    Technology stocks performed well compared with either the Russell 2000
     Index or its constituent stocks. The Fund's holdings were concentrated in software and services rather than hardware and capital equipment. Lernout & Hauspie Speech Products NV, the voice recognition and language translation software manufacturer, led the way, rising 36%.

 .    Despite the disappointing performance of the capital goods and basic materials sectors in general, several stocks added to Fund returns. Mueller Industries, Inc. and Lone Star Industries, Inc. manufacture and distribute various metals and cement, respectively. Each experienced increased demand for their products and benefited from the general strength of the economy.


                                                           1998 Annual Report  9

PIMCO Core Equity Fund

--------------------------------------------------------------------------------
FUND CHARACTERISTICS
--------------------------------------------------------------------------------

Portfolio Manager:

Columbus Circle Investors
Stamford, Connecticut

Objective and Primary Investments:

Seeks long-term growth of capital, with income as a secondary objective; invests primarily in common stocks of companies with market capitalizations in excess of $3 billion.

Total Net Assets:

$131 million

Top Ten Common Stocks:*

Company
--------------------------------------------------------------------------------
HBO & Co.                                                                 4.4%
--------------------------------------------------------------------------------
Sears, Roebuck & Co.                                                      3.8%
--------------------------------------------------------------------------------
America Online, Inc.                                                      3.4%
--------------------------------------------------------------------------------
Warner-Lambert Co.                                                        3.0%
--------------------------------------------------------------------------------
Safeway, Inc.                                                             3.0%
--------------------------------------------------------------------------------
Microsoft Corp.                                                           3.0%
--------------------------------------------------------------------------------
Capital One Financial Corp.                                               3.0%
--------------------------------------------------------------------------------
Pfizer, Inc.                                                              2.5%
--------------------------------------------------------------------------------
Tele-Communications, Inc. 'A'                                             2.5%
--------------------------------------------------------------------------------
CVS Corp.                                                                 2.4%
--------------------------------------------------------------------------------
Top Ten Total                                                            31.0%


Industry Classifications:*

[PIE CHART APPEARS HERE]

Consumer Discretionary                                                    18.4%
Technology                                                                17.2%
Health Care                                                               15.9%
Financial and Business Services                                           12.5%
Consumer Staples                                                           6.5%
Energy                                                                     5.7%
Communications                                                             5.4%
Consumer Services                                                          5.2%
Other                                                                     13.2%

*% of Total Investments as of June 30, 1998

--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------

TOTAL RETURN INVESTMENT PERFORMANCE  For the Period Ended June 30, 1998


                         Inst'l Class        Admin. Class                     Lipper Growth
                       (Incep. 12/28/94)   (Incep. 5/31/95)   S&P 500 Index   Fund Average
-------------------------------------------------------------------------------------------
1 Year                       41.83%             41.54%            30.16%          25.38%
3 Years*                     26.73%             26.43%            30.24%          23.85%
Since Inception*             28.55%             26.92%               --              --

* Annualized


CUMULATIVE RETURNS THROUGH JUNE 30, 1998
$5,000,000 invested at inception

                           [LINE GRAPH APPEARS HERE]

                                Core Equity      S&P 500
                 MONTH             Fund           Index
               =========        ===========    ===========
                12/31/94          5,000,000      5,000,000
                01/31/95          5,034,965      5,129,650
                03/31/95          5,339,660      5,486,828
                06/30/95          5,921,094      6,010,639
                09/30/95          6,422,032      6,488,256
                12/31/95          6,397,852      6,878,895
                03/31/96          6,772,780      7,248,124
                06/30/96          6,987,958      7,573,391
                09/30/96          7,225,188      7,807,457
                12/31/96          7,546,203      8,458,284
                03/31/97          7,327,631      8,685,052
                06/30/97          8,496,992     10,201,283
                09/30/97          9,322,102     10,965,443
                12/31/97          9,456,557     11,280,246
                03/31/98         11,129,186     12,853,707
                06/30/98         12,051,200     13,278,142

Past performance is not an indication of future results. The line graph above assumes the investment of $5,000,000 on 1/1/95, the first full month following the Fund's Institutional Class inception on 12/28/94, compared to the S&P 500 Index, an unmanaged market index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 5/31/95.

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

 .    For the 12-months ended June 30, 1998, the Core Equity Fund's Institutional and Administrative Class shares posted outstanding returns of 41.83% and 41.54%, respectively, and outperformed the 30.16% return of the S&P 500 Index by more than 11%. Many sectors posted strong gains, but the technology, consumer staples and financial sectors provided the largest returns.

 .    Technology stocks had the greatest impact on the Fund's performance boosted by an overweight in this sector. Technology stocks held by the Fund were up 81.77% as a group, versus a 34.33% return for technology stocks in the S&P 500 Index. The most profitable technology holdings were American Online, Inc. and Lucent Technologies, Inc., returning 277.98% and 131.62%, respectively.

 .    Consumer staples stocks also benefited Fund performance. The Fund's holdings in this sector advanced 51.48% versus 27.44% for the S&P 500 Index, propelled by Telecommunications, Inc. (up 158.40%), Safeway, Inc. (up 76.42%), Cardinal Health, Inc. (up 63.98%) and CVS Corp. (up 53.06%).

 .    Performance was also enhanced by holdings in the financial sector, which returned 48.59% versus 38.97% for such stocks in the S&P 500 Index. Productive holdings included Capital One Financial Corp. (up 162.33%) and Morgan Stanley, Dean Witter, Discover and Co. (up 56.85%).

 .    Basic materials stocks represented the Fund's worst performing sector.
     Champion International Corp. and Georgia Pacific Corp. had negative returns due to the Asian crisis and an oversupply of paper products in the global market. Recognizing the potential negative effects from Asia, the portfolio manager kept the sector weighting small and its impact on performance was minimal.

10  PIMCO Funds

PIMCO Mid-Cap Equity Fund


--------------------------------------------------------------------------------
FUND CHARACTERISTICS
--------------------------------------------------------------------------------

Portfolio Manager:

Columbus Circle Investors
Stamford, Connecticut

Objective and Primary Investments:

Seeks long-term growth of capital; invests primarily in common stocks of companies with market capitalizations between $800 million and $3 billion.

Total Net Assets:

$11 million

Top Ten Common Stocks:*

Company
--------------------------------------------------------------------------------
Providian Financial Corp.                                                  3.6%
--------------------------------------------------------------------------------
Watson Pharmaceuticals, Inc.                                               3.6%
--------------------------------------------------------------------------------
Black & Decker Corp.                                                       3.3%
--------------------------------------------------------------------------------
Ceridian Corp.                                                             3.2%
--------------------------------------------------------------------------------
Office Depot, Inc.                                                         3.1%
--------------------------------------------------------------------------------
Jacor Communications, Inc.                                                 2.5%
--------------------------------------------------------------------------------
Lowe's Cos., Inc.                                                          2.4%
--------------------------------------------------------------------------------
Intuit, Inc.                                                               2.4%
--------------------------------------------------------------------------------
Fred Meyer, Inc.                                                           2.3%
--------------------------------------------------------------------------------
BMC Software, Inc.                                                         2.3%
--------------------------------------------------------------------------------
Top Ten Total                                                             28.7%


Industry Classifications:*

                           [PIE CHART APPEARS HERE]

Technology                                                                24.4%
Consumer Discretionary                                                    19.5%
Health Care                                                               11.8%
Financial and Business Services                                           11.3%
Communications                                                            11.1%
Consumer Services                                                          5.3%
Transportation                                                             2.5%
Miscellaneous                                                              2.1%
Consumer Staples                                                           2.1%
Other                                                                      9.9%

--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------

TOTAL RETURN INVESTMENT PERFORMANCE  For the Period Ended June 30, 1998

                        Inst'l Class       Admin. Class        S&P 500     Lipper Mid-Cap
                     (Incep. 12/28/94)   (Incep. 8/21/97)   Mid-Cap Index   Fund Average
-----------------------------------------------------------------------------------------
1 Year                     30.40%                --             27.16%          22.22%
3 Years*                   22.63%                --             24.00%          20.42%
Since Inception            24.52%*            19.65%               --              --

* Annualized


Cumulative Returns Through June 30, 1998
$5,000,000 invested at inception

                           [LINE GRAPH APPEARS HERE]

                                   Mid-Cap            S&P 500
             MONTH                 Equity             Mid-Cap
                                    Fund               Index
           =========             ==========          ==========
            12/31/94              5,000,000           5,000,000
            01/31/95              4,910,000           5,052,050
            03/31/95              5,370,000           5,409,394
            06/30/95              5,850,000           5,881,160
            09/30/95              6,375,000           6,455,173
            12/31/95              6,585,784           6,547,426
            03/31/96              7,002,866           6,950,487
            06/30/96              7,548,678           7,150,700
            09/30/96              7,574,424           7,358,871
            12/31/96              7,725,848           7,804,670
            03/31/97              7,266,187           7,688,729
            06/30/97              8,273,906           8,818,698
            09/30/97              9,700,035          10,236,819
            12/31/97              8,978,700          10,321,966
            03/31/98             10,055,187          11,458,757
            06/30/98             10,788,793          11,213,575


Past performance is not an indication of future results. The line graph above assumes the investment of $5,000,000 on 1/1/95, the first full month following the Fund's Institutional Class inception on 12/28/94, compared to the S&P Mid-Cap Index, an unmanaged market index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annual basis. The Administrative Class commenced operations on 8/21/97.

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------


 .    The Mid-Cap Equity Fund posted exceptional results for the 12-months ended
     June 30, 1998 with the Fund's total return of 30.40% leading the S&P Mid-Cap Index return of 27.16% by 3.24%. The financial, transportation and consumer staples sectors provided the largest returns.

 .    Performance in the financial sector was led by Capital One Financial Corp.
     (up 139.60%), Providian Financial Corp. (up 89.56%) and Dime Bancorp, Inc. (up 72.24%). This sector continued to benefit from low interest rates and a merger and acquisition trend that was favorably received by Wall Street analysts and investors.

 .    The transportation sector was overweighted versus the S&P Mid-Cap Index and enjoyed good performance due to falling oil prices and the strong US economy. Fund performance was enhanced by holdings of Kansas City Southern Industries, Inc. and Southwest Airlines Co. which provided 69.51% and
     32.59% returns, respectively.

 .    The strength of the US economy led to positive growth in the consumer staples sector. As a group the consumer staples stocks held by the Fund were up 47.84% versus a 26.71% return for this sector in the S&P Mid-Cap Index. The Fund held overweighted positions in this sector which further enhanced performance. The Fund's top performing consumer staples' stocks for the Fund in this sector were Jacor Communications, Inc. (up 47.96%), Outback Steakhouse, Inc. (up 40.54%) and Viacom, Inc. (up 35.86%).

 .    Continued economic problems in Asia had a negative effect on the industrial cyclicals and basic materials sectors. The Fund maintained a small weighted position in these sectors and the impact was minimal.


                                                           1998 Annual Report 11

PIMCO Equity Income Fund

--------------------------------------------------------------------------------
FUND CHARACTERISTICS
--------------------------------------------------------------------------------

Portfolio Manager:

NFJ Investment Group
Dallas, Texas

Objective and Primary Investments:

Seeks current income as a primary investment objective, and long-term growth of capital as a secondary objective; invests primarily in common stocks with below-average price to earnings ratios and higher dividend yields relative to their industry groups.

Total Net Assets:

$202 million

Top Ten Common Stocks:*

Company
--------------------------------------------------------------------------------
SUPERVALU, Inc.                                                            4.0%
--------------------------------------------------------------------------------
PNC Bank Corp.                                                             3.7%
--------------------------------------------------------------------------------
RJR Nabisco Holdings Corp.                                                 3.6%
--------------------------------------------------------------------------------
Ford Motor Co.                                                             2.6%
--------------------------------------------------------------------------------
Atlantic Richfield Co.                                                     2.4%
--------------------------------------------------------------------------------
Pharmacia & Upjohn, Inc.                                                   2.2%
--------------------------------------------------------------------------------
American Home Products Corp.                                               2.2%
--------------------------------------------------------------------------------
Deluxe Corp.                                                               2.1%
--------------------------------------------------------------------------------
Union Carbide Corp.                                                        2.1%
--------------------------------------------------------------------------------
Peoples Energy Corp.                                                       2.1%
--------------------------------------------------------------------------------
Top Ten Total                                                             27.0%


Industry Classifications:*

                           [PIE CHART APPEARS HERE]

Financial and Business Services                                           16.2%
Consumer Discretionary                                                    16.1%
Utilities                                                                 11.9%
Energy                                                                    11.1%
Materials and Processing                                                   9.5%
Consumer Staples                                                           9.5%
Health Care                                                                6.3%
Communications                                                             5.7%
Other                                                                     13.7%
* % of Total Investments as of June 30, 1995

--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------

TOTAL RETURN INVESTMENT PERFORMANCE  For the Period Ended June 30, 1998


                         Inst'l Class       Admin. Class                        Lipper Equity
                       (Incep. 3/8/91)   (Incep. 11/30/94)   S&P 500 Index   Income Fund Average
-------------------------------------------------------------------------------------------------
1 Year                      21.84%             21.58%           30.16%              20.94%
3 Years*                    24.77%             24.46%           30.24%              23.14%
5 Years*                    18.12%                --            23.08%              17.52%
Since Inception*            17.48%             25.56%              --                  --

* Annualized


CUMULATIVE RETURNS THROUGH JUNE 30, 1998
$5,000,000 invested at inception

                           [LINE GRAPH APPEARS HERE]


                                Equity Income         S&P 500
               MONTH                Fund               Index
             =========          =============       ===========
              03/31/91              5,000,000         5,000,000
              04/30/91              5,034,636         5,012,000
              06/30/91              5,134,629         4,989,052
              09/30/91              5,532,987         5,256,026
              12/31/91              5,820,738         5,696,591
              03/31/92              6,017,412         5,552,878
              06/30/92              6,141,420         5,658,669
              09/30/92              6,283,491         5,837,050
              12/31/92              6,678,968         6,130,939
              03/31/93              7,009,814         6,398,680
              06/30/93              7,048,480         6,429,835
              09/30/93              7,279,450         6,595,972
              12/31/93              7,244,360         6,748,903
              03/31/94              7,031,262         6,492,973
              06/30/94              7,030,089         6,520,301
              09/30/94              7,420,033         6,839,131
              12/31/94              7,128,119         6,838,055
              03/31/95              7,819,936         7,503,845
              06/30/95              8,345,382         8,220,215
              09/30/95              8,990,321         8,873,410
              12/31/95              9,513,516         9,407,652
              03/31/96              9,980,549         9,912,614
              06/30/96             10,419,988        10,357,452
              09/30/96             10,636,733        10,677,563
              12/31/96             11,556,478        11,567,641
              03/31/97             11,746,786        11,877,772
              06/30/97             13,303,510        13,951,386
              09/30/97             14,693,065        14,996,459
              12/31/97             15,183,146        15,426,988
              03/31/98             16,902,461        17,578,870
              06/30/98             16,209,160        18,159,332

Past performance is not an indication of future results. The line graph above assumes the investment of $5,000,000 on 4/1/91, the first full month following the Fund's Institutional Class inception on 3/8/91, compared to the S&P 500 Index, an unmanaged market index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 11/30/94.


--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

 .    The Equity Income Fund's performance was solid, returning 21.84% and 21.58%
     for Institutional and Administrative Class shares, respectively, for the fiscal year. While these returns trailed the S&P 500 Index, they edged the 20.94% average return of funds with the same objective (as measured by the Lipper Equity Income Fund Average).

 .    Fund performance was heightened by holdings of consumer cyclical stocks. A strong domestic economy, low interest rates and low inflation spurred consumer spending resulting in banner years for many consumer cyclicals. One strong performer during the period was Ford Motor Co., whose truck and sports-utility vehicle sales, have greatly increased. Ford's European operations and auto parts division also increased earnings. The company also cut $900 million in costs.

 .    Chrysler Corp. was also a standout performer for the Fund this year. Like
     Ford, Chrysler benefited from the generally strong economy and made deep cost-cutting efforts. In addition, luxury German automaker Daimler-Benz AG announced a merger with Chrysler in May, increasing the company's stock price.

 .    The Fund saw contributions from American Home Products Corp., a drug and consumer products company. While the company had some product setbacks during the year, they also had positive news in the form of an announced merger with Monsanto Co. which boosted the company's stock price.

 .    One recent disappointment for the Fund was Capstead Mortgage Corp. Capstead
     Mortgage is a Real Estate Investment Trust (REIT) which took a large write-off in its portfolio during the second quarter of 1998. The company was forced to cut its dividend which led to a sharp price decline in June.

12  PIMCO Funds

PIMCO Value Fund

--------------------------------------------------------------------------------
FUND CHARACTERISTICS
--------------------------------------------------------------------------------


Portfolio Manager:

NFJ Investment Group
Dallas, Texas

Objective and Primary Investments:

Seeks long-term growth of capital and income; invests primarily in common stocks with below-average price to earnings ratios relative to their industry groups.

Total Net Assets:

$239 million

Top Ten Common Stocks:*

Company
----------------------------------------------------
DTE Energy Co.                                  3.2%
----------------------------------------------------
NICOR, Inc.                                     3.2%
----------------------------------------------------
Public Service Enterprise Group, Inc.           3.2%
----------------------------------------------------
Southern New England
Telecommunications Corp.                        3.0%
----------------------------------------------------
Anheuser Busch Cos., Inc.                       3.0%
----------------------------------------------------
SUPERVALU, Inc.                                 3.0%
----------------------------------------------------
Harris Corp.                                    3.0%
----------------------------------------------------
Chase Manhattan Corp.                           3.0%
----------------------------------------------------
Pharmacia & Upjohn, Inc.                        2.9%
----------------------------------------------------
Repsol SA SP - ADR                              2.9%
----------------------------------------------------
Top Ten Total                                  30.4%


Industry Classifications:*

[PIE CHART APPEARS HERE]

Consumer Discretionary           13.5%
Financial and Business Services  13.5%
Consumer Staples                 11.7%
Energy                           10.0%
Technology                        9.6%
Utilities                         9.5%
Materials and Processing          8.8%
Health Care                       7.5%
Other                            15.9%

% of Total Investments as of June 30, 1998

--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------

TOTAL RETURN INVESTMENT PERFORMANCE  For the Period Ended June 30, 1998

                                                                              Lipper
                          Inst'l Class       Admin. Class                     Growth & Income
                       (Incep. 12/30/91)   (Incep. 8/21/97)   S&P 500 Index   Fund Average
----------------------------------------------------------------------------------------------
1 Year                      19.35%                 --             30.16%          22.86%
3 Years*                    24.08%                 --             30.24%          24.74%
5 Years*                    19.03%                 --             23.08%          18.93%
Since Inception             17.83%*             12.71%               --              --

* Annualized

        CUMULATIVE RETURNS THROUGH JUNE 30, 1998
        $5,000,000 invested at inception


                           [LINE GRAPH APPEARS HERE]


                              Value               S&P 500
          MONTH                Fund                Index
        ---------           ----------           ----------
         12/31/91            5,000,000            5,000,000
         01/31/92            5,144,543            4,907,000
         03/31/92            5,199,220            4,873,861
         06/30/92            5,067,395            4,966,715
         09/30/92            5,166,445            5,123,283
         12/31/92            5,657,265            5,381,235
         03/31/93            6,021,274            5,616,236
         06/30/93            6,041,965            5,643,582
         09/30/93            6,355,890            5,789,403
         12/31/93            6,585,324            5,923,633
         03/31/94            6,415,209            5,698,999
         06/30/94            6,191,689            5,722,985
         09/30/94            6,518,708            6,002,828
         12/31/94            6,317,178            6,001,883
         03/31/95            6,966,570            6,586,260
         06/30/95            7,557,689            7,215,031
         09/30/95            8,210,920            7,788,352
         12/31/95            8,774,957            8,257,265
         03/31/96            9,300,160            8,700,479
         06/30/96            9,572,367            9,090,922
         09/30/96            9,668,844            9,371,889
         12/31/96           10,559,934           10,153,126
         03/31/97           10,714,973           10,425,334
         06/30/97           12,097,138           12,245,382
         09/30/97           13,388,728           13,162,661
         12/31/97           13,327,284           13,540,544
         03/31/98           14,755,186           15,429,289
         06/30/98           14,438,304           15,938,771


Past performance is not an indication of future results. The line graph above assumes the investment of $5,000,000 on 1/1/92, the first full month following the Fund's Institutional Class inception on 12/30/91, compared to the S&P 500 Index, an unmanaged market index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annual basis. The Administrative Class commenced operations on 8/21/97.

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

 .    The Value Fund posted solid results for the year ended June 30, 1998, with
     Institutional Class shares returning 19.35%. The market's continued focus on large-cap and growth-oriented holdings made it a difficult year for value investors. But, relative to its peers, the Fund proved to be an able performer.

 .    Much of the Fund's success during this period can be traced to its financial and consumer cyclical holdings - two sectors that benefited from the growing domestic economy.

 .    Within the financial sector, the Fund saw significant contributions from bank stocks. Chase Manhattan Corp. was one of the Fund's largest holdings and one of its best performers. The bank reported large trading profits, growing fee income from securities processing and increases in trust revenues, mortgage banking and bank card fees.

 .    In the consumer cyclicals sector, Chrysler Corp. was a standout holding. An announced merger with German luxury automaker Daimler-Benz AG greatly improved Chrysler's outlook for global growth. Also, profits from the company's truck sales soared while management implemented a deep cost-cutting program.

 .    The Fund's basic industries holdings did not fare as well. The steel industry was hit hard by deteriorating fundamentals as a result of rising supply and softening demand. With predictions of further demand declines, steel company stock prices began dropping. Fund holding USX-U.S. Steel Group, Inc. was no exception to this trend, seeing its price decline.

                                                          1998 Annual Report  13

PIMCO Small-Cap Value Fund

--------------------------------------------------------------------------------
FUND CHARACTERISTICS
--------------------------------------------------------------------------------


Portfolio Manager:

NFJ Investment Group
Dallas, Texas

Objective and Primary Investments:

Seeks long-term growth of capital and income; invests primarily in common stocks of companies with market capitalizations between $50 million and $1 billion and below-average price to earnings ratios relative to their industry groups.

Total Net Assets:

$375 million


Top Ten Common Stocks:*

Company
------------------------------------------------------------------------------
Bindley Western Industries, Inc.                                          1.2%
------------------------------------------------------------------------------
Burlington Coat Factory Warehouse Corp.                                   1.1%
------------------------------------------------------------------------------
Brown Group, Inc.                                                         1.1%
------------------------------------------------------------------------------
Hughes Supply, Inc.                                                       1.1%
------------------------------------------------------------------------------
Roadway Express, Inc.                                                     1.0%
------------------------------------------------------------------------------
Kelly Services, Inc.                                                      1.0%
------------------------------------------------------------------------------
Claire's Stores, Inc.                                                     1.0%
------------------------------------------------------------------------------
Aliant Communications, Inc.                                               1.0%
------------------------------------------------------------------------------
Wausau-Mosinee Paper Corp.                                                1.0%
------------------------------------------------------------------------------
Bergen Brunswig Corp. 'A'                                                 1.0%
------------------------------------------------------------------------------
Top Ten Total                                                            10.5%


Industry Classifications:*

                           [PIE CHART APPEARS HERE]

Financial and Business Services                                          20.0%
Consumer Discretionary                                                   14.9%
Materials and Processing                                                 11.5%
Capital Goods                                                            10.4%
Utilities                                                                 6.8%
Energy                                                                    6.7%
Health Care                                                               4.1%
Building                                                                  3.9%
Other                                                                    21.7%


*% of Total Investments as of June 30, 1998

--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------

TOTAL RETURN INVESTMENT PERFORMANCE  For the Period Ended June 30, 1998

                        Inst'l Class       Admin. Class                           Lipper Small-Cap
                       (Incep. 10/1/91)   (Incep. 11/1/95)   Russell 2000 Index   Fund Average
---------------------------------------------------------------------------------------------------
1 Year                      17.77%             17.41%              16.50%             17.63%
3 Years*                    23.77%                --               18.85%             19.68%
5 Years*                    17.56%                --               16.05%             16.74%
Since Inception*            17.65%             24.39%                 --                 --
* Annualized

        CUMULATIVE RETURNS THROUGH JUNE 30, 1998
        $5,000,000 invested at inception

                           [LINE GRAPH APPEARS HERE]

                                Small-Cap          Russell 2000
      MONTH                     Value Fund            Index
===================             ===========        ============
           09/30/91               5,000,000           5,000,000
           10/31/91               5,057,765           5,132,200
           12/31/91               5,307,711           5,286,354
           03/31/92               5,810,840           5,682,857
           06/30/92               5,515,246           5,295,172
           09/30/92               5,652,803           5,446,897
           12/31/92               6,302,353           6,259,658
           03/31/93               6,718,541           6,527,220
           06/30/93               6,669,012           6,669,713
           09/30/93               6,979,457           7,252,855
           12/31/93               7,174,310           7,443,163
           03/31/94               7,099,942           7,245,646
           06/30/94               6,830,154           6,963,464
           09/30/94               7,039,274           7,446,854
           12/31/94               6,909,938           7,307,581
           03/31/95               7,302,170           7,644,477
           06/30/95               7,898,295           8,361,043
           09/30/95               8,618,222           9,186,790
           12/31/95               8,669,760           9,385,870
           03/31/96               9,086,486           9,864,718
           06/30/96               9,635,021          10,358,221
           09/30/96               9,831,792          10,393,301
           12/31/96              11,072,978          10,934,006
           03/31/97              11,048,801          10,368,498
           06/30/97              12,717,001          12,049,350
           09/30/97              14,739,794          13,842,965
           12/31/97              14,950,861          13,379,342
           03/31/98              16,238,414          14,725,042
           06/30/98              14,976,274          14,037,820


Past performance is not an indication of future results. The line graph above assumes the investment of $5,000,000 on 10/1/91, the Fund's Institutional Class inception, compared to the Russell 2000 Index, an unmanaged market index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 11/1/95. The Fund may invest in stocks of small and intermediate sized companies which may have less liquidity than those of larger companies and may be subject to greater price volatility than the overall stock market.


--------------------------------------------------------------------------------
 PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

 .        The Small-Cap Value Fund produced strong results for the one-year period ended June 30, 1998, with Institutional Class shares returning 17.77% and Administrative Class shares returning 17.41%. This performance outpaced the 16.50% return of the Fund's benchmark, the Russell 2000 Index, for the same period.

 .        Small-capitalization stocks in general did not perform as well as their large-cap counterparts this year. This can be attributed to a "flight to quality," where nervous investors abandoned small-cap stocks (especially value ones), in favor of more stable, liquid, large-cap holdings. Despite this focus on large-caps, the Fund was able to identify several areas of profitability.

 .        The consumer discretionary sector was one of the Fund's largest sectors during the year and contained several standout holdings, including Burlington Coat Factory Warehouse Corp. and Brown Group, Inc. Both of these retail companies benefited from a surge in consumer spending, brought on by a strong economy and continued consumer confidence.

 .        Another sector that performed well for the Fund this year was healthcare, with holdings such as Bergen Brunswig Corp. and Bindley Western Industries, Inc. Bergen Brunswig saw its stock price rise after an announcement of an agreement to supply pharmaceutical needs to Kaiser Permanente, the nation's largest non-profit health plan. The company also made a number of acquisitions this year, which added to its diversified product offerings and improved its long-term prospects.

 .        The Fund found less support from its technology holdings which, in general, were indirectly hurt by the Asian currency crisis. While the Fund did not have significant large technology exposure, almost all of its holdings suffered.

14  PIMCO Funds

PIMCO Enhanced Equity Fund


--------------------------------------------------------------------------------
FUND CHARACTERISTICS
--------------------------------------------------------------------------------

Portfolio Manager:

Parametric Portfolio Associates
Seattle, Washington


Objective and Primary Investments:

Seeks to provide a total return which equals or exceeds the total return performance of the Standard & Poor's 500 Composite Stock Price Index; invests in common stocks represented in that Index.


Total Net Assets:

$47 million


Top Ten Common Stocks:*

Company
--------------------------------------------------------------------------------
Microsoft Corp.                                                             4.2%
--------------------------------------------------------------------------------
General Electric Co.                                                        2.3%
--------------------------------------------------------------------------------
Schering-Plough Corp.                                                       2.1%
--------------------------------------------------------------------------------
BellSouth Corp.                                                             1.9%
--------------------------------------------------------------------------------
Pfizer, Inc.                                                                1.9%
--------------------------------------------------------------------------------
Lucent Technologies, Inc.                                                   1.8%
--------------------------------------------------------------------------------
Dayton Hudson Corp.                                                         1.8%
--------------------------------------------------------------------------------
Bristol-Myers Squibb Co.                                                    1.8%
--------------------------------------------------------------------------------
Procter & Gamble Co.                                                        1.7%
--------------------------------------------------------------------------------
NationsBank Corp.                                                           1.7%
--------------------------------------------------------------------------------
Top Ten Total                                                              21.2%


Industry Classifications:*

                           [PIE CHART APPEARS HERE]

Financial and Business Services                                            19.6%
Consumer Discretionary                                                     13.9%
Technology                                                                 13.6%
Health Care                                                                11.1%
Capital Goods                                                               7.4%
Communications                                                              7.3%
Consumer Staples                                                            6.1%
Energy                                                                      6.0%
Other                                                                      15.0%

*% of Total Investments as of June 30, 1998

--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------


TOTAL RETURN INVESTMENT PERFORMANCE  For the Period Ended June 30, 1998
                                                                              Lipper
                     Inst'l Class        Admin. Class                         Growth & Income
                     (Incep. 12/30/91)   (Incep. 8/21/97)    S&P 500 Index    Fund Average
----------------------------------------------------------------------------------------------
1 Year                     32.33%                --              30.16%           22.86%
3 Years*                   28.76%                --              30.24%           24.74%
5 Years*                   21.02%                --              23.08%           18.93%
Since Inception            17.68%*            23.85%                --               --
* Annualized

Cumulative Returns Through June 30, 1998
$5,000,000 invested at inception

                           [LINE GRAPH APPEARS HERE]

                               Enhanced        S&P 500
               MONTH            Equity          Index
                                 Fund
             =========        ==========     ==========
              02/28/91         5,000,000      5,000,000
              03/31/91         5,144,566      5,121,000
              06/30/91         5,075,075      5,109,787
              09/30/91         5,419,564      5,383,222
              12/31/91         5,952,777      5,834,448
              03/31/92         5,655,707      5,687,258
              06/30/92         5,689,062      5,795,608
              09/30/92         6,002,622      5,978,306
              12/31/92         6,345,501      6,279,308
              03/31/93         6,490,130      6,553,528
              06/30/93         6,393,262      6,585,437
              09/30/93         6,472,088      6,755,595
              12/31/93         6,581,173      6,912,226
              03/31/94         6,296,768      6,650,103
              06/30/94         6,300,283      6,678,092
              09/30/94         6,586,276      7,004,638
              12/31/94         6,549,132      7,003,536
              03/31/95         7,143,473      7,685,438
              06/30/95         7,772,994      8,419,145
              09/30/95         8,395,839      9,088,147
              12/31/95         8,803,247      9,635,317
              03/31/96         9,156,282     10,152,499
              06/30/96         8,538,857     10,608,103
              09/30/96         9,838,632     10,935,960
              12/31/96        10,664,922     11,847,578
              03/31/97        10,969,634     12,165,215
              06/30/97        12,538,901     14,289,010
              09/30/97        13,742,514     15,359,373
              12/31/97        13,954,567     15,800,321
              03/31/98        16,068,100     18,004,278
              06/30/98        16,593,201     18,598,787

Past performance is not an indication of future results. The line graph above assumes the investment of $5,000,000 on 1/1/92, the first full month following the Fund's Institutional Class inception on 12/30/91, compared to the S&P 500 Index, an unmanaged market index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annual basis. The Administrative Class commenced operations on 8/21/97.


--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------


 .    The Enhanced Equity Fund delivered above-index results for the 12-month period ended June 30, 1998, with a return of 32.33% for Institutional Class shares versus 30.16% for the S&P 500 Index and 22.86% for funds with the same investment objective (as measured by the Lipper Growth & Income Fund Average).

 .    Technology stocks contributed most to the Fund's strong performance. On average, stocks in this sector were up just over 50%. The rally in technology was driven by better than anticipated earnings reports and by market share gains of selected companies including Dell Computer Corp. and Lucent Technologies, Inc.

 .    The Fund's financial services holdings also added value during the period.
     Banks and securities brokerage firms were the leaders in this group. Low interest rates, the strong stock market and merger activity boosted valuations across the sector.

 .    Other top performing sectors for the Fund were consumer durables and transportation. Strong auto and truck sales propelled the shares of Ford Motor Co. and Chrysler Corp. Airline stocks rose due to increased passenger traffic accompanied by only a limited rise in costs.

 .    The weakest sectors were energy and consumer non-durables, but they still posted positive results over the annual period.

 .    Nearly all of the Fund's excess return over the unmanaged S&P 500 Index came from stock selection. Economic sector allocations mirror those of the index and were kept within a narrow range relative to the Index at all times. Within each sector, stocks with rising earnings expectations combined with reasonable valuations were selected for purchase.


                                                          1998 Annual Report  15

PIMCO Balanced Fund

--------------------------------------------------------------------------------
FUND CHARACTERISTICS
--------------------------------------------------------------------------------


Portfolio Manager:

Cadence Capital Management
Boston, Massachusetts

NFJ Investment Group
Dallas, Texas

Pacific Investment
  Management Company
Newport Beach, California


Objective and Primary Investments:

Seeks total return consistent with prudent investment management; invests in common stocks, fixed income securities and money market instruments.

Total Net Assets:
$68 million


Top Five Holdings:*

Issuer
--------------------------------------------------------------------------------
Federal Home Loan
Mortgage Corp. - 6.50%                                                      8.0%
--------------------------------------------------------------------------------
Long Island Lighting Co. - 9.00%                                            3.0%
--------------------------------------------------------------------------------
New England Educational
Loan Marketing - 5.86%                                                      2.7%
--------------------------------------------------------------------------------
Federal Home Loan
Mortgage Corp. - 6.50%                                                      2.7%
--------------------------------------------------------------------------------
Government National
Mortgage Assn. - 7.38%                                                      1.8%
--------------------------------------------------------------------------------
Top Five Total                                                             18.2%


Industry Classifications:*

                           [PIE CHART APPEARS HERE]

Federal Home Loan Mortgage Corporation                                     11.4%
Short-Term Instruments                                                     11.2%
Financial and Business Services                                            11.1%
Consumer Discretionary                                                      7.2%
Government National Mortgage Association                                    5.8%
Utilities                                                                   5.7%
Federal National Mortgage Association                                       5.5%
Technology                                                                  5.4%
Other                                                                      36.7%

*% of Total Investments as of June 30, 1998
--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------


TOTAL RETURN INVESTMENT PERFORMANCE  For the Period Ended June 30, 1998

                                                           60% S&P 500 Index
                       Inst'l Class       Lipper           and 40% Lehman         Lipper Balanced
                       (Incep. 6/25/92)   Balanced Index   Aggregate Bond Index   Fund Average
--------------------------------------------------------------------------------------------------
1 Year                      19.91%           18.23%              22.21%              17.57%
3 Years*                    18.44%           17.79%              20.99%              17.77%
5 Years*                    14.18%           13.74%              16.46%              13.91%
Since Inception*            14.04%              --                  --                  --
* Annualized

Cumulative Returns Through June 30, 1998
$5,000,000 invested at inception

                           [LINE GRAPH APPEARS HERE]

                           Balanced         Lipper     60% S&P 500 Index
            MONTH            Fund          Balanced      and 40% Lehman
                                            Index        Aggregate Bond
                                                             Index
          =========       ==========      ==========   =================
           06/30/92        5,000,000       5,000,000           5,000,000
           07/31/92        5,193,158       5,146,799           5,163,355
           09/30/92        5,267,844       5,157,571           5,181,243
           12/31/92        5,452,066       5,351,289           5,342,793
           03/31/93        5,612,702       5,603,117           5,571,400
           06/30/93        5,638,230       5,717,697           5,647,716
           09/30/93        5,753,729       5,926,998           5,794,635
           12/31/93        5,799,077       5,990,869           5,876,495
           03/31/94        5,591,788       5,808,122           5,675,961
           06/30/94        5,573,389       5,764,008           5,667,552
           09/30/94        5,753,625       5,932,697           5,847,688
           12/31/94        5,744,038       5,868,285           5,857,227
           03/31/95        6,151,815       6,222,455           6,316,730
           06/30/95        6,585,673       6,657,903           6,832,050
           09/30/95        6,927,463       7,015,299           7,210,625
           12/31/95        7,292,520       7,328,598           7,594,747
           03/31/96        7,371,821       7,492,602           7,782,486
           06/30/96        7,582,005       7,644,512           8,009,534
           09/30/96        7,690,524       7,845,097           8,221,345
           12/31/96        8,249,779       8,281,695           8,731,919
           03/31/97        8,308,693       8,317,404           8,856,329
           06/30/97        9,126,126       9,204,453           9,902,088
           09/30/97        9,903,777       9,795,653          10,484,813
           12/31/97       10,058,979       9,938,310          10,794,124
           03/31/98       10,809,467      10,723,589          11,756,120
           06/30/98       10,943,031      10,881,989          12,101,263


Past performance is not an indication of future results. The line graph above assumes the investment of $5,000,000 on 7/1/92, the first full month following the Fund's Institutional Class inception on 6/25/92, compared to a static 60/40 blend of the Standard and Poor's 500 Index and the Lehman Brothers Aggregate Bond Index, and the Lipper Balanced Index, each an unmanaged market index. The Fund may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty.


--------------------------------------------------------------------------------
 PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

 .        The Fund turned in solid performance for the year-ended June 30, 1998 with a return of 19.91% for Institutional Class shares. The result allowed the Fund to surpass the 17.57% average return of funds with the same objective (as measured by the Lipper Balanced Fund Average).

 .        The Fund's asset allocation of 60% stocks and 40% bonds was basically unchanged throughout the year, as the managers believed this split provided the best exposure mix.

 .        Among the Fund's best performing stocks was PNC Bank Corp., which benefited from the strong domestic economy and a shift in its business mix to broaden its revenue base and improve long-term prospects. Another standout stock was Chrysler Corp. A combination of an announced merger with Daimler-Benz AG, soaring sales of its truck and sports-utility vehicles, and deep cost-cutting has dramatically improved the value of its stock.

 .        As for bond holdings, the Fund maintained a high quality portfolio focused on low-coupon mortgages and Treasuries. The Fund also held an above-index duration. This strategy was employed to take advantage of predicted long-term declines in interest rates - a forecast that proved accurate for the period.

 .        Hindering Fund performance was stock exposure to the energy sector. A drop in the price of crude oil hurt revenues, while problems in Asia reduced demand. As a result, oil companies were hard hit and the Fund's energy sector holdings suffered.

16  PIMCO Funds

PIMCO International Growth Fund


--------------------------------------------------------------------------------
 FUND CHARACTERISTICS
--------------------------------------------------------------------------------

Portfolio Manager:

Columbus Circle Investors
Stamford, Connecticut

Objective and Primary Investments:

Seeks long-term capital appreciation; invests primarily in an international portfolio of equity and equity-related securities of companies the principal activities of which are in countries other than the United States.

Total Net Assets:

$7 million


--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
--------------------------------------------------------------------------------

Top Ten Common Stocks:*

Company
-----------------------------------------
Esat Telecom Group PLC - ADR (b)    3.5%
-----------------------------------------
Corp. Financiera Reunida SA (b)     3.2%
-----------------------------------------
Bayerische Hypotheken-
und Wechsel-Bank AG                 3.2%
-----------------------------------------
Bank of Ireland                     3.2%
-----------------------------------------
Colt Telecom Group PLC - ADR (b)    3.0%
-----------------------------------------
Credito Italiano                    2.8%
-----------------------------------------
Benckiser NV 'B' (b)                2.8%
-----------------------------------------
Schweizerische Lebensversicherungs-
und Rentenanstalt (b)               2.8%
-----------------------------------------
Porsche AG                          2.7%
-----------------------------------------
Akzo Noble NV                       2.7%
-----------------------------------------
Top Ten Total                      29.9%



Industry Classifications:*

[PIE CHART APPEARS HERE]


United Kingdom 19.3%
   Netherlands 16.4%
       Germany 12.8%
         Italy  7.4%
        France  6.9%
       Ireland  6.9%
   Switzerland  4.8%
         Spain  4.2%
       Finland  3.7%
      Portugal  3.5%
         Other 14.1%


*% of Total Investments as of June 30, 1998

The Institutional Class of the International Growth Fund was opened on December 31, 1997. The total return performance of the Institutional Class since inception was 35.50%. Past performance is not an indication of future results. The Fund may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty.


PIMCO Renaissance Fund


--------------------------------------------------------------------------------
 FUND CHARACTERISTICS
--------------------------------------------------------------------------------

Portfolio Manager:

Columbus Circle Investors
Stamford, Connecticut

Objective and Primary Investments:

Seeks long-term growth of capital and income; invests primarily in common stocks with below-average valuations that have improving business fundamentals.

Total Net Assets:

$657 million


--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
--------------------------------------------------------------------------------

Top Ten Common Stocks:*
Company
--------------------------------------
Sears Roebuck & Co.               4.4%
--------------------------------------
Tandy Corp.                       3.6%
--------------------------------------
Equitable Cos., Inc.              3.6%
--------------------------------------
Enron Corp.                       3.2%
--------------------------------------
MediaOne Group, Inc.              3.1%
--------------------------------------
Lafarge Corp.                     3.0%
--------------------------------------
Hasbro, Inc.                      3.0%
--------------------------------------
Phillip Morris Cos., Inc.         2.9%
--------------------------------------
Martin Marietta Materials, Inc.   2.8%
--------------------------------------
Atlantic Richfield Co.            2.7%
--------------------------------------
Top Ten Total                    32.3%


Industry Classifications:*

[PIE CHART APPEARS HERE]

Financial and Business Services  18.0%
         Consumer Discretionary  17.1%
       Materials and Processing   8.8%
                 Communications   8.2%
                     Technology   7.8%
                    Health Care   7.5%
                         Energy   5.8%
                  Capital Goods   5.6%
                          Other  21.2%


*% of Total Investments as of June 30, 1998

The Institutional Class of the Renaissance Fund was opened on December 30, 1997. The total return performance of the Institutional Class since inception was 13.99%. Past performance is not an indication of future results.

                                                           1998 Annual Report 17

Financial Highlights - Institutional Classes

                                                          Net Asset                 Net Realized/    Total         Dividends
                                                          Value       Net           Unrealized       Income from   from Net
                                                          Beginning   Investment    Gain (Loss) on   Investment    Investment
Selected Per Share Data for the Year or Period Ended:     of Period   Income (Loss) Investments      Operations    Income
                                                          -------------------------------------------------------------------
Emerging Markets Fund
     Institutional Class
-----------------------------------------------------------------------------------------------------------------------------
     06/30/98                                             $   13.96   $  0.06(a)    $  (3.84)(a)     $  (3.78)      (0.00)
-----------------------------------------------------------------------------------------------------------------------------
     06/30/97                                                 12.66      0.06(a)        1.30(a)          1.36       (0.06)
-----------------------------------------------------------------------------------------------------------------------------
     11/01/95-06/30/96                                        11.27      0.03           1.40             1.43       (0.04)
-----------------------------------------------------------------------------------------------------------------------------
     10/31/95                                                 16.53      0.07          (4.55)           (4.48)      (0.06)
-----------------------------------------------------------------------------------------------------------------------------
     10/31/94                                                 12.27     (0.01)          4.45             4.44        0.00
-----------------------------------------------------------------------------------------------------------------------------

     Administrative Class
     06/30/98                                                 13.95      0.09(a)       (3.90)(a)        (3.81)       0.00
-----------------------------------------------------------------------------------------------------------------------------
     06/30/97                                                 12.63      0.00(a)        1.32(a)          1.32        0.00
-----------------------------------------------------------------------------------------------------------------------------
     11/01/95-06/30/96                                        11.24      0.02(a)        1.40(a)          1.42       (0.03)
-----------------------------------------------------------------------------------------------------------------------------
     10/31/95                                                 16.95      0.00          (4.95)           (4.95)      (0.05)
-----------------------------------------------------------------------------------------------------------------------------

International Developed Fund
     Institutional Class
     06/30/98                                             $   13.12   $  0.16(a)    $   1.73(a)      $   1.89      $(0.11)
-----------------------------------------------------------------------------------------------------------------------------
     06/30/97                                                 12.54      0.10(a)        1.09(a)          1.19        0.00
-----------------------------------------------------------------------------------------------------------------------------
     11/01/95-06/30/96                                        11.74      0.72           0.72             1.44       (0.07)
-----------------------------------------------------------------------------------------------------------------------------
     10/31/95                                                 11.86      0.10           0.30             0.40       (0.09)
-----------------------------------------------------------------------------------------------------------------------------
     10/31/94                                                 10.69      0.09           1.15             1.24       (0.03)
-----------------------------------------------------------------------------------------------------------------------------

     Administrative Class
     06/30/98                                                 13.05      0.17(a)        1.69(a)          1.86       (0.03)
-----------------------------------------------------------------------------------------------------------------------------
     06/30/97                                                 12.51      0.06(a)        1.09(a)          1.15        0.00
-----------------------------------------------------------------------------------------------------------------------------
     11/01/95-06/30/96                                        11.73      0.69(a)        0.72(a)          1.41       (0.07)
-----------------------------------------------------------------------------------------------------------------------------
     11/30/94-10/31/95                                        11.21      0.02           1.01             1.03       (0.08)
-----------------------------------------------------------------------------------------------------------------------------

Capital Appreciation Fund
     Institutional Class
     06/30/98                                             $   21.19   $  0.15(a)    $   6.59(a)      $   6.74      $(0.12)
-----------------------------------------------------------------------------------------------------------------------------
     06/30/97                                                 18.10      0.24           5.08             5.32       (0.10)
-----------------------------------------------------------------------------------------------------------------------------
     11/01/95-06/30/96                                        16.94      0.35           1.99             2.34       (0.15)
-----------------------------------------------------------------------------------------------------------------------------
     10/31/95                                                 13.34      0.18           3.60             3.78       (0.18)
-----------------------------------------------------------------------------------------------------------------------------
     10/31/94                                                 13.50      0.14          (0.12)            0.02       (0.14)
-----------------------------------------------------------------------------------------------------------------------------

     Administrative Class
     06/30/98                                                 21.16      0.10(a)        6.55(a)          6.65       (0.14)
-----------------------------------------------------------------------------------------------------------------------------
     07/31/96-06/30/97                                        17.19      0.16           6.03             6.19       (0.09)
-----------------------------------------------------------------------------------------------------------------------------


*Annualized
(a) Per share amounts based on average number of shares outstanding during the period.

18  PIMCO Funds See accompanying notes

                                                   Dividends in   Distributions  Distributions
                                                   Excess of Net  from Net       in Excess of   Tax Basis                 Net Asset
                                                   Investment     Realized       Net Realized   Return of  Total          Value End
                                                   Income         Capital Gains  Capital Gains  Capital    Distributions  of Period
                                                   --------------------------------------------------------------------------------
Emerging Markets Fund
     Institutional Class
------------------------------------------------------------------------------------------------------------------------------------
     06/30/98                                      $  0.00        $  0.00        $ 0.00         $ 0.00     $  0.00        $ 10.18
------------------------------------------------------------------------------------------------------------------------------------
     06/30/97                                         0.00           0.00          0.00           0.00       (0.06)         13.96
------------------------------------------------------------------------------------------------------------------------------------
     11/01/95-06/30/96                                0.00           0.00          0.00           0.00       (0.04)         12.66
------------------------------------------------------------------------------------------------------------------------------------
     10/31/95                                         0.00          (0.72)         0.00           0.00       (0.78)         11.27
------------------------------------------------------------------------------------------------------------------------------------
     10/31/94                                         0.00          (0.18)         0.00           0.00       (0.18)         16.53
------------------------------------------------------------------------------------------------------------------------------------

     Administrative Class
     06/30/98                                         0.00           0.00          0.00           0.00        0.00          10.14
------------------------------------------------------------------------------------------------------------------------------------
     06/30/97                                         0.00           0.00          0.00           0.00        0.00          13.95
------------------------------------------------------------------------------------------------------------------------------------
     11/01/95-06/30/96                                0.00           0.00          0.00           0.00       (0.03)         12.63
------------------------------------------------------------------------------------------------------------------------------------
     10/31/95                                         0.00          (0.71)         0.00           0.00       (0.76)         11.24
------------------------------------------------------------------------------------------------------------------------------------

International Developed Fund
     Institutional Class
     06/30/98                                      $  0.00        $ (0.58)       $ 0.00         $ 0.00     $ (0.69)       $ 14.32
------------------------------------------------------------------------------------------------------------------------------------
     06/30/97                                         0.00          (0.61)         0.00           0.00       (0.61)         13.12
------------------------------------------------------------------------------------------------------------------------------------
     11/01/95-06/30/96                               (0.36)         (0.21)         0.00           0.00       (0.64)         12.54
------------------------------------------------------------------------------------------------------------------------------------
     10/31/95                                         0.00          (0.43)         0.00           0.00       (0.52)         11.74
------------------------------------------------------------------------------------------------------------------------------------
     10/31/94                                         0.00          (0.04)         0.00           0.00       (0.07)         11.86
------------------------------------------------------------------------------------------------------------------------------------

     Administrative Class
     06/30/98                                         0.00          (0.58)         0.00           0.00       (0.61)         14.30
------------------------------------------------------------------------------------------------------------------------------------
     06/30/97                                         0.00          (0.61)         0.00           0.00       (0.61)         13.05
------------------------------------------------------------------------------------------------------------------------------------
     11/01/95-06/30/96                               (0.35)         (0.21)         0.00           0.00       (0.63)         12.51
------------------------------------------------------------------------------------------------------------------------------------
     11/30/94-10/31/95                                0.00          (0.43)         0.00           0.00       (0.51)         11.73
------------------------------------------------------------------------------------------------------------------------------------

Capital Appreciation Fund
     Institutional Class
     06/30/98                                      $  0.00        $ (1.68)       $ 0.00         $ 0.00     $ (1.80)       $ 26.13
------------------------------------------------------------------------------------------------------------------------------------
     06/30/97                                         0.00          (2.13)         0.00           0.00       (2.23)         21.19
------------------------------------------------------------------------------------------------------------------------------------
     11/01/95-06/30/96                                0.00          (1.03)         0.00           0.00       (1.18)         18.10
------------------------------------------------------------------------------------------------------------------------------------
     10/31/95                                         0.00           0.00          0.00           0.00       (0.18)         16.94
------------------------------------------------------------------------------------------------------------------------------------
     10/31/94                                         0.00          (0.04)         0.00           0.00       (0.18)         13.34
------------------------------------------------------------------------------------------------------------------------------------

     Administrative Class
     06/30/98                                         0.00          (1.68)         0.00           0.00       (1.82)         25.99
------------------------------------------------------------------------------------------------------------------------------------
     07/31/96-06/30/97                                0.00          (2.13)         0.00           0.00       (2.22)         21.16
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                      Ratio of Net
                                                                                        Ratio of      Investment
                                                                         Net Assets     Expenses to   Income (Loss)
                                                                         End of         Average Net   to Average     Portfolio
                                                          Total Return   Period(000s)   Assets        Net Assets     Turnover Rate
                                                          --------------------------------------------------------------------------
Emerging Markets Fund
     Institutional Class
------------------------------------------------------------------------------------------------------------------------------------
     06/30/98                                                 (27.08)%   $  24,251        1.39%         0.52%             52%
------------------------------------------------------------------------------------------------------------------------------------
     06/30/97                                                  10.85        52,703        1.45          0.45              74
------------------------------------------------------------------------------------------------------------------------------------
     11/01/95-06/30/96                                         12.70        80,545        1.35*         0.84*             74
------------------------------------------------------------------------------------------------------------------------------------
     10/31/95                                                 (27.70)       73,539        1.35          0.57             118
------------------------------------------------------------------------------------------------------------------------------------
     10/31/94                                                  36.31        79,620        1.35         (0.06)             79
------------------------------------------------------------------------------------------------------------------------------------

     Administrative Class
     06/30/98                                                 (27.31)        1,339        1.65          0.81              52
------------------------------------------------------------------------------------------------------------------------------------
     06/30/97                                                  10.45           117        1.69          0.02              74
------------------------------------------------------------------------------------------------------------------------------------
     11/01/95-06/30/96                                         12.70           368        1.61*         0.18*             74
------------------------------------------------------------------------------------------------------------------------------------
     10/31/95                                                 (27.96)          830        1.62          0.02             118
------------------------------------------------------------------------------------------------------------------------------------

International Developed Fund
     Institutional Class
     06/30/98                                                  15.69%    $ 122,126        1.11%         1.20%             60%
------------------------------------------------------------------------------------------------------------------------------------
     06/30/97                                                  10.07        94,044        1.13          0.85              77
------------------------------------------------------------------------------------------------------------------------------------
     11/01/95-06/30/96                                         12.54        70,207        1.10*         0.81*             60
------------------------------------------------------------------------------------------------------------------------------------
     10/31/95                                                   3.83        63,607        1.10          1.10              63
------------------------------------------------------------------------------------------------------------------------------------
     10/31/94                                                  11.68        22,569        1.10          1.12              89
------------------------------------------------------------------------------------------------------------------------------------

     Administrative Class
     06/30/98                                                  15.33         6,299        1.36          1.31              60
------------------------------------------------------------------------------------------------------------------------------------
     06/30/97                                                   9.77         2,302        1.38          0.52              77
------------------------------------------------------------------------------------------------------------------------------------
     11/01/95-06/30/96                                         12.33         5,624        1.35*         1.04*             60
------------------------------------------------------------------------------------------------------------------------------------
     11/30/94-10/31/95                                          9.61           675        1.34*         0.50*             58
------------------------------------------------------------------------------------------------------------------------------------

Capital Appreciation Fund
     Institutional Class
     06/30/98                                                  32.97%    $ 805,856        0.71%         0.64%             75%
------------------------------------------------------------------------------------------------------------------------------------
     06/30/97                                                  31.52       536,187        0.71          1.02              87
------------------------------------------------------------------------------------------------------------------------------------
     11/01/95-06/30/96                                         14.65       348,728        0.70*         1.33*             73
------------------------------------------------------------------------------------------------------------------------------------
     10/31/95                                                  28.47       236,220        0.70          1.22              83
------------------------------------------------------------------------------------------------------------------------------------
     10/31/94                                                   0.15       165,441        0.70          1.17              77
------------------------------------------------------------------------------------------------------------------------------------

     Administrative Class
     06/30/98                                                  32.55       132,384        0.96          0.39              75
------------------------------------------------------------------------------------------------------------------------------------
     07/31/96-06/30/97                                         38.26         3,115        0.96*         0.66*             87
------------------------------------------------------------------------------------------------------------------------------------




                                   1998 Annual Report See accompanying notes  19

                                                              Net Asset                   Net Realized/   Total           Dividends
                                                              Value       Net             Unrealized      Income from     from Net
                                                              Beginning   Investment      Gain (Loss) on  Investment      Investment
Selected Per Share Data for the Year or Period Ended:         of Period   Income (Loss)   Investments     Operations      Income
                                                              ----------------------------------------------------------------------
Mid-Cap Growth Fund
     Institutional Class
------------------------------------------------------------------------------------------------------------------------------------
     06/30/98                                                 $   20.28   $   0.11(a)     $  5.11(a)      $   5.22        $  (0.07)
------------------------------------------------------------------------------------------------------------------------------------
     06/30/97                                                     19.44      (0.07)          5.25             5.18           (0.05)
------------------------------------------------------------------------------------------------------------------------------------
     11/01/95-06/30/96                                            18.16       0.32           1.53             1.85           (0.14)
------------------------------------------------------------------------------------------------------------------------------------
     10/31/95                                                     13.97       0.07           4.19             4.26           (0.07)
------------------------------------------------------------------------------------------------------------------------------------
     10/31/94                                                     13.97       0.06           0.01             0.07           (0.06)
------------------------------------------------------------------------------------------------------------------------------------

     Administrative Class
     06/30/98                                                     20.24       0.05(a)        5.08(a)          5.13           (0.07)
------------------------------------------------------------------------------------------------------------------------------------
     06/30/97                                                     19.44      (0.13)          5.25             5.12           (0.03)
------------------------------------------------------------------------------------------------------------------------------------
     11/01/95-06/30/96                                            18.17       0.28           1.53             1.81           (0.11)
------------------------------------------------------------------------------------------------------------------------------------
     11/30/94-10/31/95                                            13.31       0.03           4.85             4.88           (0.02)
------------------------------------------------------------------------------------------------------------------------------------

Micro-Cap Growth Fund
     Institutional Class
     06/30/98                                                 $   19.85   $  (0.11)(a)    $  6.54(a)      $   6.43        $   0.00
------------------------------------------------------------------------------------------------------------------------------------
     06/30/97                                                     18.47       0.00           3.41             3.41            0.00
------------------------------------------------------------------------------------------------------------------------------------
     11/01/95-06/30/96                                            15.38       0.00           3.43             3.43            0.00
------------------------------------------------------------------------------------------------------------------------------------
     10/31/95                                                     11.87      (0.04)          3.55             3.51            0.00
------------------------------------------------------------------------------------------------------------------------------------
     10/31/94                                                     11.06      (0.03)          0.84             0.81            0.00
------------------------------------------------------------------------------------------------------------------------------------

     Administrative Class
     06/30/98                                                     19.78      (0.17)(a)       6.53(a)          6.36            0.00
------------------------------------------------------------------------------------------------------------------------------------
     06/30/97                                                     18.46      (0.06)          3.41             3.35            0.00
------------------------------------------------------------------------------------------------------------------------------------
     04/01/96-06/30/96                                            16.73       0.03           1.70             1.73            0.00
------------------------------------------------------------------------------------------------------------------------------------

Small-Cap Growth Fund
     Institutional Class
     06/30/98                                                 $   13.40   $  (0.03)(a)    $  2.52(a)    $     2.49         $  0.00
------------------------------------------------------------------------------------------------------------------------------------
     06/30/97                                                     20.83      (0.01)(a)       3.17(a)          3.16            0.00
------------------------------------------------------------------------------------------------------------------------------------
     11/01/95-06/30/96                                            21.02       2.02          (0.61)            1.41            0.00
------------------------------------------------------------------------------------------------------------------------------------
     10/31/95                                                     19.38      (0.05)          3.12             3.07            0.00
------------------------------------------------------------------------------------------------------------------------------------
     10/31/94                                                     19.15      (0.02)          0.89             0.87            0.00
------------------------------------------------------------------------------------------------------------------------------------

     Administrative Class
     06/30/98                                                     13.41      (0.07)(a)       2.51(a)          2.44            0.00
------------------------------------------------------------------------------------------------------------------------------------
     06/30/97                                                     20.82      (0.06)(a)       3.24(a)          3.18            0.00
------------------------------------------------------------------------------------------------------------------------------------
     11/01/95-06/30/96                                            21.01       2.02(a)       (0.61)(a)         1.41            0.00
------------------------------------------------------------------------------------------------------------------------------------
     09/27/95-10/31/95                                            21.90      (0.02)         (0.87)           (0.89)           0.00
------------------------------------------------------------------------------------------------------------------------------------

International Growth Fund
     Institutional Class
------------------------------------------------------------------------------------------------------------------------------------
     12/31/97-06/30/98                                        $   10.00   $   0.00(a)     $  3.55(a)      $   3.55        $   0.00
------------------------------------------------------------------------------------------------------------------------------------

Renaissance Fund
     Institutional Class
     12/30/97-06/30/98                                        $   16.73   $   0.05        $  2.29         $   2.34        $   0.00
------------------------------------------------------------------------------------------------------------------------------------

*Annualized
(a) Per share amounts based on average number of shares outstanding during the period.


20  PIMCO Funds See accompanying notes

                                                       Dividends
                                                       in Excess   Distributions  Distributions
                                                       of Net      from Net       in Excess of   Tax Basis                 Net Asset
                                                       Investment  Realized       Net Realized   Return of  Total          Value End
Selected Per Share Data for the Year or Period Ended:  Income      Capital Gains  Capital Gains  Capital    Distributions  of Period
                                                       -----------------------------------------------------------------------------
Mid-Cap Growth Fund
     Institutional Class
     06/30/98                                            $ (0.01)    $   (1.33)     $   0.00    $  0.00     $   (1.41)     $   24.09
------------------------------------------------------------------------------------------------------------------------------------
     06/30/97                                               0.00         (4.29)         0.00       0.00         (4.34)         20.28
------------------------------------------------------------------------------------------------------------------------------------
     11/01/95-06/30/96                                      0.00         (0.43)         0.00       0.00         (0.57)         19.44
------------------------------------------------------------------------------------------------------------------------------------
     10/31/95                                               0.00          0.00          0.00       0.00         (0.07)         18.16
------------------------------------------------------------------------------------------------------------------------------------
     10/31/94                                               0.00         (0.01)         0.00       0.00         (0.07)         13.97
------------------------------------------------------------------------------------------------------------------------------------

     Administrative Class
     06/30/98                                               0.01         (1.33)         0.00       0.00         (1.41)         23.96
------------------------------------------------------------------------------------------------------------------------------------
     06/30/97                                               0.00         (4.29)         0.00       0.00         (4.32)         20.24
------------------------------------------------------------------------------------------------------------------------------------
     11/01/95-06/30/96                                      0.00         (0.43)         0.00       0.00         (0.54)         19.44
------------------------------------------------------------------------------------------------------------------------------------
     11/30/94-10/31/95                                      0.00          0.00          0.00       0.00         (0.02)         18.17
------------------------------------------------------------------------------------------------------------------------------------

Micro-Cap Growth Fund
     Institutional Class
------------------------------------------------------------------------------------------------------------------------------------
     06/30/98                                            $  0.00      $  (2.62)     $   0.00    $  0.00     $   (2.62)     $   23.66
------------------------------------------------------------------------------------------------------------------------------------
     06/30/97                                               0.00         (2.03)         0.00       0.00         (2.03)         19.85
------------------------------------------------------------------------------------------------------------------------------------
     11/01/95-06/30/96                                      0.00         (0.34)         0.00       0.00         (0.34)         18.47
------------------------------------------------------------------------------------------------------------------------------------
     10/31/95                                               0.00          0.00          0.00       0.00          0.00          15.38
------------------------------------------------------------------------------------------------------------------------------------
     10/31/94                                               0.00          0.00          0.00       0.00          0.00          11.87
------------------------------------------------------------------------------------------------------------------------------------

     Administrative Class
     06/30/98                                               0.00         (2.62)         0.00       0.00         (2.62)         23.52
------------------------------------------------------------------------------------------------------------------------------------
     06/30/97                                               0.00         (2.03)         0.00       0.00         (2.03)         19.78
------------------------------------------------------------------------------------------------------------------------------------
     04/01/96-06/30/96                                      0.00          0.00          0.00       0.00          0.00          18.46
------------------------------------------------------------------------------------------------------------------------------------

Small-Cap Growth Fund
     Institutional Class
     06/30/98                                            $  0.00     $   (1.88)     $   0.00    $  0.00     $   (1.88)     $   14.01
------------------------------------------------------------------------------------------------------------------------------------
     06/30/97                                               0.00        (10.59)         0.00       0.00        (10.59)         13.40
------------------------------------------------------------------------------------------------------------------------------------
     11/01/95-06/30/96                                      0.00         (1.60)         0.00       0.00         (1.60)         20.83
------------------------------------------------------------------------------------------------------------------------------------
     10/31/95                                               0.00         (1.43)         0.00       0.00         (1.43)         21.02
------------------------------------------------------------------------------------------------------------------------------------
     10/31/94                                               0.00         (0.64)         0.00       0.00         (0.64)         19.38
------------------------------------------------------------------------------------------------------------------------------------

     Administrative Class
     06/30/98                                               0.00         (1.88)         0.00       0.00         (1.88)         13.97
------------------------------------------------------------------------------------------------------------------------------------
     06/30/97                                               0.00        (10.59)         0.00       0.00        (10.59)         13.41
------------------------------------------------------------------------------------------------------------------------------------
     11/01/95-06/30/96                                      0.00         (1.60)         0.00       0.00         (1.60)         20.82
------------------------------------------------------------------------------------------------------------------------------------
     09/27/95-10/31/95                                      0.00          0.00          0.00       0.00          0.00          21.01
------------------------------------------------------------------------------------------------------------------------------------

International Growth Fund
     Institutional Class
     12/31/97-06/30/98                                   $  0.00     $    0.00      $   0.00   $   0.00     $    0.00      $   13.55
------------------------------------------------------------------------------------------------------------------------------------

Renaissance Fund
     Institutional Class
     12/30/97-06/30/98                                   $  0.00     $    0.00      $   0.00   $   0.00     $    0.00      $   19.07
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                 Ratio of Net
                                                                                    Ratio of     Investment
                                                                     Net Assets     Expenses to  Income (Loss)
                                                                     End of         Average Net  to Average     Portfolio
Selected Per Share Data for the Year or Period Ended:  Total Return  Period (000s)  Assets       Net Assets     Turnover Rate
                                                       ----------------------------------------------------------------------
Mid-Cap Growth Fund
     Institutional Class
     06/30/98                                              26.16%    $ 437,985         0.71%        0.46%          66%
-----------------------------------------------------------------------------------------------------------------------------
     06/30/97                                              30.58       291,374         0.71         0.53           82
-----------------------------------------------------------------------------------------------------------------------------
     11/01/95-06/30/96                                     10.37       231,011         0.70*        1.11*          79
-----------------------------------------------------------------------------------------------------------------------------
     10/31/95                                              30.54       189,320         0.70         0.43           78
-----------------------------------------------------------------------------------------------------------------------------
     10/31/94                                               0.58       121,791         0.70         0.45           61
-----------------------------------------------------------------------------------------------------------------------------

     Administrative Class
     06/30/98                                              25.75        73,614         0.95         0.22           66
-----------------------------------------------------------------------------------------------------------------------------
     06/30/97                                              30.23         2,066         0.96         0.28           82
-----------------------------------------------------------------------------------------------------------------------------
     11/01/95-06/30/96                                     10.17         1,071         0.95*        0.89*          79
-----------------------------------------------------------------------------------------------------------------------------
     11/30/94-10/31/95                                     36.64           892         0.94*        0.23*          72
-----------------------------------------------------------------------------------------------------------------------------

Micro-Cap Growth Fund
     Institutional Class
     06/30/98                                              33.95%    $ 257,842         1.51%       (0.50)%         72%
-----------------------------------------------------------------------------------------------------------------------------
     06/30/97                                              20.05       164,139         1.52        (0.49)          84
-----------------------------------------------------------------------------------------------------------------------------
     11/01/95-06/30/96                                     22.64        83,973         1.50*       (0.45)*         54
-----------------------------------------------------------------------------------------------------------------------------
     10/31/95                                              29.54        69,775         1.50        (0.37)          87
-----------------------------------------------------------------------------------------------------------------------------
     10/31/94                                               7.31        32,605         1.50        (0.25)          59
------------------------------------------------------------------------------------------------------------------------------------

     Administrative Class
     06/30/98                                              33.70         4,779         1.76        (0.74)          72
------------------------------------------------------------------------------------------------------------------------------------
     06/30/97                                              19.72         2,116         1.77        (0.74)          84
------------------------------------------------------------------------------------------------------------------------------------
     04/01/96-06/30/96                                     10.34           566         1.73*       (0.74)*         54
------------------------------------------------------------------------------------------------------------------------------------

Small-Cap Growth Fund
     Institutional Class
     06/30/98                                              19.33%    $  47,641         1.26%       (0.20)%         77%
------------------------------------------------------------------------------------------------------------------------------------
     06/30/97                                              22.82        33,390         1.32        (0.05)         129
------------------------------------------------------------------------------------------------------------------------------------
     11/01/95-06/30/96                                      7.22        32,954         1.25*       (0.20)*         59
------------------------------------------------------------------------------------------------------------------------------------
     10/31/95                                              17.39        73,977         1.25        (0.27)          86
------------------------------------------------------------------------------------------------------------------------------------
     10/31/94                                               4.62        50,425         1.25        (0.33)          66
------------------------------------------------------------------------------------------------------------------------------------

     Administrative Class
     06/30/98                                              18.90           981         1.49        (0.51)          77
------------------------------------------------------------------------------------------------------------------------------------
     06/30/97                                              23.12             1         1.54        (0.36)         129
------------------------------------------------------------------------------------------------------------------------------------
     11/01/95-06/30/96                                      7.18           112         1.50*       (0.41)*         59
------------------------------------------------------------------------------------------------------------------------------------
     09/27/95-10/31/95                                     (5.34)          544         1.60*       (0.82)*          9
------------------------------------------------------------------------------------------------------------------------------------

International Growth Fund
     Institutional Class
     12/31/97-06/30/98                                     35.50%    $   6,822         1.36%*      0.08%*          60%
------------------------------------------------------------------------------------------------------------------------------------

Renaissance Fund
     Institutional Class
     12/30/97-06/30/98                                     13.99%    $     851         0.86%*       0.55%*        192%
------------------------------------------------------------------------------------------------------------------------------------

*Annualized
(a) Per share amounts based on average number of shares outstanding during the period.


                                   1998 Annual Report See accompanying notes  21

                                                                 Net Asset                 Net Realized/   Total        Dividends
                                                                 Value      Net            Unrealized      Income from  from Net
                                                                 Beginning  Investment     Gain (Loss) on  Investment   Investment
Selected Per Share Data for the Year or Period Ended:            of Period  Income (Loss)  Investments     Operations   Income
                                                                 -------------------------------------------------------------------
Core Equity Fund
     Institutional Class
     06/30/98                                                    $ 15.55    $  0.03 (a)    $  6.11 (a)     $  6.14      $  0.00
------------------------------------------------------------------------------------------------------------------------------------
     06/30/97                                                      13.55       0.03 (a)       2.78 (a)        2.81        (0.02)
------------------------------------------------------------------------------------------------------------------------------------
     11/01/95-06/30/96                                             12.72       0.51           0.65            1.16        (0.04)
------------------------------------------------------------------------------------------------------------------------------------
     12/28/94-10/31/95                                             10.00       0.07           2.71            2.78        (0.06)
------------------------------------------------------------------------------------------------------------------------------------

     Administrative Class
     06/30/98                                                      15.53      (0.01)(a)       6.10 (a)        6.09         0.00
------------------------------------------------------------------------------------------------------------------------------------
     06/30/97                                                      13.56       0.00 (a)       2.77 (a)        2.77        (0.01)
------------------------------------------------------------------------------------------------------------------------------------
     11/01/95-06/30/96                                             12.73       0.49           0.65            1.14        (0.02)
------------------------------------------------------------------------------------------------------------------------------------
     05/31/95-10/31/95                                             11.45       0.02           1.28            1.30        (0.02)
------------------------------------------------------------------------------------------------------------------------------------

Mid-Cap Equity Fund
     Institutional Class
     06/30/98                                                    $ 14.04    $ (0.03) (a)   $  3.61 (a)     $  3.58      $  0.00
------------------------------------------------------------------------------------------------------------------------------------
     06/30/97                                                      14.66      (0.06) (a)      1.31 (a)        1.25         0.00
------------------------------------------------------------------------------------------------------------------------------------
     11/01/95-06/30/96                                             12.92       0.49           1.62            2.11         0.00
------------------------------------------------------------------------------------------------------------------------------------
     12/28/94-10/31/95                                             10.00       0.02           2.92            2.94        (0.02)
------------------------------------------------------------------------------------------------------------------------------------

     Administrative Class
     08/21/97-06/30/98                                             15.27      (0.05) (a)      2.37 (a)        2.32         0.00
------------------------------------------------------------------------------------------------------------------------------------

Equity Income Fund
     Institutional Class
     06/30/98                                                    $ 15.41    $  0.44  (a)   $  2.75 (a)     $  3.19      $ (0.42)
------------------------------------------------------------------------------------------------------------------------------------
     06/30/97                                                      14.36       0.40           3.17            3.57        (0.55)
------------------------------------------------------------------------------------------------------------------------------------
     11/01/95-06/30/96                                             13.09       0.78           1.31            2.09        (0.34)
------------------------------------------------------------------------------------------------------------------------------------
     10/31/95                                                      11.75       0.46           1.67            2.13        (0.46)
------------------------------------------------------------------------------------------------------------------------------------
     10/31/94                                                      11.95       0.42          (0.16)           0.26        (0.42)
------------------------------------------------------------------------------------------------------------------------------------

     Administrative Class
     06/30/98                                                      15.40       0.40 (a)       2.75 (a)        3.15        (0.38)
------------------------------------------------------------------------------------------------------------------------------------
     06/30/97                                                      14.35       0.27           3.26            3.53        (0.51)
------------------------------------------------------------------------------------------------------------------------------------
     11/01/95-06/30/96                                             13.13       0.75           1.31            2.06        (0.36)
------------------------------------------------------------------------------------------------------------------------------------
     11/30/94-10/31/95                                             11.12       0.39           2.35            2.74        (0.40)
------------------------------------------------------------------------------------------------------------------------------------

Value Fund
     Institutional Class
     06/30/98                                                    $ 14.81    $  0.25 (a)  $    2.47 (a)     $  2.72      $ (0.24)
------------------------------------------------------------------------------------------------------------------------------------
     06/30/97                                                      12.46       1.05           2.11            3.16        (0.31)
------------------------------------------------------------------------------------------------------------------------------------
     11/01/95-06/30/96                                             12.53       0.25           1.62            1.87        (0.17)
------------------------------------------------------------------------------------------------------------------------------------
     10/31/95                                                      11.55       0.30           2.18            2.48        (0.30)
------------------------------------------------------------------------------------------------------------------------------------
     10/31/94                                                      11.92       0.30          (0.28)           0.02        (0.29)
------------------------------------------------------------------------------------------------------------------------------------

     Administrative Class
     08/21/97-06/30/98                                             15.66       0.19 (a)       1.65 (a)        1.84        (0.22)
------------------------------------------------------------------------------------------------------------------------------------


*Annualized
(a) Per share amounts based on average number of shares outstanding during the period.


22  PIMCO Funds See accompanying notes

                                                         Dividends in   Distributions   Distributions
                                                         Excess of Net  from Net        in Excess of   Tax Basis
                                                         Investment     Realized        Net Realized   Return of  Total
Selected Per Share Data for the Year or Period Ended:    Income         Capital Gains   Capital Gains  Capital    Distributions
                                                         ----------------------------------------------------------------------
Core Equity Fund
     Institutional Class
     06/30/98                                            $  0.00        $ (1.30)        $  0.00        $ 0.00     $  (1.30)
-------------------------------------------------------------------------------------------------------------------------------
     06/30/97                                               0.00          (0.79)           0.00          0.00        (0.81)
-------------------------------------------------------------------------------------------------------------------------------
     11/01/95-06/30/96                                     (0.01)         (0.28)           0.00          0.00        (0.33)
-------------------------------------------------------------------------------------------------------------------------------
     12/28/94-10/31/95                                      0.00           0.00            0.00          0.00        (0.06)
-------------------------------------------------------------------------------------------------------------------------------

     Administrative Class
     06/30/98                                               0.00          (1.30)           0.00          0.00        (1.30)
-------------------------------------------------------------------------------------------------------------------------------
     06/30/97                                               0.00          (0.79)           0.00          0.00        (0.80)
-------------------------------------------------------------------------------------------------------------------------------
     11/01/95-06/30/96                                     (0.01)         (0.28)           0.00          0.00        (0.31)
-------------------------------------------------------------------------------------------------------------------------------
     05/31/95-10/31/95                                      0.00           0.00            0.00          0.00        (0.02)
-------------------------------------------------------------------------------------------------------------------------------

Mid-Cap Equity Fund
     Institutional Class
     06/30/98                                            $  0.00        $ (4.09)        $  0.00        $ 0.00     $  (4.09)
-------------------------------------------------------------------------------------------------------------------------------
     06/30/97                                               0.00          (1.87)           0.00          0.00        (1.87)
-------------------------------------------------------------------------------------------------------------------------------
     11/01/95-06/30/96                                      0.00          (0.37)           0.00          0.00        (0.37)
-------------------------------------------------------------------------------------------------------------------------------
     12/28/94-10/31/95                                      0.00           0.00            0.00          0.00        (0.02)
-------------------------------------------------------------------------------------------------------------------------------

     Administrative Class
     08/21/97-06/30/98                                      0.00          (4.09)           0.00          0.00        (4.09)
-------------------------------------------------------------------------------------------------------------------------------

Equity Income Fund
     Institutional Class
     06/30/98                                            $  0.00        $ (2.09)        $  0.00        $ 0.00     $  (2.51)
-------------------------------------------------------------------------------------------------------------------------------
     06/30/97                                               0.00          (1.97)           0.00          0.00        (2.52)
-------------------------------------------------------------------------------------------------------------------------------
     11/01/95-06/30/96                                      0.00          (0.48)           0.00          0.00        (0.82)
-------------------------------------------------------------------------------------------------------------------------------
     10/31/95                                               0.00          (0.33)           0.00          0.00        (0.79)
-------------------------------------------------------------------------------------------------------------------------------
     10/31/94                                               0.00          (0.04)           0.00          0.00        (0.46)
-------------------------------------------------------------------------------------------------------------------------------

     Administrative Class
     06/30/98                                               0.00          (2.09)           0.00          0.00        (2.47)
-------------------------------------------------------------------------------------------------------------------------------
     06/30/97                                               0.00          (1.97)           0.00          0.00        (2.48)
-------------------------------------------------------------------------------------------------------------------------------
     11/01/95-06/30/96                                      0.00          (0.48)           0.00          0.00        (0.84)
-------------------------------------------------------------------------------------------------------------------------------
     11/30/94-10/31/95                                      0.00          (0.33)           0.00          0.00        (0.73)
-------------------------------------------------------------------------------------------------------------------------------

Value Fund
     Institutional Class
     06/30/98                                            $  0.00        $ (1.63)        $  0.00        $ 0.00     $  (1.87)
-------------------------------------------------------------------------------------------------------------------------------
     06/30/97                                               0.00          (0.50)           0.00          0.00        (0.81)
-------------------------------------------------------------------------------------------------------------------------------
     11/01/95-06/30/96                                      0.00          (1.77)           0.00          0.00        (1.94)
-------------------------------------------------------------------------------------------------------------------------------
     10/31/95                                               0.00          (1.20)           0.00          0.00        (1.50)
-------------------------------------------------------------------------------------------------------------------------------
     10/31/94                                               0.00          (0.10)           0.00          0.00        (0.39)
-------------------------------------------------------------------------------------------------------------------------------

     Administrative Class
     08/21/97-06/30/98                                      0.00          (1.63)           0.00          0.00        (1.85)
-------------------------------------------------------------------------------------------------------------------------------

                                                                                                                 Ratio of Net
                                                                                                   Ratio of      Investment
                                                         Net Asset                  Net Assets     Expenses to   Income (Loss)
                                                         Value End                  End of         Average Net   to Averarge
Selected Per Share Data for the Year or Period Ended:    of Period   Total Return   Period(000s)   Assets        Net Assets
                                                         ----------------------------------------------------------------------
Core Equity Fund
     Institutional Class
     06/30/98                                            $ 20.39          41.83%      $  1,915         0.83%          0.20%
-------------------------------------------------------------------------------------------------------------------------------
     06/30/97                                              15.55          21.59          6,444         0.87           0.23
-------------------------------------------------------------------------------------------------------------------------------
     11/01/95-06/30/96                                     13.55           9.41         10,452         0.82*          0.53*
-------------------------------------------------------------------------------------------------------------------------------
     12/28/94-10/31/95                                     12.72          27.86          7,791         0.82*          0.79*
-------------------------------------------------------------------------------------------------------------------------------

     Administrative Class
     06/30/98                                              20.32          41.54        128,666         1.08          (0.07)
------------------------------------------------------------------------------------------------------------------------------
     06/30/97                                              15.53          21.20         29,332         1.13          (0.03)
-------------------------------------------------------------------------------------------------------------------------------
     11/01/95-06/30/96                                     13.56           9.23         33,575         1.07*          0.28*
-------------------------------------------------------------------------------------------------------------------------------
     05/31/95-10/31/95                                     12.73          11.34         24,645         1.06*          0.34*
-------------------------------------------------------------------------------------------------------------------------------

Mid-Cap Equity Fund
     Institutional Class
     06/30/98                                            $ 13.53          30.40%      $  8,488         0.89%         (0.25)%
-------------------------------------------------------------------------------------------------------------------------------
     06/30/97                                              14.04           9.61          7,591         1.15          (0.43)
-------------------------------------------------------------------------------------------------------------------------------
     11/01/95-06/30/96                                     14.66          16.72          8,378         0.88*         (0.32)*
-------------------------------------------------------------------------------------------------------------------------------
     12/28/94-10/31/95                                     12.92          29.34          8,357         0.88*          0.24*
-------------------------------------------------------------------------------------------------------------------------------

     Administrative Class
     08/21/97-06/30/98                                     13.50          19.65          2,371         1.13*         (0.49)*
-------------------------------------------------------------------------------------------------------------------------------

Equity Income Fund
     Institutional Class
     06/30/98                                            $ 16.09          21.84%      $138,650         0.71%          2.71%
-------------------------------------------------------------------------------------------------------------------------------
     06/30/97                                              15.41          27.67        121,138         0.72           3.03
-------------------------------------------------------------------------------------------------------------------------------
     11/01/95-06/30/96                                     14.36          16.35        116,714         0.70*          3.41*
-------------------------------------------------------------------------------------------------------------------------------
     10/31/95                                              13.09          19.36        118,015         0.70           3.83
-------------------------------------------------------------------------------------------------------------------------------
     10/31/94                                              11.75           2.25         92,365         0.70           3.77
-------------------------------------------------------------------------------------------------------------------------------

     Administrative Class
     06/30/98                                              16.08          21.58         11,699         0.96           2.45
-------------------------------------------------------------------------------------------------------------------------------
     06/30/97                                              15.40          27.40          8,145         0.97           2.79
-------------------------------------------------------------------------------------------------------------------------------
     11/01/95-06/30/96                                     14.35          16.08          6,097         0.95*          3.19*
-------------------------------------------------------------------------------------------------------------------------------
     11/30/94-10/31/95                                     13.13          25.69            140         0.95*          3.43*
-------------------------------------------------------------------------------------------------------------------------------

Value Fund
     Institutional Class
     06/30/98                                            $ 15.66          19.35%      $ 83,219         0.71%          1.59%
-------------------------------------------------------------------------------------------------------------------------------
     06/30/97                                              14.81          26.38         74,613         0.73           2.02
-------------------------------------------------------------------------------------------------------------------------------
     11/01/95-06/30/96                                     12.46          16.24         52,727         0.70*          2.40*
-------------------------------------------------------------------------------------------------------------------------------
     10/31/95                                              12.53          24.98         14,443         0.70           2.50
-------------------------------------------------------------------------------------------------------------------------------
     10/31/94                                              11.55           0.15         15,442         0.70           2.34
-------------------------------------------------------------------------------------------------------------------------------

     Administrative Class
     08/21/97-06/30/98                                     15.65          12.71         10,349         0.96*          1.40*
-------------------------------------------------------------------------------------------------------------------------------


                                                           Portfolio
Selected Per Share Data for the Year or Period Ended:      Turnover Rate
------------------------------------------------------------------------
Core Equity Fund
     Institutional Class
     06/30/98                                                  120%
------------------------------------------------------------------------
     06/30/97                                                  139
------------------------------------------------------------------------
     11/01/95-06/30/96                                          73
------------------------------------------------------------------------
     12/28/94-10/31/95                                         123
------------------------------------------------------------------------

     Administrative Class
     06/30/98                                                  120
------------------------------------------------------------------------
     06/30/97                                                  139
------------------------------------------------------------------------
     11/01/95-06/30/96                                          73
------------------------------------------------------------------------
     05/31/95-10/31/95                                          58
------------------------------------------------------------------------

Mid-Cap Equity Fund
     Institutional Class
     06/30/98                                                  268%
------------------------------------------------------------------------
     06/30/97                                                  202
------------------------------------------------------------------------
     11/01/95-06/30/96                                          97
------------------------------------------------------------------------
     12/28/94-10/31/95                                         132
------------------------------------------------------------------------

     Administrative Class
     08/21/97-06/30/98                                         268
------------------------------------------------------------------------

Equity Income Fund
     Institutional Class
     06/30/98                                                   45%
------------------------------------------------------------------------
     06/30/97                                                   45
------------------------------------------------------------------------
     11/01/95-06/30/96                                          52
------------------------------------------------------------------------
     10/31/95                                                   46
------------------------------------------------------------------------
     10/31/94                                                   36
------------------------------------------------------------------------

     Administrative Class
     06/30/98                                                   45
------------------------------------------------------------------------
     06/30/97                                                   45
------------------------------------------------------------------------
     11/01/95-06/30/96                                          52
------------------------------------------------------------------------
     11/30/94-10/31/95                                          43
------------------------------------------------------------------------

Value Fund
     Institutional Class
     06/30/98                                                   77%
------------------------------------------------------------------------
     06/30/97                                                   71
------------------------------------------------------------------------
     11/01/95-06/30/96                                          29
------------------------------------------------------------------------
     10/31/95                                                   71
------------------------------------------------------------------------
     10/31/94                                                   44
------------------------------------------------------------------------

     Administrative Class
     08/21/97-06/30/98                                          77
------------------------------------------------------------------------


*Annualized
(a) Per share amounts based on average number of shares outstanding during the period.


                                   1998 Annual Report See accompanying notes  23

                                                                Net Asset                  Net Realized/   Total          Dividends
                                                                Value       Net            Unrealized      Income from    from Net
                                                                Beginning   Investment     Gain (Loss) on  Investment     Investment
Selected Per Share Data for the Year or Period Ended:           of Period   Income (Loss)  Investments     Operations     Income
                                                                ----------  ------------  --------------  -------------   ----------

Small-Cap Value Fund

     Institutional Class
     06/30/98                                                    $ 15.78      $ 0.29 (a)     $ 2.50 (a)      $ 2.79       $  (0.13)
---------------------------------------------------------------  ----------  ------------  --------------  -------------  ----------
     06/30/97                                                      14.20        0.46           3.63            4.09          (0.13)
---------------------------------------------------------------  ----------  ------------  --------------  -------------  ----------
     11/01/95-06/30/96                                             13.10        0.56           1.49            2.05          (0.21)
---------------------------------------------------------------  ----------  ------------  --------------  -------------  ----------
     10/31/95                                                      12.07        0.28           1.92            2.20          (0.28)
---------------------------------------------------------------  ----------  ------------  --------------  -------------  ----------
     10/31/94                                                      12.81        0.29          (0.65)          (0.36)         (0.29)
---------------------------------------------------------------  ----------  ------------  --------------  -------------  ----------

     Administrative Class
     06/30/98                                                      15.76        0.25 (a)       2.49 (a)        2.74          (0.11)
---------------------------------------------------------------  ----------  ------------  --------------  -------------  ----------
     06/30/97                                                      14.20        0.38           3.68            4.06          (0.12)
---------------------------------------------------------------  ----------  ------------  --------------  -------------  ----------
     11/01/95-06/30/96                                             13.16        0.54           1.43            1.97          (0.19)
---------------------------------------------------------------  ----------  ------------  --------------  -------------  ----------

Enhanced Equity Fund

     Institutional Class
     06/30/98                                                    $ 16.46      $ 0.11 (a)     $ 3.91 (a)      $ 4.02        $ (0.11)
---------------------------------------------------------------  ----------  ------------  --------------  -------------  ----------
     06/30/97                                                      15.91        1.18           3.10            4.28          (0.10)
---------------------------------------------------------------  ----------  ------------  --------------  -------------  ----------
     11/01/95-06/30/96                                             14.44        0.34           1.67            2.01          (0.16)
---------------------------------------------------------------  ----------  ------------  --------------  -------------  ----------
     10/31/95                                                      11.99        0.25           2.62            2.87          (0.25)
---------------------------------------------------------------  ----------  ------------  --------------  -------------  ----------
     10/31/94                                                      12.08        0.25          (0.04)           0.21          (0.25)
---------------------------------------------------------------  ----------  ------------  --------------  -------------  ----------

     Administrative Class
     08/21/97-06/30/98                                             17.53        0.05 (a)       2.85 (a)        2.90          (0.11)
---------------------------------------------------------------  ----------  ------------  --------------  -------------  ----------

Balanced Fund

     Institutional Class
     06/30/98                                                    $ 11.42      $ 0.35 (a)     $ 1.81 (a)      $ 2.16          (0.34)
---------------------------------------------------------------  ----------  ------------  --------------  -------------  ----------
     06/30/97                                                      11.64        0.89           1.21            2.10          (0.36)
---------------------------------------------------------------  ----------  ------------  --------------  -------------  ----------
     11/01/95-06/30/96                                             11.89        0.27           0.76            1.03          (0.27)
---------------------------------------------------------------  ----------  ------------  --------------  -------------  ----------
     10/31/95                                                      10.35        0.44           1.54            1.98          (0.44)
---------------------------------------------------------------  ----------  ------------  --------------  -------------  ----------
     10/31/94                                                      10.84        0.34          (0.34)           0.00          (0.34)
---------------------------------------------------------------  ----------  ------------  --------------  -------------  ----------

*Annualized
(a) Per share amounts based on average number of shares outstanding during the period.

24  PIMCO Funds See accompanying notes


                                                           Dividends in   Distributions  Distributions
                                                           Excess of Net  from Net       in Excess of   Tax Basis
                                                           Investment     Realized       Net Realized   Return of  Total
Selected Per Share Data for the Year or Period Ended:      Income         Capital Gains  Capital Gains  Capital    Distributions
                                                           -------------  -------------  -------------  ---------  -------------
Small-Cap Value Fund
     Institutional Class
     06/30/98                                              $  0.00        $  (0.76)      $  0.00        $  0.00    $  (0.89)
---------------------------------------------------------  -------------  -------------  -------------  ---------  -------------
     06/30/97                                                 0.00           (2.38)         0.00           0.00       (2.51)
---------------------------------------------------------  -------------  -------------  -------------  ---------  -------------
     11/01/95-06/30/96                                        0.00           (0.74)         0.00           0.00       (0.95)
---------------------------------------------------------  -------------  -------------  -------------  ---------  -------------
     10/31/95                                                 0.00           (0.89)         0.00           0.00       (1.17)
---------------------------------------------------------  -------------  -------------  -------------  ---------  -------------
     10/31/94                                                 0.00           (0.09)         0.00           0.00       (0.38)
---------------------------------------------------------  -------------  -------------  -------------  ---------  -------------

     Administrative Class
     06/30/98                                                 0.00           (0.76)         0.00           0.00       (0.87)
---------------------------------------------------------  -------------  -------------  -------------  ---------  -------------
     06/30/97                                                 0.00           (2.38)         0.00           0.00       (2.50)
---------------------------------------------------------  -------------  -------------  -------------  ---------  -------------
     11/01/95-06/30/96                                        0.00           (0.74)         0.00           0.00       (0.93)
---------------------------------------------------------  -------------  -------------  -------------  ---------  -------------

Enhanced Equity Fund
     Institutional Class
     06/30/98                                              $  0.00        $  (7.73)      $  0.00        $  0.00    $  (7.84)
---------------------------------------------------------  -------------  -------------  -------------  ---------  -------------
     06/30/97                                                 0.00           (3.63)         0.00           0.00       (3.73)
---------------------------------------------------------  -------------  -------------  -------------  ---------  -------------
     11/01/95-06/30/96                                        0.00           (0.38)         0.00           0.00       (0.54)
---------------------------------------------------------  -------------  -------------  -------------  ---------  -------------
     10/31/95                                                 0.00           (0.17)         0.00           0.00       (0.42)
---------------------------------------------------------  -------------  -------------  -------------  ---------  -------------
     10/31/94                                                 0.00           (0.05)         0.00           0.00       (0.30)
---------------------------------------------------------  -------------  -------------  -------------  ---------  -------------

     Administrative Class
     08/21/97-06/30/98                                        0.00           (7.73)         0.00           0.00       (7.84)
---------------------------------------------------------  -------------  -------------  -------------  ---------  -------------

Balanced Fund
     Institutional Class
     06/30/98                                              $  0.00         $ (1.09)      $  0.00         $ 0.00    $  (1.43)
---------------------------------------------------------  -------------  -------------  -------------  ---------  -------------
     06/30/97                                                 0.00           (1.96)         0.00           0.00       (2.32)
---------------------------------------------------------  -------------  -------------  -------------  ---------  -------------
     11/01/95-06/30/96                                        0.00           (1.01)         0.00           0.00       (1.28)
---------------------------------------------------------  -------------  -------------  -------------  ---------  -------------
     10/31/95                                                 0.00            0.00          0.00           0.00       (0.44)
---------------------------------------------------------  -------------  -------------  -------------  ---------  -------------
     10/31/94                                                 0.00           (0.15)         0.00           0.00       (0.49)
---------------------------------------------------------  -------------  -------------  -------------  ---------  -------------

                                                                                                                       Ration of Net
                                                                                                        Ratio of       Investment
                                                           Net Asset                     Net Assets     Expenses to    Income (Loss)
                                                           Value End                     End of         Average Net    to Average
Selected Per Share Data for the Year or Period Ended:      of Period      Total Return   Period (000s)  Assets         Net Assets

Small-Cap Value Fund
     Institutional Class
     06/30/98                                              $  17.68           17.77%     $     47,432     0.85%            1.65%
---------------------------------------------------------  -------------  -------------  -------------  ------------   -------------
     06/30/97                                                 15.78           31.99            34,639     0.90             1.92
---------------------------------------------------------  -------------  -------------  -------------  ------------   -------------
     11/01/95-06/30/96                                        14.20           16.35            29,017     0.85*            2.12*
---------------------------------------------------------  -------------  -------------  -------------  ------------   -------------
     10/31/95                                                 13.10           19.88            35,093     0.85             2.25
---------------------------------------------------------  -------------  -------------  -------------  ------------   -------------
     10/31/94                                                 12.07           (2.89)           31,236     0.85             2.23
---------------------------------------------------------  -------------  -------------  -------------  ------------   -------------

     Administrative Class
     06/30/98                                                 17.63           17.41            10,751     1.10             1.39
---------------------------------------------------------  -------------  -------------  -------------  ------------   -------------
     06/30/97                                                 15.76           31.70             5,916     1.16             1.68
---------------------------------------------------------  -------------  -------------  -------------  ------------   -------------
     11/01/95-06/30/96                                        14.20           15.64             4,433     1.10*            1.86*
---------------------------------------------------------  -------------  -------------  -------------  ------------   -------------

Enhanced Equity Fund
     Institutional Class
     06/30/98                                              $  12.64           32.33%     $     36,584     0.71%            0.63%
---------------------------------------------------------  -------------  -------------  -------------  ------------   -------------
     06/30/97                                                 16.46           31.45            44,838     0.74             1.31
---------------------------------------------------------  -------------  -------------  -------------  ------------   -------------
     11/01/95-06/30/96                                        15.91           14.21            83,425     0.70*            1.58*
---------------------------------------------------------  -------------  -------------  -------------  ------------   -------------
     10/31/95                                                 14.44           24.46            73,999     0.70             1.91
---------------------------------------------------------  -------------  -------------  -------------  ------------   -------------
     10/31/94                                                 11.99            1.83            65,915     0.70             2.20
---------------------------------------------------------  -------------  -------------  -------------  ------------   -------------

     Administrative Class
     08/21/97-06/30/98                                        12.59           23.85            10,409     0.95*            0.47*
---------------------------------------------------------  -------------  -------------  -------------  ------------   -------------

Balanced Fund
     Institutional Class
     06/30/98                                              $  12.15           19.91%     $     41,222     0.72%            2.91%
---------------------------------------------------------  -------------  -------------  -------------  ------------   -------------
     06/30/97                                                 11.42           20.37            61,518     0.74             3.33
---------------------------------------------------------  -------------  -------------  -------------  ------------   -------------
     11/01/95-06/30/96                                        11.64            9.07            82,562     0.70*            3.46*
---------------------------------------------------------  -------------  -------------  -------------  ------------   -------------
     10/31/95                                                 11.89           19.47            72,638     0.70             3.73
---------------------------------------------------------  -------------  -------------  -------------  ------------   -------------
     10/31/94                                                 10.35            0.08           130,694     0.70             3.25
---------------------------------------------------------  -------------  -------------  -------------  ------------   -------------


                                                           Portfolio
Selected Per Share Data for the Year or Period Ended:      Turnover Rate
                                                           ------------
Small-Cap Value Fund
     Institutional Class
     06/30/98                                                  41%
---------------------------------------------------------  ------------
     06/30/97                                                  48
---------------------------------------------------------  ------------
     11/01/95-06/30/96                                         35
---------------------------------------------------------  ------------
     10/31/95                                                  50
---------------------------------------------------------  ------------
     10/31/94                                                  48
---------------------------------------------------------  ------------

     Administrative Class
     06/30/98                                                  41
---------------------------------------------------------  ------------
     06/30/97                                                  48
---------------------------------------------------------  ------------
     11/01/95-06/30/96                                         35
---------------------------------------------------------  ------------

Enhanced Equity Fund
     Institutional Class
     06/30/98                                                  65%
---------------------------------------------------------  ------------
     06/30/97                                                  91
---------------------------------------------------------  ------------
     11/01/95-06/30/96                                         53
---------------------------------------------------------  ------------
     10/31/95                                                  21
---------------------------------------------------------  ------------
     10/31/94                                                  44
---------------------------------------------------------  ------------

     Administrative Class
     08/21/97-06/30/98                                         65
---------------------------------------------------------  ------------

Balanced Fund
     Institutional Class
     06/30/98                                                 186%
---------------------------------------------------------  ------------
     06/30/97                                                 199
---------------------------------------------------------  ------------
     11/01/95-06/30/96                                        140
---------------------------------------------------------  ------------
     10/31/95                                                  43
---------------------------------------------------------  ------------
     10/31/94                                                  47
---------------------------------------------------------  ------------


                                   1998 Annual Report See accompanying notes  25

Statement of Assets and Liabilities

June 30, 1998

Amounts in thousands, except per share amounts             Emerging         International        Capital              Mid-Cap
                                                           Markets Fund     Developed Fund       Appreciation Fund    Growth Fund
                                                           -----------------------------------------------------------------------
Assets:

Investments, at value                                         $   26,944          $  139,082         $1,150,800        $  808,379
----------------------------------------------------------------------------------------------------------------------------------
Cash and foreign currency                                            203               3,654                  0             1,762
----------------------------------------------------------------------------------------------------------------------------------
Receivable for investments and foreign currency sold                  82                 602              9,631                 0
----------------------------------------------------------------------------------------------------------------------------------
Receivable for Fund shares sold                                      276                 242              2,496             1,937
----------------------------------------------------------------------------------------------------------------------------------
Variation margin receivable                                            0                 111                  0                 0
----------------------------------------------------------------------------------------------------------------------------------
Interest and dividends receivable                                    117                 333                799               573
----------------------------------------------------------------------------------------------------------------------------------
Other assets                                                           0                   0                  0                 0
----------------------------------------------------------------------------------------------------------------------------------
                                                                  27,622             144,024          1,163,726           812,651
==================================================================================================================================


Liabilities:

Payable for investments and foreign currency purchased        $        0          $       63         $   38,145        $   17,385
----------------------------------------------------------------------------------------------------------------------------------
Due to custodian                                                       0                   0                  0                 0
----------------------------------------------------------------------------------------------------------------------------------
Written options outstanding                                            0                   0                  0                 0
----------------------------------------------------------------------------------------------------------------------------------
Payable for Fund shares redeemed                                      16               5,052              1,190               689
----------------------------------------------------------------------------------------------------------------------------------
Dividends payable                                                      3                  23                 79                28
----------------------------------------------------------------------------------------------------------------------------------
Accrued investment advisor's fee                                      20                  68                400               280
----------------------------------------------------------------------------------------------------------------------------------
Accrued administrator's fee                                           12                  58                244               189
----------------------------------------------------------------------------------------------------------------------------------
Accrued distribution and/or servicing fee                              2                   9                125               202
----------------------------------------------------------------------------------------------------------------------------------
                                                                      53               5,273             40,183            18,773
==================================================================================================================================

Net Assets                                                    $   27,569          $  138,751         $1,123,543        $  793,878
==================================================================================================================================


Net Assets Consist of:

Paid in capital                                               $   43,696          $  110,763         $  801,861        $  613,076
----------------------------------------------------------------------------------------------------------------------------------
Undistributed (overdistributed) net investment income                 (3)                457              2,964                52
----------------------------------------------------------------------------------------------------------------------------------
Accumulated undistributed net realized gain (loss)               (13,257)                292             69,031            41,026
----------------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)                        (2,867)             27,239            249,687           139,724
----------------------------------------------------------------------------------------------------------------------------------
                                                              $   27,569          $  138,751         $1,123,543        $  793,878
==================================================================================================================================


Net Assets:

Institutional Class                                           $   24,251          $  122,126         $  805,856        $  437,985
----------------------------------------------------------------------------------------------------------------------------------
Administrative Class                                               1,339               6,299            132,384            73,614
----------------------------------------------------------------------------------------------------------------------------------
Other Classes                                                      1,979              10,326            185,303           282,279
----------------------------------------------------------------------------------------------------------------------------------


Shares Issued and Outstanding:

Institutional Class                                                2,381               8,531             30,845            18,178
----------------------------------------------------------------------------------------------------------------------------------
Administrative Class                                                 132                 440              5,093             3,072
----------------------------------------------------------------------------------------------------------------------------------


Net Asset Value and Redemption Price Per Share
(Net Assets Per Share Outstanding):

Institutional Class                                           $    10.18          $    14.32         $    26.13        $    24.09
----------------------------------------------------------------------------------------------------------------------------------
Administrative Class                                               10.14               14.30              25.99             23.96
----------------------------------------------------------------------------------------------------------------------------------
Cost of Investments Owned                                     $   29,806          $  111,626         $  901,113        $  668,655
==================================================================================================================================
Cost of Foreign Currency Held                                 $      163          $    3,907         $        0        $        0
==================================================================================================================================

Amounts in thousands, except per share amounts                   Micro-Cap           Small-Cap
                                                                 Growth Fund         Growth Fund
                                                                ----------------------------------
Assets:

Investments, at value                                            $  278,238         $   48,459
--------------------------------------------------------------------------------------------------
Cash and foreign currency                                               113                  1
--------------------------------------------------------------------------------------------------
Receivable for investments and foreign currency sold                  1,303                605
--------------------------------------------------------------------------------------------------
Receivable for Fund shares sold                                         222                 48
--------------------------------------------------------------------------------------------------
Variation margin receivable                                               0                  0
--------------------------------------------------------------------------------------------------
Interest and dividends receivable                                       102                 19
--------------------------------------------------------------------------------------------------
Other assets                                                              0                  0
--------------------------------------------------------------------------------------------------
                                                                    279,978             49,132
==================================================================================================


Liabilities:

Payable for investments and foreign currency purchased           $   17,000         $      463
--------------------------------------------------------------------------------------------------
Due to custodian                                                          0                  0
--------------------------------------------------------------------------------------------------
Written options outstanding                                               0                  0
--------------------------------------------------------------------------------------------------
Payable for Fund shares redeemed                                         43                  0
--------------------------------------------------------------------------------------------------
Dividends payable                                                         0                  0
--------------------------------------------------------------------------------------------------
Accrued investment advisor's fee                                        261                 38
--------------------------------------------------------------------------------------------------
Accrued administrator's fee                                              52                  9
--------------------------------------------------------------------------------------------------
Accrued distribution and/or servicing fee                                 1                  0
--------------------------------------------------------------------------------------------------
                                                                     17,357                510
==================================================================================================

Net Assets                                                       $  262,621         $   48,622
==================================================================================================

Net Assets Consist of:

Paid in capital                                                  $  180,634         $   36,503
--------------------------------------------------------------------------------------------------
Undistributed (overdistributed) net investment income                     0                  4
--------------------------------------------------------------------------------------------------
Accumulated undistributed net realized gain (loss)                    8,065              2,088
--------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)                           73,922             10,027
--------------------------------------------------------------------------------------------------
                                                                 $  262,621         $   48,622
==================================================================================================


Net Assets:

Institutional Class                                              $  257,842         $   47,641
--------------------------------------------------------------------------------------------------
Administrative Class                                                  4,779                981
--------------------------------------------------------------------------------------------------
Other Classes                                                             0                  0
--------------------------------------------------------------------------------------------------


Shares Issued and Outstanding:

Institutional Class                                                  10,897              3,400
--------------------------------------------------------------------------------------------------
Administrative Class                                                    203                 70
--------------------------------------------------------------------------------------------------


Net Asset Value and Redemption Price Per Share
(Net Assets Per Share Outstanding):

Institutional Class                                              $    23.66         $    14.01
--------------------------------------------------------------------------------------------------
Administrative Class                                                  23.52              13.97
--------------------------------------------------------------------------------------------------

Cost of Investments Owned                                        $  204,316         $   38,432
==================================================================================================
Cost of Foreign Currency Held                                    $        0         $        0
==================================================================================================

26  PIMCO Funds See accompanying notes


Amounts in thousands, except per share amounts                     International
                                                                   Growth Fund        Renaissance Fund     Core Equity Fund
                                                                  ----------------------------------------------------------
Assets:
Investments, at value                                               $   6,894             $ 651,786            $ 132,407
----------------------------------------------------------------------------------------------------------------------------
Cash and foreign currency                                                   0                   357                    1
----------------------------------------------------------------------------------------------------------------------------
Receivable for investments and foreign currency sold                      411                11,230                    0
----------------------------------------------------------------------------------------------------------------------------
Receivable for Fund shares sold                                             0                 3,789                  169
----------------------------------------------------------------------------------------------------------------------------
Variation margin receivable                                                 0                     0                    0
----------------------------------------------------------------------------------------------------------------------------
Interest and dividends receivable                                           4                   661                   39
----------------------------------------------------------------------------------------------------------------------------
Other assets                                                                0                     0                    0
----------------------------------------------------------------------------------------------------------------------------
                                                                        7,309               667,823              132,616
============================================================================================================================


Liabilities:

Payable for investments and foreign currency purchased              $     285             $   8,489            $   1,912
----------------------------------------------------------------------------------------------------------------------------
Due to custodian                                                          194                     0                    0
----------------------------------------------------------------------------------------------------------------------------
Written options outstanding                                                 0                    55                    0
----------------------------------------------------------------------------------------------------------------------------
Payable for Fund shares redeemed                                            0                   912                   16
----------------------------------------------------------------------------------------------------------------------------
Dividends payable                                                           0                   360                    0
----------------------------------------------------------------------------------------------------------------------------
Accrued investment advisor's fee                                            5                   310                   58
----------------------------------------------------------------------------------------------------------------------------
Accrued administrator's fee                                                 3                   206                   25
----------------------------------------------------------------------------------------------------------------------------
Accrued distribution and/or servicing fee                                   0                   467                   24
----------------------------------------------------------------------------------------------------------------------------
                                                                          487                10,799                2,035
============================================================================================================================

Net Assets                                                          $   6,822             $ 657,024            $ 130,581
============================================================================================================================

Net Assets Consist of:

Paid in capital                                                     $   5,044             $ 512,594            $  95,806
----------------------------------------------------------------------------------------------------------------------------
Undistributed (overdistributed) net investment income                     302                46,534                1,369
----------------------------------------------------------------------------------------------------------------------------
Accumulated undistributed net realized gain (loss)                         (1)               32,366                4,140
----------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)                              1,477                65,530               29,266
----------------------------------------------------------------------------------------------------------------------------
                                                                    $   6,822             $ 657,024            $ 130,581
============================================================================================================================


Net Assets:

Institutional Class                                                 $   6,822             $     851            $   1,915
----------------------------------------------------------------------------------------------------------------------------
Administrative Class                                                        0                     0              128,666
----------------------------------------------------------------------------------------------------------------------------
Other Classes                                                               0               656,173                    0
----------------------------------------------------------------------------------------------------------------------------


Shares Issued and Outstanding:

Institutional Class                                                       504                    44                   94
----------------------------------------------------------------------------------------------------------------------------
Administrative Class                                                        0                     0                6,334
----------------------------------------------------------------------------------------------------------------------------


Net Asset Value and Redemption Price Per Share
(Net Assets Per Share Outstanding):

Institutional Class                                                 $   13.55             $   19.07            $   20.39
----------------------------------------------------------------------------------------------------------------------------
Administrative Class                                                     0.00                  0.00                20.32
----------------------------------------------------------------------------------------------------------------------------
Cost of Investments Owned                                           $   5,417             $ 586,333            $ 103,141
============================================================================================================================
Cost of Foreign Currency Held                                       $       0             $       0            $       0
============================================================================================================================

Amounts in thousands, except per share amounts                     Mid-Cap             Equity
                                                                   Equity Fund         Income Fund           Value Fund
                                                                  -------------------------------------------------------
Assets:

Investments, at value                                               $  10,805            $ 201,860            $ 239,561
-------------------------------------------------------------------------------------------------------------------------
Cash and foreign currency                                                   0                    1                    1
-------------------------------------------------------------------------------------------------------------------------
Receivable for investments and foreign currency sold                      241                4,103               11,943
-------------------------------------------------------------------------------------------------------------------------
Receivable for Fund shares sold                                            10                  542                  133
-------------------------------------------------------------------------------------------------------------------------
Variation margin receivable                                                 0                    0                    0
-------------------------------------------------------------------------------------------------------------------------
Interest and dividends receivable                                           1                  582                  529
-------------------------------------------------------------------------------------------------------------------------
Other assets                                                                0                    0                    0
-------------------------------------------------------------------------------------------------------------------------
                                                                       11,057              207,088              252,167
=========================================================================================================================


Liabilities:

Payable for investments and foreign currency purchased              $     190            $   5,054            $  12,119
-------------------------------------------------------------------------------------------------------------------------
Due to custodian                                                            0                    0                    0
-------------------------------------------------------------------------------------------------------------------------
Written options outstanding                                                 0                    0                    0
-------------------------------------------------------------------------------------------------------------------------
Payable for Fund shares redeemed                                            0                  160                  394
-------------------------------------------------------------------------------------------------------------------------
Dividends payable                                                           0                    9                   32
-------------------------------------------------------------------------------------------------------------------------
Accrued investment advisor's fee                                            5                   75                   88
-------------------------------------------------------------------------------------------------------------------------
Accrued administrator's fee                                                 2                   48                   67
-------------------------------------------------------------------------------------------------------------------------
Accrued distribution and/or servicing fee                                   1                   35                  108
-------------------------------------------------------------------------------------------------------------------------
                                                                          198                5,381               12,808
=========================================================================================================================
Net Assets                                                          $  10,859            $ 201,707            $ 239,359
=========================================================================================================================


Net Assets Consist of:

Paid in capital                                                     $   8,766            $ 154,232            $ 193,061
-------------------------------------------------------------------------------------------------------------------------
Undistributed (overdistributed) net investment income(3)                  413                4,754                5,621
-------------------------------------------------------------------------------------------------------------------------
Accumulated undistributed net realized gain (loss)                        169               14,470               14,836
-------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)                              1,511               28,251               25,841
-------------------------------------------------------------------------------------------------------------------------
                                                                    $  10,859            $ 201,707            $ 239,359
=========================================================================================================================


Net Assets:

Institutional Class                                                 $   8,488            $ 138,650            $  83,219
-------------------------------------------------------------------------------------------------------------------------
Administrative Class                                                    2,371               11,699               10,349
-------------------------------------------------------------------------------------------------------------------------
Other Classes                                                               0               51,358              145,791
-------------------------------------------------------------------------------------------------------------------------


Shares Issued and Outstanding:

Institutional Class                                                       627                8,616                5,315
-------------------------------------------------------------------------------------------------------------------------
Administrative Class                                                      176                  728                  661
-------------------------------------------------------------------------------------------------------------------------


Net Asset Value and Redemption Price Per Share
(Net Assets Per Share Outstanding):

Institutional Class                                                 $   13.53            $   16.09            $   15.66
-------------------------------------------------------------------------------------------------------------------------
Administrative Class                                                    13.50                16.08                15.65
-------------------------------------------------------------------------------------------------------------------------

Cost of Investments Owned                                           $   9,294            $ 173,609            $ 213,720
=========================================================================================================================
Cost of Foreign Currency Held                                       $       0            $       0            $       0
=========================================================================================================================


Amounts in thousands, except per share amounts                    Small-Cap            Enhanced
                                                                  Value Fund           Equity Fund         Balanced Fund
                                                                 --------------------------------------------------------
Assets:
Investments, at value                                              $ 372,996            $  46,972            $  75,030
-------------------------------------------------------------------------------------------------------------------------
Cash and foreign currency                                                 68                    0                    2
-------------------------------------------------------------------------------------------------------------------------
Receivable for investments and foreign currency sold                   1,911                    0                1,068
-------------------------------------------------------------------------------------------------------------------------
Receivable for Fund shares sold                                        2,870                   42                2,085
-------------------------------------------------------------------------------------------------------------------------
Variation margin receivable                                                0                    0                   19
-------------------------------------------------------------------------------------------------------------------------
Interest and dividends receivable                                        673                   46                  211
-------------------------------------------------------------------------------------------------------------------------
Other assets                                                               0                    0                    0
-------------------------------------------------------------------------------------------------------------------------
                                                                     378,518               47,060               78,415
=========================================================================================================================


Liabilities:

Payable for investments and foreign currency purchased             $   2,968            $       0            $   9,989
-------------------------------------------------------------------------------------------------------------------------
Due to custodian                                                           0                    0                    0
-------------------------------------------------------------------------------------------------------------------------
Written options outstanding                                                0                    0                    0
-------------------------------------------------------------------------------------------------------------------------
Payable for Fund shares redeemed                                         455                   39                   95
-------------------------------------------------------------------------------------------------------------------------
Dividends payable                                                         42                    0                   22
-------------------------------------------------------------------------------------------------------------------------
Accrued investment advisor's fee                                         179                   17                   24
-------------------------------------------------------------------------------------------------------------------------
Accrued administrator's fee                                              112                    9                   16
-------------------------------------------------------------------------------------------------------------------------
Accrued distribution and/or servicing fee                                210                    2                   15
-------------------------------------------------------------------------------------------------------------------------
                                                                       3,966                   67               10,161
=========================================================================================================================

Net Assets                                                         $ 374,552            $  46,993            $  68,254
=========================================================================================================================


Net Assets Consist of:

Paid in capital                                                    $ 355,089            $  29,246            $  52,788
-------------------------------------------------------------------------------------------------------------------------
Undistributed (overdistributed) net investment income                  6,285                1,429                2,578
-------------------------------------------------------------------------------------------------------------------------
Accumulated undistributed net realized gain (loss)                     6,114                3,765                6,388
-------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)                             7,064               12,553                6,500
-------------------------------------------------------------------------------------------------------------------------
                                                                   $ 374,552            $  46,993            $  68,254
=========================================================================================================================


Net Assets:

Institutional Class                                                $  47,432            $  36,584            $  41,222
-------------------------------------------------------------------------------------------------------------------------
Administrative Class                                                  10,751               10,409                    0
-------------------------------------------------------------------------------------------------------------------------
Other Classes                                                        316,369                    0               27,032
-------------------------------------------------------------------------------------------------------------------------


Shares Issued and Outstanding:

Institutional Class                                                    2,682                2,894                3,392
-------------------------------------------------------------------------------------------------------------------------
Administrative Class                                                     610                  826                    0
-------------------------------------------------------------------------------------------------------------------------


Net Asset Value and Redemption Price Per Share
(Net Assets Per Share Outstanding):

Institutional Class                                                $   17.68            $   12.64            $   12.15
-------------------------------------------------------------------------------------------------------------------------
Administrative Class                                                   17.63                12.59                 0.00
-------------------------------------------------------------------------------------------------------------------------

Cost of Investments Owned                                          $ 365,932            $  34,419            $  68,637
=========================================================================================================================
Cost of Foreign Currency Held                                      $       0            $       0            $       0
=========================================================================================================================

                                   1998 Annual Report See accompanying notes  27

Statement of Operations

For the year ended June 30, 1998

Amounts in thousands                                           Emerging        International     Capital             Mid-Cap
                                                               Markets Fund    Developed Fund    Appreciation Fund   Growth Fund
                                                               -----------------------------------------------------------------
Investment Income:
Dividends, net of foreign taxes                                 $     684         $   2,006         $   8,511        $   4,903
--------------------------------------------------------------------------------------------------------------------------------
Interest                                                              108               541             2,397            1,951
--------------------------------------------------------------------------------------------------------------------------------
    Total Income                                                      792             2,547            10,908            6,854
================================================================================================================================

Expenses:
Investment advisory fees                                              349               653             3,628            2,622
--------------------------------------------------------------------------------------------------------------------------------
Administration fees                                                   209               555             2,144            1,722
--------------------------------------------------------------------------------------------------------------------------------
Distribution and/or servicing fees - Administrative Class               2                 7               137               64
--------------------------------------------------------------------------------------------------------------------------------
Distribution and/or servicing fees - Other Classes                     21                64               633            1,554
--------------------------------------------------------------------------------------------------------------------------------
Trustees' fees                                                          4                10                70               51
--------------------------------------------------------------------------------------------------------------------------------
Miscellaneous                                                          12                 4                 0                0
--------------------------------------------------------------------------------------------------------------------------------
     Total Expenses                                                   597             1,293             6,612            6,013
--------------------------------------------------------------------------------------------------------------------------------

Net Investment Income (Loss)                                          195             1,254             4,296              841
================================================================================================================================

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments                            (2,910)            2,149            89,980           58,714
--------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on futures
     contracts and written options                                      0              (294)                0                0
--------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on foreign currency transactions            (134)             (177)                0                0
--------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation
     (depreciation) on investments                                (10,780)           16,501           125,025           57,682
--------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation
     (depreciation) on futures contracts and written options            0               117                 0                0
--------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation
     (depreciation) on translation of assets and liabilities
     denominated in foreign currencies                                 (5)             (307)                0                0
--------------------------------------------------------------------------------------------------------------------------------

     Net Gain (Loss)                                              (13,829)           17,989           215,005          116,396
--------------------------------------------------------------------------------------------------------------------------------

Net Increase (Decrease) in Assets
     Resulting from Operations                                  $ (13,634)        $  19,243         $ 219,301        $ 117,237
================================================================================================================================

Amounts in thousands                                                Micro-Cap         Small-Cap
                                                                    Growth Fund       Growth Fund
                                                                    -----------------------------
Investment Income:
Dividends, net of foreign taxes                                     $   1,276         $     334
-------------------------------------------------------------------------------------------------
Interest                                                                  949               101
-------------------------------------------------------------------------------------------------
    Total Income                                                        2,225               435
=================================================================================================

Expenses:
Investment advisory fees                                                2,760               411
-------------------------------------------------------------------------------------------------
Administration fees                                                       552               103
-------------------------------------------------------------------------------------------------
Distribution and/or servicing fees - Administrative Class                   9                 1
-------------------------------------------------------------------------------------------------
Distribution and/or servicing fees - Other Classes                          0                 0
-------------------------------------------------------------------------------------------------
Trustees' fees                                                             20                 4
-------------------------------------------------------------------------------------------------
Miscellaneous                                                               0                 0
-------------------------------------------------------------------------------------------------
     Total Expenses                                                     3,341               519
-------------------------------------------------------------------------------------------------

Net Investment Income (Loss)                                           (1,116)              (84)
=================================================================================================

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments                                24,846             3,966
-------------------------------------------------------------------------------------------------
Net realized gain (loss) on futures
     contracts and written options                                          0                 0
-------------------------------------------------------------------------------------------------
Net realized gain (loss) on foreign currency transactions.                  0                 0
-------------------------------------------------------------------------------------------------
Net change in unrealized appreciation
     (depreciation) on investments                                     36,520             2,887
-------------------------------------------------------------------------------------------------
Net change in unrealized appreciation
     (depreciation) on futures contracts and written options                0                 0
-------------------------------------------------------------------------------------------------
Net change in unrealized appreciation
     (depreciation) on translation of assets and liabilities
     denominated in foreign currencies                                      0                 0
-------------------------------------------------------------------------------------------------

     Net Gain (Loss)                                                   61,366             6,853
-------------------------------------------------------------------------------------------------

Net Increase (Decrease) in Assets
     Resulting from Operations                                      $  60,250         $   6,769
=================================================================================================

28  PIMCO Funds See accompanying notes


Amounts in thousands                                           International                                          Mid-Cap
                                                               Growth Fund     Renaissance Fund    Core Equity Fund   Equity Fund
                                                               ------------------------------------------------------------------
Investment Income:
Dividends, net of foreign taxes                                 $      33         $   7,141         $     559         $      28
---------------------------------------------------------------------------------------------------------------------------------
Interest                                                                8             1,054               338                27
---------------------------------------------------------------------------------------------------------------------------------
    Total Income                                                       41             8,195               897                55
=================================================================================================================================

Expenses:
Investment advisory fees                                               25             3,010               505                54
---------------------------------------------------------------------------------------------------------------------------------
Administration fees                                                    15             2,006               221                21
---------------------------------------------------------------------------------------------------------------------------------
Distribution and/or servicing fees - Administrative Class               0                 0               212                 2
---------------------------------------------------------------------------------------------------------------------------------
Distribution and/or servicing fees - Other Classes                      0             4,622                 0                 0
---------------------------------------------------------------------------------------------------------------------------------
Trustees' fees                                                          0                45                 7                 1
---------------------------------------------------------------------------------------------------------------------------------
Miscellaneous                                                           1                 1                 0                 0
---------------------------------------------------------------------------------------------------------------------------------
     Total Expenses                                                    41             9,684               945                78
---------------------------------------------------------------------------------------------------------------------------------

Net Investment Income (Loss)                                            0            (1,489)              (48)              (23)
=================================================================================================================================

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments                               296           123,499             7,469             1,680
---------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on futures
     contracts and written options                                      0                71                72                 0
---------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on foreign currency transactions               9                 0                 0                 0
---------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation
     (depreciation) on investments                                  1,477             3,968            23,946               714
---------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation
     (depreciation) on futures contracts and written options            0                77                 0                 0
---------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation
     (depreciation) on translation of assets and liabilities
     denominated in foreign currencies                                 (4)                0                 0                 0
---------------------------------------------------------------------------------------------------------------------------------

     Net Gain (Loss)                                                1,778           127,615            31,487             2,394
---------------------------------------------------------------------------------------------------------------------------------

Net Increase (Decrease) in Assets
     Resulting from Operations                                  $   1,778         $ 126,126         $  31,439         $   2,371
=================================================================================================================================


Amounts in thousands                                           Equity                      Small-Cap    Enhanced
                                                               Income Fund    Value Fund   Value Fund   Equity Fund  Balanced Fund
                                                               -------------------------------------------------------------------
Investment Income:
Dividends, net of foreign taxes                                 $   5,723    $  4,626     $  5,018     $    638     $     637
----------------------------------------------------------------------------------------------------------------------------------
Interest                                                              345         253          870           19         1,780
----------------------------------------------------------------------------------------------------------------------------------
    Total Income                                                    6,068       4,879        5,888          657         2,417
==================================================================================================================================

Expenses:
Investment advisory fees                                              795         951        1,395          199           300
----------------------------------------------------------------------------------------------------------------------------------
Administration fees                                                   487         721          850          111           187
----------------------------------------------------------------------------------------------------------------------------------
Distribution and/or servicing fees - Administrative Class              26          11           23            9             0
----------------------------------------------------------------------------------------------------------------------------------
Distribution and/or servicing fees - Other Classes                    241       1,144        1,519            0            95
----------------------------------------------------------------------------------------------------------------------------------
Trustees' fees                                                         16          20           18            5             7
----------------------------------------------------------------------------------------------------------------------------------
Miscellaneous                                                           0           0            0            1             6
----------------------------------------------------------------------------------------------------------------------------------
     Total Expenses                                                 1,565       2,847        3,805          325           595
----------------------------------------------------------------------------------------------------------------------------------

Net Investment Income (Loss)                                        4,503       2,032        2,083          332         1,822
==================================================================================================================================

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments                            23,527      29,304       15,567        8,536        10,677
----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on futures
     contracts and written options                                      0           0            0            0           356
----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on foreign currency transactions               0           0            0            0             0
----------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation
     (depreciation) on investments                                  4,261       3,088       (3,548)       3,781        (1,136)
----------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation
     (depreciation) on futures contracts and written options            0           0            0            0            90
----------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation
     (depreciation) on translation of assets and liabilities
     denominated in foreign currencies                                  0           0            0            0             0
----------------------------------------------------------------------------------------------------------------------------------

     Net Gain (Loss)                                               27,788      32,392       12,019       12,317         9,987
----------------------------------------------------------------------------------------------------------------------------------

Net Increase (Decrease) in Assets
     Resulting from Operations                                  $  32,291   $  34,424    $  14,102    $  12,649     $  11,809
==================================================================================================================================

                                   1998 Annual Report See accompanying notes  29

Statement of Changes in Net Assets

Amounts in thousands                                                 Emerging Markets Fund           International Developed Fund
                                                                   --------------------------------------------------------------

                                                                      Year Ended      Year Ended      Year Ended       Year Ended
Increase (Decrease) in Net Assets from:                            June 30, 1998   June 30, 1997   June 30, 1998    June 30, 1997
Operations:
Net investment income (loss)                                         $       195     $       282     $     1,254      $       729
---------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                                  (3,044)          3,040           1,678            3,808
---------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)                     (10,785)          1,585          16,311            4,764
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) resulting from operations                        (13,634)          4,907          19,243            9,301
=================================================================================================================================

Distributions to Shareholders:
From net investment income
     Institutional Class                                                       0            (310)           (834)               0
---------------------------------------------------------------------------------------------------------------------------------
     Administrative Class                                                      0               0              (4)               0
---------------------------------------------------------------------------------------------------------------------------------
     Other Classes                                                             0               0             (33)               0
---------------------------------------------------------------------------------------------------------------------------------
In excess of net investment income
     Institutional Class                                                       0               0               0                0
---------------------------------------------------------------------------------------------------------------------------------
     Administrative Class                                                      0               0               0                0
---------------------------------------------------------------------------------------------------------------------------------
     Other Classes                                                             0               0               0                0
---------------------------------------------------------------------------------------------------------------------------------
From net realized capital gains
     Institutional Class                                                       0               0          (4,188)          (4,189)
---------------------------------------------------------------------------------------------------------------------------------
     Administrative Class                                                      0               0             (94)            (255)
---------------------------------------------------------------------------------------------------------------------------------
     Other Classes                                                             0               0            (291)               0
---------------------------------------------------------------------------------------------------------------------------------

Total Distributions                                                            0            (310)         (5,444)          (4,444)
=================================================================================================================================

Fund Share Transactions:
Receipts for shares sold
     Institutional Class                                                  23,187          12,784          66,712           43,648
---------------------------------------------------------------------------------------------------------------------------------
     Administrative Class                                                  1,685             305           5,786            1,683
---------------------------------------------------------------------------------------------------------------------------------
     Other Classes                                                         4,265           2,597          66,482            4,293
---------------------------------------------------------------------------------------------------------------------------------
Shares issued in reorganization
     Other Classes                                                             0               0               0                0
---------------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of distributions
     Institutional Class                                                       0             222           4,242            3,449
---------------------------------------------------------------------------------------------------------------------------------
     Administrative Class                                                      0               0              98              255
---------------------------------------------------------------------------------------------------------------------------------
     Other Classes                                                             0               0             285                0
---------------------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed
     Institutional Class                                                 (39,014)        (45,330)        (54,800)         (27,613)
---------------------------------------------------------------------------------------------------------------------------------
     Administrative Class                                                   (199)           (553)         (2,245)          (5,453)
---------------------------------------------------------------------------------------------------------------------------------
     Other Classes                                                        (3,896)           (360)        (61,921)            (637)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) resulting from Fund share transactions           (13,972)         30,335          24,639           19,625
---------------------------------------------------------------------------------------------------------------------------------

Total Increase (Decrease) in Net Assets                                  (27,606)        (25,738)         38,438           24,482
=================================================================================================================================

Net Assets:
Beginning of period                                                       55,175          80,913         100,313           75,831
---------------------------------------------------------------------------------------------------------------------------------
End of period*                                                       $    27,569     $    55,175     $   138,751      $   100,313
---------------------------------------------------------------------------------------------------------------------------------

*Including net undistributed (overdistributed) investment income of: $        (3)    $       (69)    $       457      $     1,129
---------------------------------------------------------------------------------------------------------------------------------


Amounts in thousands                                                             Capital Appreciation Fund
                                                                               --------------------------------------

                                                                                  Year Ended              Year Ended
Increase (Decrease) in Net Assets from:                                        June 30, 1998           June 30, 1997
Operations:
Net investment income (loss)                                                     $     4,296             $     4,349
---------------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                                              89,980                  45,370
---------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)                                 125,025                  74,013
---------------------------------------------------------------------------------------------------------------------
Net increase (decrease) resulting from operations                                    219,301                 123,732
=====================================================================================================================

Distributions to Shareholders:
From net investment income
     Institutional Class                                                              (3,482)                 (2,203)
---------------------------------------------------------------------------------------------------------------------
     Administrative Class                                                               (171)                     (7)
---------------------------------------------------------------------------------------------------------------------
     Other Classes                                                                      (177)                      0
---------------------------------------------------------------------------------------------------------------------
In excess of net investment income
     Institutional Class                                                                   0                       0
---------------------------------------------------------------------------------------------------------------------
     Administrative Class                                                                  0                       0
---------------------------------------------------------------------------------------------------------------------
     Other Classes                                                                         0                       0
---------------------------------------------------------------------------------------------------------------------
From net realized capital gains
     Institutional Class                                                             (44,474)                (44,041)
---------------------------------------------------------------------------------------------------------------------
     Administrative Class                                                             (1,807)                   (129)
---------------------------------------------------------------------------------------------------------------------
     Other Classes                                                                    (4,063)                      0
---------------------------------------------------------------------------------------------------------------------

Total Distributions                                                                  (54,174)                (46,380)
=====================================================================================================================

Fund Share Transactions:
Receipts for shares sold
     Institutional Class                                                             261,189                 165,774
---------------------------------------------------------------------------------------------------------------------
     Administrative Class                                                            134,100                   3,111
---------------------------------------------------------------------------------------------------------------------
     Other Classes                                                                   165,130                  22,411
---------------------------------------------------------------------------------------------------------------------
Shares issued in reorganization
     Other Classes                                                                         0                       0
---------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of distributions
     Institutional Class                                                              37,066                  36,552
---------------------------------------------------------------------------------------------------------------------
     Administrative Class                                                              1,973                     136
---------------------------------------------------------------------------------------------------------------------
     Other Classes                                                                     4,064                       0
---------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed
     Institutional Class                                                            (164,429)                (90,177)
---------------------------------------------------------------------------------------------------------------------
     Administrative Class                                                            (18,481)                   (349)
---------------------------------------------------------------------------------------------------------------------
     Other Classes                                                                   (24,147)                 (1,587)
---------------------------------------------------------------------------------------------------------------------
Net increase (decrease) resulting from Fund share transactions                       396,465                 135,871
---------------------------------------------------------------------------------------------------------------------

Total Increase (Decrease) in Net Assets                                              561,592                 213,223
=====================================================================================================================

Net Assets:
Beginning of period                                                                  561,951                 348,728
---------------------------------------------------------------------------------------------------------------------
End of period*                                                                   $ 1,123,543             $   561,951
---------------------------------------------------------------------------------------------------------------------

*Including net undistributed (overdistributed) investment income of:             $     2,964             $     8,727
---------------------------------------------------------------------------------------------------------------------

30  PIMCO Funds See accompanying notes



Amounts in thousands                                               Mid-Cap Growth Fund              Micro-Cap Growth Fund
                                                                  ---------------------------------------------------------------

                                                                     Year Ended     Year Ended         Year Ended      Year Ended
Increase (Decrease) in Net Assets from:                           June 30, 1998  June 30, 1997      June 30, 1998   June 30, 1997
Operations:
Net investment income (loss)                                        $       841    $     1,077        $    (1,116)   $      (544)
---------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                                 58,714         30,855             24,846         10,317
---------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)                     57,682         50,902             36,520         15,151
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) resulting from operations                       117,237         82,834             60,250         24,924
=================================================================================================================================

Distributions to Shareholders:
From net investment income
     Institutional Class                                                 (1,419)          (604)                 0              0
---------------------------------------------------------------------------------------------------------------------------------
     Administrative Class                                                   (35)            (2)                 0              0
---------------------------------------------------------------------------------------------------------------------------------
     Other Classes                                                          (41)             0                  0              0
---------------------------------------------------------------------------------------------------------------------------------
In excess of net investment income
     Institutional Class                                                      0              0                  0              0
---------------------------------------------------------------------------------------------------------------------------------
     Administrative Class                                                     0              0                  0              0
---------------------------------------------------------------------------------------------------------------------------------
     Other Classes                                                            0              0                  0              0
---------------------------------------------------------------------------------------------------------------------------------
From net realized capital gains
     Institutional Class                                                (21,350)       (43,528)           (22,885)       (11,397)
---------------------------------------------------------------------------------------------------------------------------------
     Administrative Class                                                  (510)          (258)              (396)          (122)
---------------------------------------------------------------------------------------------------------------------------------
     Other Classes                                                       (8,377)             0                  0              0
---------------------------------------------------------------------------------------------------------------------------------

Total Distributions                                                     (31,732)       (44,392)           (23,281)       (11,519)
=================================================================================================================================

Fund Share Transactions:
Receipts for shares sold
     Institutional Class                                                273,380         71,437             69,180         72,696
---------------------------------------------------------------------------------------------------------------------------------
     Administrative Class                                                77,781            878              4,130          2,434
---------------------------------------------------------------------------------------------------------------------------------
     Other Classes                                                      249,617         10,914                  0              0
---------------------------------------------------------------------------------------------------------------------------------
Shares issued in reorganization
     Other Classes                                                            0         75,422                  0              0
---------------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of distributions
     Institutional Class                                                 22,222         42,923             19,223          9,931
---------------------------------------------------------------------------------------------------------------------------------
     Administrative Class                                                   544            261                396            121
---------------------------------------------------------------------------------------------------------------------------------
     Other Classes                                                        7,672              0                  0              0
---------------------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed
     Institutional Class                                               (208,995)       (72,699)           (31,187)       (15,697)
---------------------------------------------------------------------------------------------------------------------------------
     Administrative Class                                                (8,950)          (280)            (2,345)        (1,174)
---------------------------------------------------------------------------------------------------------------------------------
     Other Classes                                                      (92,467)       (11,811)                 0              0
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) resulting from Fund share transactions          320,804        117,045             59,397         68,311
---------------------------------------------------------------------------------------------------------------------------------

Total Increase (Decrease) in Net Assets                                 406,309        155,487             96,366         81,716
=================================================================================================================================

Net Assets:
Beginning of period                                                     387,569        232,082            166,255         84,539
---------------------------------------------------------------------------------------------------------------------------------
End of period*                                                      $   793,878    $   387,569        $   262,621    $   166,255
---------------------------------------------------------------------------------------------------------------------------------


*Including net undistributed (overdistributed) investment income
   of:                                                              $        52    $       513        $         0    $         0
---------------------------------------------------------------------------------------------------------------------------------


                                                                                                     International
Amounts in thousands                                               Small-Cap Growth Fund              Growth Fund
                                                                   --------------------------------------------------

                                                                      Year Ended       Year Ended         Period from
Increase (Decrease) in Net Assets from:                            June 30, 1998    June 30, 1997   December 31, 1997
                                                                                                     to June 30, 1998
Operations:
Net investment income (loss)                                         $       (84)     $       (17)      $         0
---------------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                                   3,966            4,368               305
---------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)                       2,887            2,170             1,473
---------------------------------------------------------------------------------------------------------------------
Net increase (decrease) resulting from operations                          6,769            6,521             1,778
=====================================================================================================================

Distributions to Shareholders:
From net investment income
     Institutional Class                                                       0                0                 0
---------------------------------------------------------------------------------------------------------------------
     Administrative Class                                                      0                0                 0
---------------------------------------------------------------------------------------------------------------------
     Other Classes                                                             0                0                 0
---------------------------------------------------------------------------------------------------------------------
In excess of net investment income
     Institutional Class                                                       0                0                 0
---------------------------------------------------------------------------------------------------------------------
     Administrative Class                                                      0                0                 0
---------------------------------------------------------------------------------------------------------------------
     Other Classes                                                             0                0                 0
---------------------------------------------------------------------------------------------------------------------
From net realized capital gains
     Institutional Class                                                  (4,791)         (17,212)                0
---------------------------------------------------------------------------------------------------------------------
     Administrative Class                                                     (8)             (10)                0
---------------------------------------------------------------------------------------------------------------------
     Other Classes                                                             0                0                 0
---------------------------------------------------------------------------------------------------------------------

Total Distributions                                                       (4,799)         (17,222)                0
=====================================================================================================================

Fund Share Transactions:
Receipts for shares sold
     Institutional Class                                                  13,396           10,629             5,044
---------------------------------------------------------------------------------------------------------------------
     Administrative Class                                                  1,166                1                 0
---------------------------------------------------------------------------------------------------------------------
     Other Classes                                                             0                0                 0
---------------------------------------------------------------------------------------------------------------------
Shares issued in reorganization
     Other Classes                                                             0                0                 0
---------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of distributions
     Institutional Class                                                   4,781           12,306                 0
---------------------------------------------------------------------------------------------------------------------
     Administrative Class                                                      7               10                 0
---------------------------------------------------------------------------------------------------------------------
     Other Classes                                                             0                0                 0
---------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed
     Institutional Class                                                  (5,918)         (11,800)                0
---------------------------------------------------------------------------------------------------------------------
     Administrative Class                                                   (171)            (120)                0
---------------------------------------------------------------------------------------------------------------------
     Other Classes                                                             0                0                 0
---------------------------------------------------------------------------------------------------------------------
Net increase (decrease) resulting from Fund share transactions            13,261           11,026             5,044
---------------------------------------------------------------------------------------------------------------------

Total Increase (Decrease) in Net Assets                                   15,231              325             6,822
=====================================================================================================================

Net Assets:
Beginning of period                                                       33,391           33,066                 0
---------------------------------------------------------------------------------------------------------------------
End of period*                                                       $    48,622      $    33,391       $     6,822
---------------------------------------------------------------------------------------------------------------------

*Including net undistributed (overdistributed) investment income of: $         4      $       272       $       302
---------------------------------------------------------------------------------------------------------------------


Amounts in thousands                                              Renaissance Fund
                                                                  --------------------------------------

                                                                      Year Ended      Nine Months Ended
Increase (Decrease) in Net Assets from:                            June 30, 1998          June 30, 1997
Operations:
Net investment income (loss)                                         $    (1,489)      $       664
--------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                                 123,570            42,917
--------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)                       4,045            33,883
--------------------------------------------------------------------------------------------------------
Net increase (decrease) resulting from operations                        126,126            77,464
========================================================================================================

Distributions to Shareholders:
From net investment income
     Institutional Class                                                       0                 0
--------------------------------------------------------------------------------------------------------
     Administrative Class                                                      0                 0
--------------------------------------------------------------------------------------------------------
     Other Classes                                                          (425)             (973)
--------------------------------------------------------------------------------------------------------
In excess of net investment income
     Institutional Class                                                       0                 0
--------------------------------------------------------------------------------------------------------
     Administrative Class                                                      0                 0
--------------------------------------------------------------------------------------------------------
     Other Classes                                                             0                 0
--------------------------------------------------------------------------------------------------------
From net realized capital gains
     Institutional Class                                                       0                 0
--------------------------------------------------------------------------------------------------------
     Administrative Class                                                      0                 0
--------------------------------------------------------------------------------------------------------
     Other Classes                                                       (80,722)          (38,793)
--------------------------------------------------------------------------------------------------------

Total Distributions                                                      (81,147)          (39,766)
========================================================================================================

Fund Share Transactions:
Receipts for shares sold
     Institutional Class                                                     761                 0
--------------------------------------------------------------------------------------------------------
     Administrative Class                                                      0                 0
--------------------------------------------------------------------------------------------------------
     Other Classes                                                       464,673           151,393
--------------------------------------------------------------------------------------------------------
Shares issued in reorganization
     Other Classes                                                             0                 0
--------------------------------------------------------------------------------------------------------
Issued as reinvestment of distributions
     Institutional Class                                                       0                 0
--------------------------------------------------------------------------------------------------------
     Administrative Class                                                      0                 0
--------------------------------------------------------------------------------------------------------
     Other Classes                                                        74,240               886
--------------------------------------------------------------------------------------------------------
Cost of shares redeemed
     Institutional Class                                                       0                 0
--------------------------------------------------------------------------------------------------------
     Administrative Class                                                      0                 0
--------------------------------------------------------------------------------------------------------
     Other Classes                                                      (311,714)          (72,275)
--------------------------------------------------------------------------------------------------------
Net increase (decrease) resulting from Fund share transactions           227,960            80,004
--------------------------------------------------------------------------------------------------------

Total Increase (Decrease) in Net Assets                                  272,939           117,702
========================================================================================================

Net Assets:

Beginning of period                                                      384,085           266,383
--------------------------------------------------------------------------------------------------------
End of period*                                                       $   657,024       $   384,085
--------------------------------------------------------------------------------------------------------

*Including net undistributed (overdistributed) investment income of: $    46,534       $    28,688
--------------------------------------------------------------------------------------------------------

                                   1998 Annual Report See accompanying notes  31


Amounts in thousands                                               Core Equity Fund               Mid-Cap Equity Fund
                                                                   -----------------------------  ------------------------------
                                                                      Year Ended     Year Ended      Year Ended      Year Ended
Increase (Decrease) in Net Assets from:                            June 30, 1998  June 30, 1997   June 30, 1998   June 30, 1997



Operations:

Net investment income (loss)                                          $      (48)     $      14       $     (23)    $     (34)
-----------------------------------------------------------------  -----------------------------  ------------------------------
Net realized gain (loss)                                                   7,541          6,488           1,680         1,820
-----------------------------------------------------------------  -----------------------------  ------------------------------
Net change in unrealized appreciation (depreciation)                      23,946          1,191             714        (1,109)
-----------------------------------------------------------------  -----------------------------  ------------------------------
Net increase (decrease) resulting from operations                         31,439          7,693           2,371           677
=================================================================  =============================  ==============================

Distributions to Shareholders:

From net investment income
     Institutional Class                                                       0            (20)              0             0
-----------------------------------------------------------------  -----------------------------  ------------------------------
     Administrative Class                                                      0            (17)              0             0
-----------------------------------------------------------------  -----------------------------  ------------------------------
     Other Classes                                                             0              0               0             0
-----------------------------------------------------------------  -----------------------------  ------------------------------
In excess of net investment income
     Institutional Class                                                       0              0               0             0
-----------------------------------------------------------------  -----------------------------  ------------------------------
     Administrative Class                                                      0              0               0             0
-----------------------------------------------------------------  -----------------------------  ------------------------------
     Other Classes                                                             0              0               0             0
-----------------------------------------------------------------  -----------------------------  ------------------------------
From net realized capital gains
     Institutional Class                                                    (310)          (616)         (2,113)       (1,083)
-----------------------------------------------------------------  -----------------------------  ------------------------------
     Administrative Class                                                 (7,237)        (1,861)           (138)            0
-----------------------------------------------------------------  -----------------------------  ------------------------------
     Other Classes                                                             0              0               0             0
-----------------------------------------------------------------  -----------------------------  ------------------------------

Total Distributions                                                       (7,547)        (2,514)         (2,251)       (1,083)
=================================================================  =============================  ==============================

Fund Share Transactions:

Receipts for shares sold
     Institutional Class                                                     998          1,642           1,655           574
-----------------------------------------------------------------  -----------------------------  ------------------------------
     Administrative Class                                                 87,923          9,341           2,245             0
-----------------------------------------------------------------  -----------------------------  ------------------------------
     Other Classes                                                             0              0               0             0
-----------------------------------------------------------------  -----------------------------  ------------------------------
Shares issued in reorganization
     Other Classes                                                             0              0               0             0
-----------------------------------------------------------------  -----------------------------  ------------------------------
Issued as reinvestment of distributions
     Institutional Class                                                     308            286             618           263
-----------------------------------------------------------------  -----------------------------  ------------------------------
     Administrative Class                                                  7,237          1,878             138             0
-----------------------------------------------------------------  -----------------------------  ------------------------------
     Other Classes                                                             0              0               0             0
-----------------------------------------------------------------  -----------------------------  ------------------------------
Cost of shares redeemed
     Institutional Class                                                  (6,755)        (6,861)         (1,428)       (1,218)
-----------------------------------------------------------------  -----------------------------  ------------------------------
     Administrative Class                                                (18,798)       (19,716)            (80)            0
-----------------------------------------------------------------  -----------------------------  ------------------------------
     Other Classes                                                             0              0               0             0
-----------------------------------------------------------------  -----------------------------  ------------------------------
Net increase (decrease) resulting from Fund share transactions            70,913        (13,430)          3,148          (381)
-----------------------------------------------------------------  -----------------------------  ------------------------------

Total Increase (Decrease) in Net Assets                                   94,805         (8,251)          3,268          (787)
=================================================================  =============================  ==============================

Net Assets:
Beginning of period                                                       35,776         44,027           7,591         8,378
-----------------------------------------------------------------  -----------------------------  ------------------------------
End of period*                                                        $  130,581      $  35,776       $  10,859     $   7,591
-----------------------------------------------------------------  -----------------------------  ------------------------------

*Including net undistributed (overdistributed) investment
     income of:                                                       $    1,369      $   2,331       $     413     $     474
-----------------------------------------------------------------  -----------------------------  ------------------------------


                                                                       Equity Income Fund
                                                                       -------------------------------------
                                                                          Year Ended            Year Ended
Increase (Decrease) in Net Assets from:                                June 30, 1998         June 30, 1997

Operations:

Net investment income (loss)                                           $       4,503    $            3,710
---------------------------------------------------------------------  -------------------------------------
Net realized gain (loss)                                                      23,527                20,609
---------------------------------------------------------------------  -------------------------------------
Net change in unrealized appreciation (depreciation)                           4,261                 6,318
---------------------------------------------------------------------  -------------------------------------
Net increase (decrease) resulting from operations                             32,291                30,637
=====================================================================  =====================================

Distributions to Shareholders:

From net investment income
     Institutional Class                                                      (3,573)               (4,331)
---------------------------------------------------------------------  -------------------------------------
     Administrative Class                                                       (251)                 (249)
---------------------------------------------------------------------  -------------------------------------
     Other Classes                                                              (611)                  (79)
---------------------------------------------------------------------  -------------------------------------
In excess of net investment income
     Institutional Class                                                           0                     0
---------------------------------------------------------------------  -------------------------------------
     Administrative Class                                                          0                     0
---------------------------------------------------------------------  -------------------------------------
     Other Classes                                                                 0                     0
---------------------------------------------------------------------  -------------------------------------
From net realized capital gains
     Institutional Class                                                     (16,363)              (14,051)
---------------------------------------------------------------------  -------------------------------------
     Administrative Class                                                     (1,189)                 (853)
---------------------------------------------------------------------  -------------------------------------
     Other Classes                                                            (3,155)                    0
---------------------------------------------------------------------  -------------------------------------

Total Distributions                                                          (25,142)              (19,563)
=====================================================================  =====================================

Fund Share Transactions:

Receipts for shares sold
     Institutional Class                                                      16,221                14,386
---------------------------------------------------------------------  -------------------------------------
     Administrative Class                                                      4,124                 2,032
---------------------------------------------------------------------  -------------------------------------
     Other Classes                                                            44,411                11,794
---------------------------------------------------------------------  -------------------------------------
Shares issued in reorganization
     Other Classes                                                                 0                     0
---------------------------------------------------------------------  -------------------------------------
Issued as reinvestment of distributions
     Institutional Class                                                      19,487                17,797
---------------------------------------------------------------------  -------------------------------------
     Administrative Class                                                      1,437                 1,101
---------------------------------------------------------------------  -------------------------------------
     Other Classes                                                             3,576                    71
---------------------------------------------------------------------  -------------------------------------
Cost of shares redeemed
     Institutional Class                                                     (24,500)              (37,514)
---------------------------------------------------------------------  -------------------------------------
     Administrative Class                                                     (2,429)               (1,690)
---------------------------------------------------------------------  -------------------------------------
     Other Classes                                                            (7,993)               (1,638)
---------------------------------------------------------------------  -------------------------------------
Net increase (decrease) resulting from Fund share transactions                54,334                 6,339
---------------------------------------------------------------------  -------------------------------------

Total Increase (Decrease) in Net Assets                                       61,483                17,413
=====================================================================  =====================================
Net Assets:
Beginning of period                                                          140,224               122,811
---------------------------------------------------------------------  -------------------------------------
End of period*                                                         $     201,707    $          140,224
---------------------------------------------------------------------  -------------------------------------

*Including net undistributed (overdistributed) investment income of:   $       4,754    $            2,380
---------------------------------------------------------------------  -------------------------------------




32 PIMCO Funds See accompanying notes


Amounts in thousands                                             Value Fund                       Small-Cap Value Fund
                                                                 -------------------------------  -------------------------------

                                                                     Year Ended      Year Ended      Year Ended      Year Ended
Increase (Decrease) in Net Assets from:                           June 30, 1998   June 30, 1997   June 30, 1998   June 30, 1997
Operations:

Net investment income (loss)                                          $   2,032       $   1,702       $   2,083     $       742
---------------------------------------------------------------  -------------------------------  -------------------------------
Net realized gain (loss)                                                 29,304          13,315          15,567           5,616
---------------------------------------------------------------  -------------------------------  -------------------------------
Net change in unrealized appreciation (depreciation)                      3,088          19,593          (3,548)          6,732
---------------------------------------------------------------  -------------------------------  -------------------------------
Net increase (decrease) resulting from operations                        34,424          34,610          14,102          13,090
=================================================================================================================================

Distributions to Shareholders:

From net investment income
     Institutional Class                                                 (1,220)         (1,517)           (339)           (302)
---------------------------------------------------------------  -------------------------------  -------------------------------
     Administrative Class                                                   (72)              0             (55)            (41)
---------------------------------------------------------------  -------------------------------  -------------------------------
     Other Classes                                                         (723)           (451)           (946)              0
---------------------------------------------------------------  -------------------------------  -------------------------------
In excess of net investment income
     Institutional Class                                                      0               0               0               0
---------------------------------------------------------------  -------------------------------  -------------------------------
     Administrative Class                                                     0               0               0               0
---------------------------------------------------------------  -------------------------------  -------------------------------
     Other Classes                                                            0               0               0               0
---------------------------------------------------------------  -------------------------------  -------------------------------
From net realized capital gains
     Institutional Class                                                 (7,693)         (2,344)         (1,659)         (4,690)
---------------------------------------------------------------  -------------------------------  -------------------------------
     Administrative Class                                                  (412)              0            (373)           (700)
---------------------------------------------------------------  -------------------------------  -------------------------------
     Other Classes                                                      (12,584)              0          (6,325)              0
---------------------------------------------------------------  -------------------------------  -------------------------------

Total Distributions                                                     (22,704)         (4,312)         (9,697)         (5,733)
=================================================================================================================================

Fund Share Transactions:
Receipts for shares sold
     Institutional Class                                                 17,292          17,251          44,619           5,653
---------------------------------------------------------------  -------------------------------  -------------------------------
     Administrative Class                                                10,641               0           6,309           1,269
---------------------------------------------------------------  -------------------------------  -------------------------------
     Other Classes                                                       62,175          21,246         307,809          36,469
---------------------------------------------------------------  -------------------------------  -------------------------------
Shares issued in reorganization
     Other Classes                                                            0          80,835               0               0
---------------------------------------------------------------  -------------------------------  -------------------------------
Issued as reinvestment of distributions
     Institutional Class                                                  8,878           3,854           1,770           4,969
---------------------------------------------------------------  -------------------------------  -------------------------------
     Administrative Class                                                   483               0             427             741
---------------------------------------------------------------  -------------------------------  -------------------------------
     Other Classes                                                       12,266             406           6,863               0
---------------------------------------------------------------  -------------------------------  -------------------------------
Cost of shares redeemed
     Institutional Class                                                (22,371)        (10,770)        (38,130)         (8,698)
---------------------------------------------------------------  -------------------------------  -------------------------------
     Administrative Class                                                  (725)              0          (2,525)         (1,177)
---------------------------------------------------------------  -------------------------------  -------------------------------
     Other Classes                                                      (40,804)        (16,043)        (35,827)         (1,201)
---------------------------------------------------------------  -------------------------------  -------------------------------
Net increase (decrease) resulting from Fund share transactions           47,835          96,779         291,315          38,025
---------------------------------------------------------------  -------------------------------  -------------------------------

Total Increase (Decrease) in Net Assets                                  59,555         127,077         295,720          45,382
=================================================================================================================================

Net Assets:

Beginning of period                                                     179,804          52,727          78,832          33,450
---------------------------------------------------------------  -------------------------------  -------------------------------
End of period*                                                        $ 239,359       $ 179,804       $ 374,552     $    78,832
---------------------------------------------------------------  -------------------------------  -------------------------------

*Including net undistributed (overdistributed) investment
     income of:                                                       $   5,621       $   5,824       $   6,285     $     1,920
---------------------------------------------------------------  -------------------------------  -------------------------------



                                                                   Enhanced Equity Fund            Balanced Fund
                                                                 -------------------------------- ------------------------------
                                                                      Year Ended     Year Ended       Year Ended     Year Ended
Increase (Decrease) in Net Assets from:                            June 30, 1998  June 30, 1997    June 30, 1998  June 30, 1997


Operations:

Net investment income (loss)                                           $     332      $     850        $   1,822      $   2,252
---------------------------------------------------------------  -------------------------------- ------------------------------
Net realized gain (loss)                                                   8,536         21,124           11,033         12,663
---------------------------------------------------------------  -------------------------------- ------------------------------
Net change in unrealized appreciation (depreciation)                       3,781         (4,893)          (1,046)        (3,065)
---------------------------------------------------------------  -------------------------------- ------------------------------
Net increase (decrease) resulting from operations                         12,649         17,081           11,809         11,850
===============================================================  ================================ ==============================

Distributions to Shareholders:

From net investment income
     Institutional Class                                                    (414)          (613)          (1,462)        (2,191)
---------------------------------------------------------------  -------------------------------- ------------------------------
     Administrative Class                                                    (30)             0                0              0
---------------------------------------------------------------  -------------------------------- ------------------------------
     Other Classes                                                             0              0             (328)           (22)
---------------------------------------------------------------  -------------------------------- ------------------------------
In excess of net investment income
     Institutional Class                                                       0              0                0              0
---------------------------------------------------------------  -------------------------------- ------------------------------
     Administrative Class                                                      0              0                0              0
---------------------------------------------------------------  -------------------------------- ------------------------------
     Other Classes                                                             0              0                0              0
---------------------------------------------------------------  -------------------------------- ------------------------------
From net realized capital gains
     Institutional Class                                                 (16,994)       (16,690)          (5,071)       (10,060)
---------------------------------------------------------------  -------------------------------- ------------------------------
     Administrative Class                                                 (1,166)             0                0              0
---------------------------------------------------------------  -------------------------------- ------------------------------
     Other Classes                                                             0              0           (1,027)             0
---------------------------------------------------------------  -------------------------------- ------------------------------

Total Distributions                                                      (18,604)       (17,303)          (7,888)       (12,273)
===============================================================  ================================ ==============================

Fund Share Transactions:

Receipts for shares sold
     Institutional Class                                                   4,869         11,801            5,975         10,422
---------------------------------------------------------------  -------------------------------- ------------------------------
     Administrative Class                                                  9,937              0                0              0
---------------------------------------------------------------  -------------------------------- ------------------------------
     Other Classes                                                             0              0           26,009          2,436
---------------------------------------------------------------  -------------------------------- ------------------------------
Shares issued in reorganization
     Other Classes                                                             0              0                0              0
---------------------------------------------------------------  -------------------------------- ------------------------------
Issued as reinvestment of distributions
     Institutional Class                                                  17,291         17,302            6,512         12,237
---------------------------------------------------------------  -------------------------------- ------------------------------
     Administrative Class                                                  1,196              0                0              0
---------------------------------------------------------------  -------------------------------- ------------------------------
     Other Classes                                                             0              0            1,271             19
---------------------------------------------------------------  -------------------------------- ------------------------------
Cost of shares redeemed
     Institutional Class                                                 (24,666)       (67,468)         (36,139)       (43,185)
---------------------------------------------------------------  -------------------------------- ------------------------------
     Administrative Class                                                   (517)             0                0              0
---------------------------------------------------------------  -------------------------------- ------------------------------
     Other Classes                                                             0              0           (3,224)          (139)
---------------------------------------------------------------  -------------------------------- ------------------------------
Net increase (decrease) resulting from Fund share transactions             8,110        (38,365)             404        (18,210)
---------------------------------------------------------------  -------------------------------- ------------------------------

Total Increase (Decrease) in Net Assets                                    2,155        (38,587)           4,325        (18,633)
===============================================================  ================================ ==============================

Net Assets:

Beginning of period                                                       44,838         83,425           63,929         82,562
---------------------------------------------------------------  -------------------------------- ------------------------------
End of period*                                                         $  46,993      $  44,838        $  68,254      $  63,929
---------------------------------------------------------------  -------------------------------- ------------------------------


*Including net undistributed (overdistributed) investment
     income of:                                                        $   1,429      $   3,436        $   2,578      $   2,860
---------------------------------------------------------------  -------------------------------- ------------------------------





                                    1998 Annual Report See accompanying notes 33

SCHEDULE OF INVESTMENTS

Emerging Markets Fund
June 30, 1998

                                                                                           Value
                                                                   Shares                  (000s)
-------------------------------------------------------------------------------------------------
COMMON STOCKS 97.7%
-------------------------------------------------------------------------------------------------
Argentina 8.1%
YPF Sociedad Anonima - ADR                                          22,650            $      681
Telefonica de Argentina - ADR                                       17,133                   556
Compania Naviera Perez Co. - ADR                                    28,912                   290
Banco Frances del Rio de la Plata SA                                20,720                   157
Astra Cia Argentina de Petro SA                                     94,650                   152
Banco de Galicia y Buenos Aires SA de CV                            32,369                   146
Siderca SA `A'                                                      74,816                   127
Inversiones Y Representaciones SA - GDR                              2,306                    67
Molinos Rio de La Plata SA                                          13,266                    29
Renault Argentina                                                   11,160                    22
                                                                                      ----------
                                                                                           2,227
Brazil 9.7%
Telecomunicacoes Brasileiras - ADR                                   5,160                   563
Centrais Electricas Brasileiras SA `B'                              16,126                   485
Banco Itau SA                                                      403,900                   231
Telecomunicacoes Brasileiras SA                                  2,485,000                   198
Banco Bradesco SA                                               23,570,907                   197
Petroleo Brasileiro SA                                           1,051,300                   195
Companhia Vale do Rio Doce                                           9,062                   184
Companhia Energetica de Minas Gerais                             5,263,445                   164
Companhia Siderurgica Nacional                                   3,471,500                    87
Usimas Siderurgicas Minas Gerais SA PR                              16,319                    82
Companhia Paulista de Forca e Luz                                  680,200                    70
Aracruz Celulose SA `B'                                             60,600                    67
White Martins SA                                                    62,555                    59
Companhia Cervejaria Brahma                                         55,700                    35
Souza Cruz SA                                                        4,500                    33
Centrais Geradoras do Sul do Brasil SA (b)                      16,125,620                    23
Companhia Vale do Rio Doce - Bonus Shares                           29,662                     0
                                                                                      ----------
                                                                                           2,673
Chile 9.0%
Compania de Telecomunicaciones de Chile SA SP - ADR                 28,551                   580
Enersis SA SP - ADR                                                 21,300                   521
Empresa Nacional de Electricidad SA SP - ADR                        27,350                   390
Banco Santander Chile SP - ADR                                      19,000                   245
Gener SA SP - ADR                                                   13,228                   241
Quimica Minera Chile SA SP - ADR                                     5,330                   179
Compania Cervecerias Unidas SA SP - ADR                              7,300                   154
Maderas Y Sinteticos SP - ADR                                       14,090                   114
Madeco SA - ADR                                                      8,057                    71
                                                                                      ----------
                                                                                           2,495
Hungary 7.6%
Magyar Tavkozlesi Rt                                               135,000                   783
MOL Magyar Olaj-es Gazipare                                         19,900                   536
OTP Bank                                                             6,100                   299
Richter Gedeon                                                       3,025                   243
Danubius Hotel (b)                                                   5,400                   108
Pick Szeged Rt                                                       1,500                    88
Graboplast                                                           1,300                    33
                                                                                      ----------
                                                                                           2,090
India 4.2%
India Public Sector Fund Limited                                    33,000                   264
Hindalco Industries Limited SP - GDR                                12,210                   171
Videsh Sanchar Nigam Limited - ADR (b)                              12,400                   133
State Bank of India - GDR                                            6,200                    73
Gujarat Ambuja - GDR                                                15,100                    71
Bajaj Auto Limited                                                   5,100                    69
EIH Limited                                                         11,780                    63
BSES Limited - GDR                                                   5,900                    61
Tata Engineering and Locomotive Co. Limited SP - GDR                20,624                    60
Indian Rayon & Industries Limited - GDR                             18,825                    59
Larsen & Tourbro Limited - GDR                                       6,180                    56
Indian Hotels Co. - GDR                                              6,030                    48
Steel Authority of India                                            15,300                    38
                                                                                      ----------
                                                                                           1,166
Israel 12.6%
Bank Hapoalim Limited                                              155,900                   471
Formula Systems Limited (b)                                         11,100                   388
ECI Telecommunications Limited                                       9,600                   364
Koor Industries Limited                                              3,080                   356
Teva Pharmaceutical Industries Limited                               8,400                   301
Bezek Israeli Telecommunication Corp. Limited                       83,300                   266
Industrial Buildings Corp.                                         152,000                   255
Bank Leumi Le-Israel                                               115,000                   229
Elite Industries Limited                                             6,600                   216
Supersol Limited                                                    63,500                   209
Blue Square Chain Stores (b)                                        13,400                   165
Israel Chemicals Limited                                           125,000                   160
Agis Industries Limited                                             16,800                   113
                                                                                      ----------
                                                                                           3,493
Mexico 8.9%
Telefonos de Mexico - ADR                                           13,050                   627
Cifra SA de CV `V'                                                 150,137                   226
Grupo Modelo SA de CV `C'                                           24,700                   210
Alfa SA de CV `A'                                                   34,100                   139
Empresas La Moderna SA de CV (b)                                    23,100                   134
Grupo Carso SA de CV `A1'                                           32,000                   133
Grupo Televisa SA SP - GDR (b)                                       3,240                   122
Kimberly Clark de Mexico SA de CV `A'                               32,800                   116
Grupo Mexico SA `B'                                                 42,310                   116
Grupo Industrial Bimbo SA de CV `A'                                 55,464                   112
Cemex SA de CV                                                      29,223                   110
Grupo Financiero Banamex Accival `L' (b)                            63,707                   103
Formento Economico Mexicano SP - ADR                                 3,100                    98
Industrias Penoles SA                                               30,000                    95
Desc SA de CV `B'                                                   14,200                    72
TV Azteca SA de CV SP - ADR                                          4,000                    43
                                                                                      ----------
                                                                                           2,456
Peru 3.5%
Telefonica del Peru SA `B'                                         267,938                   553
Credicorp Limited                                                   11,516                   169
Cerveceria Backus Y Johnston SA `T'                                173,983                    89
Luz del Sur Servicios SA `B'                                        37,700                    28
Compania de Minas Buenaventura SA `A'                                4,147                    28
Ferreyros SA                                                        18,303                    25
Cementos Lima SA                                                    12,643                    24
Banco Wiese SP - ADR                                                 6,000                    21
Compania de Minas Buenaventura SA `B'                                1,574                    10
Southern Peru Copper Corp. `T' (b)                                   2,200                     8
Minsur SA                                                            3,868                     8
                                                                                      ----------
                                                                                             963
Poland 4.5%
Elektrim Spolka Akcyjna SA                                          28,131                   343
Bank Slaski SA W Katawicach                                          2,880                   193
Bank Rozwoju Eksportu SA                                             5,410                   147
BIG Bank Gdanski SA                                                105,100                   140
Wielkopolski Bank Kredytowy SA                                      14,900                   115
Bank Przemyslowo-Handlow SA                                            900                    65
Amica Wronki SA (b)                                                  5,900                    59
Stomil Olsztyn SA                                                    7,600                    52
Polifarb-Cieszyn-Wroclaw SA                                         17,256                    45
Debica SA                                                            2,180                    44
Agros Holding SA (b)                                                 2,300                    34
BK Rozwoj Rights (b)                                                 5,378                     2
                                                                                      ----------
                                                                                           1,239
Portugal 6.0%
Portugal Telecom SA                                                  6,710                   355
EDP-Electricidade de Portugal SA                                    10,700                   248
Cimpor-Cimentos de Portugal SGPS SA                                  4,215                   148
Banco Espirito Santo e Comercial de Lisboa SA                        4,616                   138
BPI-SGPS SA                                                          4,100                   132
Banco Comercial Portugues SA `R'                                     4,370                   124
Companhia de Seguros Mundial Confianca SA (b)                        4,600                   122
Sonae Investimentor-Sociedade Gestora de
   Participacoes Sociais SA                                          2,200                   120
Jeronimo Martins, SGPS, SA                                           2,195                   105
Investec-Consultoria Internacional SA (b)                            2,100                    96
Brisa-Auto Estradas de Portugal SA                                   1,300                    55
                                                                                      ----------
                                                                                           1,643
Russia 2.3%
Lukoil Holding SP - ADR                                              5,000                   168
Unified Energy Systems - GDR (b)                                    12,250                   164
Mosenergo SP - ADR                                                  15,300                    77
Rostelecom SP - ADR                                                  5,400                    72
AO Tatneft - ADR                                                     7,500                    58
Surgutneftegaz SP - ADR                                             12,600                    51
Rao Gazprom - ADR                                                    3,800                    42
                                                                                      ----------
                                                                                             632

34  PIMCO Funds See accompanying notes

                                                                                           Value
                                                                   Shares                  (000s)
-------------------------------------------------------------------------------------------------
South Africa 6.1%
De Beers Centenary AG                                              11,620             $      201
Liberty Life Association of Africa                                  9,550                    183
South African Breweries Limited                                     8,990                    182
Rembrandt Group Limited                                            26,940                    165
Nedcor Limited - GDR                                                7,210                    151
Nasionale Pers Beperk Limited                                      18,600                    120
Barlow Limited                                                     19,170                     99
Smith C.G. Limited                                                 36,330                     98
ABSA Group Limited - GDR                                            7,717                     93
Driefontein Consolidated Limited                                   17,300                     88
Sasol Limited                                                      15,000                     86
ABSA Group Limited                                                 11,480                     70
Metro Cash & Carry Limited                                         70,500                     44
Woolworth - GDR (b)                                                 5,300                     42
Anglo American Platinum Corp. Limited                               3,300                     35
FirstRand Limited                                                  21,400                     32
                                                                                      ----------
                                                                                           1,689
Turkey 11.3%
Turkiye IS Bankasi `C'                                         14,577,500                    588
Yapi Ve Kredi Bankasi AS                                       12,333,100                    315
Turkiye Garanti Bankasi AS                                      6,669,000                    307
Akbank TAS                                                      7,828,680                    253
Eregli Demir Ve Celik Fabrikalari TAS                           1,469,000                    229
Migros Turk TAS                                                   225,400                    220
Ege Biracilik Ve Malt Sanayii AS                                1,814,000                    215
Arcelik AS                                                      4,049,500                    190
Brisa Bridgestone Sabanci Lastik San. Ve Tic AS                 3,727,000                    178
Haci Omer Sabanci Holding AS                                    2,759,000                    171
Adana Cimento Sanayii `A'                                       3,770,460                    140
Aygaz AS                                                          730,000                    110
Turk Sise Ve Cam Fabrikalari AS                                 3,022,280                    100
Northern Elektrik Telekomunikasyon AS (b)                         363,000                     97
                                                                                      ----------
                                                                                           3,113
Venezuela 3.9%
Compania Anonima Nacional
   Telefonos de Venezuela - ADR                                    19,200                    480
La Electricidad de Caracas                                        588,588                    266
Banco Provincial SA                                               104,485                    125
Corporacion Venezolana de Cementos, SACA                          103,900                    103
Mavesa SA - ADR                                                    15,350                     49
Siderurgica Venezolana Sivensa `A'                                474,483                     42
                                                                                      ----------
                                                                                           1,065
                                                                                      ----------
Total Common Stocks                                                                       26,944
(Cost $29,806)                                                                        ==========

Total Investments (a) 97.7%                                                           $   26,944
(Cost $29,806)

Other Assets and Liabilities (Net) 2.3%                                                      625
                                                                                      ----------

Net Assets 100.0%                                                                     $   27,569
                                                                                      ==========

Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 1998, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all investments
in which there was an excess of value over tax cost.
                                                                                      $    4,319
Aggregate gross unrealized depreciation for all investments
in which there was an excess of tax cost over value.                                      (7,265)
                                                                                      ----------

Unrealized depreciation-net                                                           $   (2,946)
                                                                                      ==========

(b) Non-income producing security.

                                    1998 Annual Report See accompanying notes 35

SCHEDULE OF INVESTMENTS

International Developed Fund
June 30, 1998

                                                                                           Value
                                                                   Shares                  (000s)
-------------------------------------------------------------------------------------------------
COMMON STOCKS 88.4%
-------------------------------------------------------------------------------------------------
Australia 1.0%
Westpac Banking Corp.                                              40,072             $      244
National Australia Bank Limited                                    18,100                    239
Lend Lease Corp. Limited                                            7,200                    146
Telestra Corp.                                                     54,600                    140
Amcor Limited `A'                                                  27,135                    119
Broken Hill Property Co.                                           13,392                    113
Comalco Limited                                                    27,009                     94
News Corp. Limited                                                  9,863                     80
Pasminco Limited                                                   89,073                     68
Tabcorp Holdings Limited                                           11,133                     57
Leighton Holdings Limited                                          15,125                     53
                                                                                      ----------
                                                                                           1,353
Finland 5.3%
Nokia OYJ `A'                                                      45,320                  3,328
Werner Soderstrom Osakey `B'                                       12,500                    819
Hartwall OYJ ABP                                                   21,300                    682
UPM-Kymmene Corp.                                                  19,783                    544
Neste OY                                                           14,553                    450
Okobank `A'                                                        22,300                    404
Metsa Serla `B'                                                    41,540                    401
Yit-Yhtyma OY                                                      18,580                    298
Rautaruukki OY                                                     30,600                    234
Viking Line AB                                                      4,000                    212
Rauma Group OY                                                        400                      8
                                                                                     -----------
                                                                                           7,380
France 15.3%
Elf Aquitaine SA                                                   12,203                  1,711
Lafarge SA                                                         15,736                  1,623
PSA Peugeot Citroen                                                 7,050                  1,512
VIVENDI                                                             6,700                  1,427
Alcatel Alsthom                                                     6,410                  1,302
LVMH                                                                6,450                  1,288
Societe Generale                                                    6,100                  1,265
L'OREAL                                                             2,250                  1,248
AXA-UAP                                                            11,097                  1,245
Total SA                                                            9,481                  1,230
Compagnie de Saint Gobain                                           6,370                  1,178
Pinault-Printemps-Redoute SA                                        1,390                  1,160
Groupe Danone                                                       4,000                  1,100
Banque National de Paris                                           12,320                  1,004
Groupe GTM                                                          8,800                    912
Valeo                                                               6,910                    705
France Telecom SA                                                   9,740                    670
Credit Commercial de France                                         5,250                    441
Alstom (b)                                                          9,200                    302
VIVENDI Warrants (b)                                                2,800                      5
                                                                                     -----------
                                                                                          21,328
Germany 13.3%
SAP AG-Vorzug                                                       3,435                  2,331
Mannesmann AG                                                      17,130                  1,735
Bayer AG                                                           32,041                  1,650
Allianz AG                                                          4,447                  1,463
Volkswagen AG                                                       1,418                  1,361
Viag AG                                                             1,700                  1,147
Bayerische Vereinsbank AG                                          12,900                  1,095
RWE AG                                                             16,069                    951
VEBA AG                                                            13,650                    929
Deutsche Bank                                                      10,897                    921
Daimler Benz AG                                                     8,800                    862
Muenchener Rueckversicherungs-Gesellschaft AG                       1,600                    792
Siemens AG                                                         12,446                    756
BASF AG                                                            14,714                    696
Metro AG                                                           11,400                    690
Commerzbank AG                                                     14,711                    562
Dresdner Bank AG                                                    7,763                    418
Allianz AG (b)                                                        130                     42
Daimler Benz AG Rights (b)                                          8,800                     10
                                                                                     -----------
                                                                                          18,411
Ireland 2.2%
Allied Irish Banks PLC                                             88,300            $     1,273
CRH PLC                                                            55,700                    789
Jefferson Smurfit Group PLC                                       142,000                    421
Kerry Group PLC                                                    20,700                    286
Irish Life PLC                                                     30,700                    282
                                                                                     -----------
                                                                                           3,051
Italy 8.2%
ENI SpA                                                           268,095                  1,754
Fiat SpA                                                          302,356                  1,321
Telecom Italia Mobile SpA                                         211,000                  1,288
Banca Commerciale Italiana                                        214,000                  1,277
Assicuazioni Generali                                              36,635                  1,189
Telecom Italia SpA                                                160,720                  1,181
Edison SpA                                                         88,000                    705
Istituto Mobiliare Italiano SpA                                    44,000                    692
Benetton Group SpA                                                270,400                    560
Alleanza Assicurazioni                                             39,000                    529
Instituto Nazionale delle Assicurazioni                           165,000                    468
Danieli & Co.                                                      45,000                    378
                                                                                     -----------
                                                                                          11,342
Japan 10.5%
Nippon Telegraph & Telephone                                          132                  1,091
NEC Corp.                                                         117,000                  1,087
Fuji Photo Film                                                    31,000                  1,076
Fanuc                                                              31,000                  1,069
Aoyama Trading Co. Limited                                         41,800                  1,027
Fujisawa Pharmaceutical                                           110,000                  1,026
Sumitomo Bank Limited                                             104,000                  1,009
Kirin Brewery Co. Limited                                          93,000                    875
Murata Manufacturing Co.                                           21,000                    679
Toyota Motor Corp.                                                 24,000                    619
Mitsui O.S.K. Lines Limited                                       352,000                    597
Tokio Marine & Fire Insurance Co.                                  56,000                    574
Matsushita Electric Industrial Co. Limited                         35,000                    561
Mitsubishi Heavy Industries Limited                               139,000                    523
Tokyo Electric Power                                               26,700                    522
Bridgestone Corp.                                                  22,000                    519
Sumitomo Trust & Banking                                          116,000                    517
Canon, Inc.                                                        21,000                    475
Hitachi Limited                                                    67,000                    436
Ito-Yokado Co. Limited                                              7,000                    328
                                                                                     -----------
                                                                                          14,610
Netherlands 5.7%
Royal Dutch Petroleum Co.                                          37,007                  2,048
ING Groep NV                                                       16,611                  1,086
Unilever NV                                                        13,220                  1,047
Verernigde Nederlandse Uitgeversbedrijven
   Verenigd Bezit                                                  22,664                    822
Philips Electronics NV                                              7,284                    611
Akzo Noble NV                                                       2,272                    504
Fortis Amev NV                                                      8,554                    500
ABN-AMRO Holdings                                                  19,179                    448
Koninklijke KPN NV                                                  8,461                    325
Elsevier NV                                                        18,850                    284
TNT Post Groep NV (b)                                               8,461                    216
                                                                                     -----------
                                                                                           7,891
Portugal 4.2%
Portugal Telecom SA                                                27,475                  1,453
EDP-Electricidade de Portugal SA                                   33,427                    775
Banco Comercial Portugues SA `R'                                   24,913                    706
Jeronimo Martins SGPS SA                                           14,508                    696
Cimpor-Cimentos de Portugal SGPS SA                                19,032                    667
Sonae Investimentor-Sociedade Gestora de
   Participacoes Sociais SA                                         8,478                    462
Banco Espirito Santo e Comercial de Lisboa SA                      11,600                    348
BPI-SGPS SA                                                         8,700                    280
Companhia de Seguros Mundial Confianca SA (b)                       8,400                    223
Brisa-Auto Estradas de Portugal SA                                  4,261                    182
                                                                                     -----------
                                                                                           5,792
Spain 5.4%
Telefonica de Espana                                               33,504                  1,548
Banco Bilbao Vizcaya SA                                            22,426                  1,150
Corp. Bancaria de Espana                                           33,368                    748
Endesa SA                                                          34,095                    745
Iberdrola SA                                                       45,082                    731

36  PIMCO Funds See accompanying notes

                                                                                           Value
                                                                   Shares                  (000s)
-------------------------------------------------------------------------------------------------
Gas Natural SDG SA `E'                                              6,980            $       504
Banco Santander SA                                                 18,792                    481
Autopistas Concesionaria Espanola SA                               28,949                    448
Repsol SA                                                           7,658                    422
Gas Y Electricidad SA `2'                                           4,732                    360
Banco Central Hispanoame                                           10,376                    326
Autopistas Cesa Rights (b)                                         28,949                     22
                                                                                     -----------
                                                                                           7,485
Switzerland 6.4%
Novartis AG                                                         1,071                  1,779
Nestle SA                                                             601                  1,284
Roche Holding AG                                                      122                  1,196
UBS AG (b)                                                          3,175                  1,178
Credit Suisse Group                                                 4,146                    921
Clariant AG (b)                                                     1,090                    717
Kuoni Reisen AG                                                       130                    644
Holderbank Financiere Glarus AG                                       385                    489
ABB AG                                                                294                    433
TAG Heuer International SA                                          3,040                    288
Ciba Specialty Chemicals AG                                             6                      1
                                                                                     -----------
                                                                                           8,930
United Kingdom 10.9%
Lloyds TSB Group PLC                                               99,720                  1,392
Zeneca Group                                                       24,876                  1,068
SmithKline Beecham PLC                                             82,252                  1,000
Scottish & Newcastle PLC                                           64,877                    912
Boots Co. PLC                                                      53,260                    885
Unilever PLC                                                       80,988                    869
Abbey National PLC                                                 42,822                    763
Prudential                                                         57,131                    753
Glaxo Wellcome PLC                                                 24,865                    748
Commercial Union PLC                                               38,034                    710
British Telecommunications PLC                                     57,500                    707
Tesco PLC                                                          69,415                    677
HSBC Holdings PLC                                                  26,022                    660
Scottish Power PLC                                                 65,658                    579
British Petroleum Co. PLC                                          35,603                    518
Cadbury Schweppes PLC                                              30,000                    464
National Power PLC                                                 45,800                    431
IMI PLC                                                            67,229                    416
TI Group PLC                                                       54,000                    415
Shell Transport & Trading Co.                                      56,737                    398
Wolseley PLC                                                       65,074                    385
LASMO PLC                                                          95,798                    384
                                                                                     -----------
                                                                                          15,134
                                                                                     -----------
Total Common Stocks                                                                      122,707
(Cost $95,251)                                                                       ===========

-------------------------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 11.8%
-------------------------------------------------------------------------------------------------

                                                                Principal
                                                                   Amount
                                                                   (000s)
Time Deposit 11.8%
State Street Bank
  5.250% due 07/01/98                                          $   16,375                 16,375
                                                                                     -----------
Total Short-Term Instruments                                                              16,375
(Cost $16,375)                                                                       ===========

Total Investments (a) 100.2%                                                         $   139,082
(Cost $111,626)

Other Assets and Liabilities (Net) (0.2%) (c)                                               (331)
                                                                                     -----------

Net Assets 100.0%                                                                    $   138,751
                                                                                     ===========

Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 1998, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all investments
in which there was an excess of value over tax cost.                                 $    31,758

Aggregate gross unrealized depreciation for all investments
in which there was an excess of tax cost over value.                                      (4,341)
                                                                                     -----------

Unrealized appreciation-net                                                          $    27,417
                                                                                     ===========

(b) Non-income producing security.

(c) Foreign cash in the amount of $476,663 has been segregated with the custodian to cover margin requirements for the following open futures contract at June 30, 1998:

                                                                                      Unrealized
Type                                                            Contracts           Appreciation
-------------------------------------------------------------------------------------------------
Osaka 300 Index                                                       231            $       117

(d) Foreign forward currency contracts outstanding at June 30, 1998:

                                              Principal
                                                 Amount                               Unrealized
                                                Covered        Expiration          Appreciation/
Type                                        By Contract             Month         (Depreciation)
-------------------------------------------------------------------------------------------------
Buy                            BP                 5,038             07/98            $         1
Sell                           DM                39,800             07/98                    (20)
Sell                           PE                24,321             07/98                      0
                                                                                     -----------
                                                                                     $       (19)
                                                                                     ===========

(e) Principal amount denoted in indicated currency:

            BP - British Pound
            DM - German Mark
            PE - Portuguese Escudo

                                    1998 Annual Report See accompanying notes 37

SCHEDULE OF INVESTMENTS

Capital Appreciation Fund
June 30, 1998

                                                                                           Value
                                                                   Shares                  (000s)
-------------------------------------------------------------------------------------------------
COMMON STOCKS 95.6%
-------------------------------------------------------------------------------------------------
Building 0.7%
Centex Corp.                                                      207,300            $     7,825

Capital Goods 7.1%
Tyco International Limited                                        238,000                 14,994
Textron, Inc.                                                     209,000                 14,983
Illinois Tool Works, Inc.                                         205,800                 13,724
Johnson Controls, Inc.                                            235,400                 13,462
United Technologies Corp.                                         125,600                 11,618
Dana Corp.                                                        203,300                 10,877
                                                                                     -----------
                                                                                          79,658
Communications 1.0%
SBC Communications, Inc.                                          289,500                 11,580

Consumer Discretionary 13.8%
Costco Cos., Inc. (b)                                             340,500                 21,473
TJX Cos., Inc.                                                    822,200                 19,836
Jones Apparel Group, Inc. (b)                                     526,200                 19,239
Dayton Hudson Corp.                                               342,800                 16,626
Harley-Davidson, Inc.                                             425,300                 16,480
Ford Motor Co.                                                    231,500                 13,659
Black & Decker Corp.                                              203,800                 12,432
Federated Department Stores, Inc. (b)                             227,100                 12,221
Chrysler Corp.                                                    214,400                 12,087
CVS Corp.                                                         290,500                 11,311
                                                                                     -----------
                                                                                         155,364
Consumer Services 8.6%
Carnival Corp. `A'                                                522,600                 20,708
Omnicom Group                                                     407,300                 20,314
New York Times Co.                                                199,900                 15,842
Gannett, Inc.                                                     210,000                 14,923
Tribune Co.                                                       184,600                 12,703
Marriott International, Inc. `A'                                  366,700                 11,872
                                                                                     -----------
                                                                                          96,362
Consumer Staples 6.4%
Safeway, Inc. (b)                                                 517,800                 21,068
Hershey Foods Corp.                                               198,300                 13,683
Quaker Oats Co.                                                   237,800                 13,064
Kroger Co. (b)                                                    288,000                 12,348
Albertson's, Inc.                                                 224,100                 11,611
                                                                                     -----------
                                                                                          71,774
Energy 2.7%
Dresser Industries, Inc.                                          317,200                 13,976
Transocean Offshore, Inc.                                         297,700                 13,248
Rowan Cos., Inc. (b)                                              139,800                  2,717
                                                                                     -----------
                                                                                          29,941
Financial & Business Services 28.4%
Capital One Financial Corp.                                       191,800                 23,819
Cognizant Corp.                                                   346,700                 21,842
American Express Co.                                              133,900                 15,265
Southtrust Corp.                                                  347,750                 15,127
Morgan Stanley, Dean Witter, Discover and Co.                     162,700                 14,867
Alliance Capital Management LP                                    564,200                 14,281
Household International, Inc.                                     284,600                 14,159
MBNA Corp.                                                        425,300                 14,035
Associates First Capital Corp. `A'                                177,937                 13,679
Hartford Financial Services Group, Inc.                           117,200                 13,405
Lincoln National Corp.                                            141,300                 12,911
National City Corp.                                               176,000                 12,496
Simon DeBartolo Group, Inc.                                       377,000                 12,253
First Union Corp.                                                 207,200                 12,069
Provident Cos., Inc. `B'                                          336,800                 11,620
Washington Mutual, Inc.                                           266,700                 11,585
BankAmerica Corp.                                                 133,800                 11,565
Travelers Group, Inc.                                             188,600                 11,434
Fleet Financial Group, Inc.                                       136,800                 11,423
PNC Bank Corp.                                                    212,215                 11,420
Banc One Corp.                                                    195,800                 10,928
Allstate Corp.                                                    118,900                 10,887
BankBoston Corp.                                                  176,000                  9,790
Nationwide Financial Services, Inc.                               161,300                  8,226
                                                                                     -----------
                                                                                         319,086
Health Care 9.7%
Schering-Plough Corp.                                             179,100                 16,410
HBO & Co.                                                         449,700                 15,852
Wellpoint Health Networks, Inc. (b)                               200,400                 14,830
Biogen, Inc.                                                      298,600                 14,631
Biomet, Inc.                                                      436,600                 14,435
Health Management Associates, Inc. `A' (b)                        384,500                 12,857
United Healthcare Corp.                                           181,200                 11,506
HEALTHSOUTH Corp. (b)                                             331,600                  8,849
                                                                                     -----------
                                                                                         109,370
Materials & Processing 0.9%
Leggett & Platt, Inc.                                             424,530                 10,613

Technology 10.1%
Cisco Systems, Inc. (b)                                           194,300                 17,888
BMC Software, Inc. (b)                                            316,500                 16,438
Storage Technology Corp. (b)                                      360,400                 15,632
Xerox Corp.                                                       145,000                 14,736
Computer Associates International, Inc.                           246,600                 13,702
Cadence Design Systems, Inc. (b)                                  395,500                 12,359
Dell Computer Corp. (b)                                           128,400                 11,917
International Business Machines Corp.                              91,700                 10,528
                                                                                     -----------
                                                                                         113,200
Transportation 4.2%
U.S. Airways Group, Inc. (b)                                      163,200                 12,934
Continental Airlines, Inc. `B' (b)                                208,000                 12,662
Delta Air Lines, Inc.                                              89,100                 11,516
FDX Corp. (b)                                                     169,100                 10,611
                                                                                     -----------
                                                                                          47,723
Utilities 2.0%
Consolidated Edison, Inc.                                         242,000                 11,147
Ameritech Corp.                                                   247,800                 11,120
                                                                                     -----------
                                                                                          22,267
                                                                                     -----------
Total Common Stocks                                                                    1,074,763
(Cost $825,076)                                                                      ===========

-------------------------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 6.8%
-------------------------------------------------------------------------------------------------
                                                                Principal
                                                                   Amount
                                                                   (000s)
-------------------------------------------------------------------------------------------------
Repurchase Agreement 6.8%

STATE STREET BANK
 4.250% due 07/01/98                                           $   76,037                 76,037
 (Dated 06/30/98.  Collateralized by
 U.S. Treasury Note 6.000% 08/15/99
 Valued At $77,560,771.  Repurchase
 Proceeds Are $76,045,977.)


                                                                                     -----------
Total Short-Term Instruments                                                              76,037
(Cost $76,037)                                                                       ===========

Total Investments (a) 102.4%                                                         $ 1,150,800
(Cost $901,113)

Other Assets and Liabilities (Net) (2.4%)                                                (27,257)
                                                                                     -----------
Net Assets 100.0%                                                                    $ 1,123,543
                                                                                     ===========

Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 1998, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                                            $   255,750

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                                               (7,403)
                                                                                     -----------
Unrealized appreciation-net                                                          $   248,347
                                                                                     ===========

(b) Non-income producing security.



38  PIMCO Funds See accompanying notes

Schedule Of Investments

Mid-Cap Growth Fund
June 30, 1998

                                                                          Value
                                                     Shares              (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 96.1%
--------------------------------------------------------------------------------

Aerospace 1.1%
BFGoodrich Co.                                       171,000         $    8,486

Building 1.1%
Lennar Corp.                                         297,100              8,764

Capital Goods 5.9%
Waters Corp. (b)                                     176,300             10,391
General Dynamics Corp.                               183,600              8,537
Aeroquip-Vickers, Inc.                               140,600              8,208
Cordant Technologies, Inc.                           171,200              7,897
Kaydon Corp.                                         215,800              7,620
Lear Corp. (b)                                        84,600              4,341
                                                                     ----------
                                                                         46,994
Communications 1.0%
Century Telephone Enterprise                         178,900              8,207

Consumer Discretionary 12.4%
Borders Group, Inc. (b)                              326,300             12,073
Proffitt's, Inc. (b)                                 240,900              9,726
Warnaco Group, Inc. "A"                              227,100              9,638
Dial Corp.                                           363,500              9,428
HON Industries                                       269,100              9,149
Abercrombie & Fitch Co. "A" (b)                      202,400              8,906
Liz Claiborne, Inc.                                  161,800              8,454
Maytag Corp.                                         163,800              8,088
General Nutrition Cos., Inc. (b)                     252,800              7,868
Herman Miller, Inc.                                  307,000              7,464
Bed, Bath & Beyond, Inc. (b)                         142,400              7,378
Mattel, Inc.                                               1                  0
                                                                     ----------
                                                                         98,172
Consumer Services 5.5%
Royal Caribbean Cruises Limited                      138,400             11,003
Promus Hotel Corp. (b)                               239,837              9,234
CKE Restaurants, Inc.                                216,900              8,947
GTECH Holdings Corp. (b)                             253,400              8,536
Darden Restaurants, Inc.                             374,700              5,948
                                                                     ----------
                                                                         43,668
Consumer Staples 7.2%
McCormick & Co.                                      248,000              8,858
Rexall Sundown, Inc. (b)                             240,500              8,478
Richfood Holdings, Inc.                              409,250              8,466
Kroger Co. (b)                                       195,500              8,382
Suiza Foods Corp. (b)                                136,700              8,159
Interstate Bakeries Corp.                            231,400              7,680
Flowers Industries, Inc.                             354,700              7,249
                                                                     ----------
                                                                         57,272
Energy 3.9%
EVI Weatherford, Inc. (b)                            217,000              8,056
Diamond Offshore Drilling, Inc.                      199,000              7,960
National-Oilwell, Inc. (b)                           289,600              7,765
R&B Falcon Corp. (b)                                 319,300              7,224
                                                                     ----------
                                                                         31,005
Financial & Business Services 25.8%
Providian Financial Corp.                            141,500             11,117
Ambac, Inc.                                          167,500              9,799
AmSouth Bancorp                                      240,700              9,463
Valassis Communications, Inc. (b)                    243,900              9,405
Protective Life Corp.                                250,600              9,194
PaineWebber Group, Inc.                              212,300              9,102
Mutual Risk Management Limited                       247,030              9,001
SunAmerica, Inc.                                     151,350              8,693
Popular, Inc.                                        130,000              8,645
Finova Group, Inc.                                   152,500              8,635
Crestar Financial Corp.                              158,100              8,626
EXEL Limited                                         110,700              8,614
Cullen/Frost Bankers, Inc.                           155,600              8,441
Bank United Corp.                                    175,000              8,378
Mercury Gen Corp.                                    128,200              8,245
Allmerica Financial Corp.                            126,800              8,242
Equity Residential Properties Trust                  172,500              8,183
Equifax, Inc.                                        221,100              8,029
Mercantile BanCorp.                                  152,313              7,673
Crescent Real Estate Equities Co.                    219,800              7,391
Summit Bancorp                                       152,490              7,274
Travelers Property Casualty "A"                      166,600              7,143
PMI Group, Inc.                                       83,600              6,134
BB&T Corp.                                            71,300              4,822
Life Re Corp.                                         53,800              4,412
                                                                     ----------
                                                                        204,661
Health Care 9.4%
Total Renal Care Holdings                            265,100              9,146
Health Management Associates, Inc. "A" (b)           268,925              8,992
Guidant Corp.                                        120,800              8,615
Watson Pharmaceuticals, Inc. (b)                     180,000              8,404
Allegiance Corp.                                     158,700              8,133
Bausch & Lomb, Inc.                                  162,100              8,125
Trigon Healthcare, Inc. (b)                          221,200              8,005
Mylan Laboratories, Inc.                             260,100              7,819
DePuy, Inc.                                          263,100              7,433
                                                                     ----------
                                                                         74,672
Materials & Processing 3.0%
Southdown, Inc.                                      131,600              9,393
Cytec Industries, Inc. (b)                           166,200              7,354
Crompton & Knowles Corp.                             274,300              6,909
                                                                     ----------
                                                                         23,656
Technology 15.4%
Unisys Corp. (b)                                     461,100             13,026
Compuware Corp. (b)                                  243,900             12,469
Network Associates, Inc. (b)                         248,350             11,890
Citrix Systems, Inc. (b)                             152,800             10,448
Sanmina Corp. (b)                                    217,100              9,417
BEA Systems, Inc. (b)                                408,500              9,370
Comverse Technology, Inc. (b)                        179,400              9,306
Platinum Technology, Inc. (b)                        315,000              8,997
Synopsys, Inc. (b)                                   190,900              8,734
Comdisco, Inc.                                       459,250              8,726
Tech Data Corp. (b)                                  189,600              8,129
American Power Conversion Corp. (b)                  247,800              7,434
SCI Systems, Inc. (b)                                120,000              4,515
                                                                     ----------
                                                                        122,461
Transportation 2.2%
ASA Holdings, Inc.                                   180,600              8,962
Comair Holdings, Inc.                                285,700              8,824
                                                                     ----------
                                                                         17,786
Utilities 2.2%
El Paso Natural Gas Co.                              239,700              9,169
IPALCO Enterprises, Inc.                             184,400              8,194
                                                                     ----------
                                                                         17,363
                                                                     ----------
Total Common Stocks                                                     763,167
(Cost $623,443)                                                      ==========

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 5.7%
--------------------------------------------------------------------------------

                                                   Principal
                                                      Amount
                                                      (000s)
Repurchase Agreement 5.7%
State Street Bank
 4.250% due 07/01/98                              $   45,212             45,212
 (Dated 06/30/98.  Collateralized by
 U.S. Treasury Note 5.625% 11/30/98
 valued at $46,116,557. Repurchase
 proceeds are $45,217,338.)

                                                                     ----------
Total Short-Term Instruments                                             45,212
(Cost $45,212)                                                       ==========

Total Investments (a) 101.8%                                         $  808,379
(Cost $668,655)

Other Assets and Liabilities (Net) (1.8%)                               (14,501)
                                                                     ----------
Net Assets 100.0%                                                    $  793,878
                                                                     ==========



                                    1998 Annual Report See accompanying notes 39

Mid-Cap Growth Fund
June 30, 1998

--------------------------------------------------------------------------------
Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 1998, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                            $  145,339

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                              (5,876)
                                                                     ----------
Unrealized appreciation-net                                          $  139,463
                                                                     ==========
(b) Non-income producing security.



40  PIMCO Funds See accompanying notes

Schedule of Investments

Micro-Cap Growth Fund
June 30, 1998

                                                                         Value
                                                      Shares             (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 94.7%
--------------------------------------------------------------------------------

Building 1.9%
Crossmann Communities, Inc. (b)                       168,550        $    5,120

Capital Goods 9.5%
Gardner Denver, Inc. (b)                              183,750             5,076
Engineered Support Systems, Inc.                      266,950             4,938
Quixote Corp.                                         300,000             3,675
Astec Industries, Inc.                                 96,600             3,333
HEICO Corp.                                           117,900             3,124
Strattec Strategy Corp.                                89,000             2,681
HEICO Corp. "A"                                        64,400             1,650
MYR Group, Inc.                                        38,200               532
                                                                     ----------
                                                                         25,009
Communications 1.0%
Davel Communications Group                            108,300             2,640

Consumer Discretionary 30.3%
Winsloew Furniture, Inc. (b)                          194,400             5,249
Movado Group, Inc.                                    173,312             5,243
Pillowtex Corp.                                       126,500             5,076
The First Years                                       264,000             5,016
S&K Famous Brands, Inc. (b)                           272,300             4,833
Piercing Pagoda, Inc. (b)                             132,700             4,810
Monaco Coach Corp. (b)                                163,850             4,793
Dover Downs Entertainment, Inc.                       145,700             4,517
Stanley Furniture Co, Inc.                            161,600             4,101
Shoe Carnival, Inc. (b)                               277,600             3,852
Virco Manufacturing Corp.                             148,900             3,564
Crown Crafts, Inc.                                    192,500             2,960
Brookstone, Inc. (b)                                  193,400             2,901
Steinway Musical Instruments, Inc. (b)                 89,500             2,886
National Vision Associates                            398,600             2,641
Racing Champions Corp. (b)                            223,800             2,616
Hot Topic, Inc. (b)                                   108,800             2,584
Chico's Fas, Inc. (b)                                 162,500             2,519
Equity Marketing, Inc. (b)                            115,200             2,434
K-Swiss, Inc. "A"                                     123,600             2,426
Rocky Shoes & Boots, Inc. (b)                         160,800             2,291
Quaker Fabric Corp. (b)                               121,400             1,753
Craftmade International, Inc.                           9,600               168
                                                                     ----------
                                                                         79,233
Consumer Services 6.4%
Morton's Restaurant Group, Inc. (b)                   177,800             4,278
American Coin Merchandising, Inc. (b)                 211,600             4,179
HA-LO Industries, Inc. (b)                            132,250             4,116
Taco Cabana, Inc. "A" (b)                             256,300             1,618
INTRAV, Inc.                                           66,000             1,386
Seaway Food Town, Inc.                                 69,000             1,337
                                                                     ----------
                                                                         16,914
Consumer Staples 4.4%
GoodMark Foods, Inc.                                  124,200             3,679
Rexall Sundown, Inc. (b)                               84,200             2,968
Riviana Foods, Inc.                                    95,600             2,205
Tasty Baking Co.                                      117,250             1,825
Pilgrim's Pride Corp.                                  43,500               870
                                                                     ----------
                                                                         11,547
Energy 2.3%
Key Production Co., Inc. (b)                          283,000             3,361
Evergreen Resources, Inc. (b)                         146,500             2,747
                                                                          6,108
Environmental Services 0.6%
GTS Duratek, Inc. (b)                                 156,900             1,628

Financial & Business Services 20.6%
CIBER, Inc. (b)                                       139,500             5,301
Alabama National Bancorp                              135,500             5,098
Warren Bancorp, Inc.                                  376,100             4,983
Dime Financial Corp.                                  138,100             4,920
Community First Bankshares, Inc.                      180,000             4,714
Chittenden Corp.                                      127,143             4,450
Provident Bankshares Corp.                            145,125             4,281
JeffBanks, Inc.                                        80,300             3,945
Progressive Bank, Inc.                                 96,800             3,781
Abington Bancorp, Inc.                                180,400             3,382
Peoples Heritage Financial Group                      136,600             3,227
Southwest Securities Group, Inc.                      131,200             2,952
Ag Services of America, Inc. (b)                      142,500             2,627
Educational Medical, Inc.                              10,000                91
                                                                     ----------
                                                                         53,752
Health Care 2.6%
Sheridan Healthcare, Inc. (b)                         288,500             3,426
Osteotech, Inc. (b)                                   190,650             3,384
                                                                     ----------
                                                                          6,810
Materials & Processing 0.4%
FiberMark, Inc. (b)                                    70,000             1,120

Technology 8.2%
Dendrite International, Inc. (b)                      166,700             6,272
Cotelligent Group, Inc. (b)                           234,200             5,474
Applied Voice Technology, Inc. (b)                    216,400             4,977
SBS Technologies, Inc. (b)                            121,300             3,654
Ardent Software, Inc. (b)                              57,500               791
Gensym Corp. (b)                                      108,000               479
                                                                     ----------
                                                                         21,647
Transportation 6.5%
Atlantic Coast Airlines Holdings (b)                  243,900             7,317
Mesaba Holdings, Inc. (b)                             249,300             5,734
USA Truck, Inc. (b)                                   149,000             2,403
Arkansas Best Corp. (b)                               185,200             1,736
                                                                     ----------
                                                                         17,190
                                                                     ----------
Total Common Stocks                                                     248,718
(Cost $174,796)                                                      ==========

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 11.2%
--------------------------------------------------------------------------------
                                                    Principal
                                                       Amount
                                                       (000s)
Repurchase Agreement 11.2%
State Street Bank
    4.250% due 07/01/98                           $   29,520             29,520
    (Dated 06/30/98.  Collateralized by
    U.S. Treasury Note 5.000% 01/31/99
    valued at $30,115,193.  Repurchase
    proceeds are $29,523,485.)

                                                                     ----------
Total Short-Term Instruments                                             29,520
(Cost $29,520)                                                       ==========

Total Investments (a) 105.9%                                         $  278,238
(Cost $204,316)

Other Assets and Liabilities (Net) (5.9%)                               (15,617)
                                                                     ----------
Net Assets 100.0%                                                    $  262,621
                                                                     ==========

Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 1998, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                            $   77,033

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost over
value.                                                                   (3,111)
                                                                     ----------
Unrealized appreciation-net                                          $   73,922
                                                                     ==========

(b) Non-income producing security.



                                    1998 Annual Report See accompanying notes 41

Schedule of Investments

Small-Cap Growth Fund
June 30, 1998

                                                                         Value
                                                      Shares             (000S)
--------------------------------------------------------------------------------
COMMON STOCKS 91.5%
--------------------------------------------------------------------------------

Building 3.3%
Lone Star Industries, Inc.                              7,900       $       609
D.R. Horton, Inc.                                      20,500               428
Toll Brothers                                          11,500               330
NVR, Inc. (b)                                           5,600               230
                                                                    -----------
                                                                          1,597
Capital Goods 9.7%
Manitowoc Co., Inc.                                    14,900               601
Lincoln Electric Co. (b)                               22,800               504
Applied Power, Inc. "A"                                13,600               467
Gleason Corp.                                          16,300               458
BE Aerospace, Inc. (b)                                 15,000               437
Gardner Denver, Inc. (b)                               13,800               381
Kellstrom Industries, Inc. (b)                         10,300               298
Barnes Group, Inc.                                      9,800               265
Simpson Industries                                     17,200               235
GenCorp, Inc.                                           9,300               235
Dura Automotive Systems, Inc. (b)                       6,800               218
Aviall, Inc. (b)                                       15,400               211
Arvin Industries, Inc.                                  5,800               210
BREED Technologies, Inc.                               12,400               190
                                                                    -----------
                                                                          4,710
Communications 0.6%
Pacific Gateway Exchange, Inc.                          7,100               284

Consumer Discretionary 19.0%
Fred Meyer, Inc. (b)                                   16,500               701
Ethan Allen Interiors, Inc.                            12,000               599
Williams-Sonoma, Inc. (b)                              18,600               592
Windmere Durable Holdings                              15,900               569
Ross Stores, Inc.                                      12,300               529
American Eagle Outfitters, Inc. (b)                    13,050               503
Central Garden & Pet Co. (b)                           15,800               492
National R.V. Holdings, Inc.                           10,600               478
Ames Department Stores, Inc. (b)                       18,000               474
Pier 1 Imports, Inc.                                   19,600               468
Movado Group, Inc.                                     15,400               466
Renters Choice, Inc. (b)                               16,000               454
Pillowtex Corp.                                        10,198               409
Helen of Troy Limited (b)                              17,900               394
Russ Berrie & Co., Inc.                                15,500               388
Action Performance Cos., Inc. (b)                       9,800               315
Goody's Family Clothing, Inc. (b)                       5,400               296
Chattem, Inc. (b)                                       9,000               241
Winsloew Furniture, Inc. (b)                            8,600               232
Party City Corp.                                        7,800               229
Gadzooks, Inc. (b)                                      8,300               229
Sunglass Hut International, Inc. (b)                   18,100               200
                                                                    -----------
                                                                          9,258
Consumer Services 3.2%
HA-LO Industries, Inc. (b)                             17,325               539
Foodmaker, Inc. (b)                                    25,700               434
Ruby Tuesday, Inc.                                     23,000               357
Showbiz Pizza Time, Inc. (b)                            5,700               230
                                                                    -----------
                                                                          1,560
Consumer Staples 4.1%
Earthgrains Co.                                         9,400               525
Suiza Foods Corp. (b)                                   7,995               477
Michael Foods, Inc.                                    15,900               467
Twinlab Corp. (b)                                       5,900               258
Rexall Sundown, Inc. (b)                                7,000               247
                                                                    -----------
                                                                          1,974
Energy 3.6%
Veritas DGC, Inc. (b)                                  10,600               529
Pride Petroleum Services, Inc. (b)                     26,600               451
Varco International, Inc. (b)                          22,100               438
R&B Falcon Corp. (b)                                   12,600               285
Newpark Resources, Inc. (b)                             5,000                56
                                                                    -----------
                                                                          1,759
Financial & Business Services 19.8%
Metris Companies                                        8,700               555
Reinsurance Group of America                            9,250               547
Capital Re Corp.                                        7,600               544
Protective Life Corp.                                  14,200               521
First Midwest Bancorp, Inc.                            11,625               511
Peoples Heritage Financial Group                       21,400               506
Raymond James Financial, Inc.                          15,800               473
City National Corp.                                    12,700               469
Associated Banc-Corp                                   12,455               469
Westamerica BanCorp                                    14,500               466
UST Corp.                                              16,600               440
Enhance Financial Services Group, Inc.                 12,000               405
Colonial BancGroup, Inc.                               12,300               397
Merrill Corp.                                          17,400               384
CMAC Investment Corp.                                   5,900               363
Patriot American Hospitality, Inc.                     14,098               337
Hospitality Properties Trust                           10,400               334
CIBER, Inc. (b)                                         8,000               304
Felcor Suite Hotels, Inc.                               9,400               295
Prentiss Properties Trust                              12,000               292
Highwoods Properties, Inc.                              8,900               288
Innkeepers USA Trust                                   21,100               266
Hooper Holmes, Inc.                                    11,500               241
Central Parking Corp.                                   5,000               227
                                                                    -----------
                                                                          9,634
Health Care 5.1%
Medical Manager Corp.                                  13,000               359
ESC Medical Systems Limited (b)                         7,900               267
CareMatrix Corp.                                        9,800               264
Wesley Jessen VisionCare, Inc. (b)                     10,800               250
Universal Health Services, Inc. (b)                     4,200               245
Sierra Health Services, Inc. (b)                        9,500               239
Veterinary Centers of America, Inc. (b)                12,300               231
Curative Health Services, Inc. (b)                      8,100               231
Alternative Living Services, Inc.                       7,700               208
Physician Reliance Network                             16,000               183
                                                                    -----------
                                                                          2,477
Materials & Processing 5.1%
Mueller Industries, Inc. (b)                           18,400               683
Martin Marietta Materials, Inc.                        12,900               581
Cambrex Corp.                                          15,800               415
Hexcel Corp. (b)                                       16,200               366
RMI Titanium Co. (b)                                    9,700               221
Texas Industries, Inc.                                  3,900               207
                                                                    -----------
                                                                          2,473
Technology 10.2%
Lernout & Hauspie Speech Products NV (b)               10,600               633
International Telecommunication Data Systems, Inc. (b) 19,000               551
Veritas Software Corp. (b)                             12,450               515
Sanmina Corp. (b)                                      11,800               512
World Access, Inc. (b)                                 16,500               495
NeoMagic Corp. (b)                                     31,300               485
CHS Electronics, Inc. (b)                              21,100               377
Visio Corp. (b)                                         7,500               358
Gilat Satellite Networks Limited (b)                    7,900               264
Datastream Systems, Inc. (b)                           12,700               242
Memco Software Limited (b)                             12,300               234
Scitex Corp. Limited (b)                               16,000               209
Technitrol, Inc.                                        1,900                76
                                                                    -----------
                                                                          4,951
Transportation 6.7%
Coach USA, Inc. (b)                                    15,600               712
USFreightways Corp.                                    14,600               480
America West Holdings Corp "B" (b)                     16,100               460
U.S. Xpress Enterprises, Inc. (b)                      26,500               444
Wabash National Corp.                                  14,600               376
Atlantic Coast Airlines Holdings (b)                   10,800               324
Midwest Express Holdings, Inc.                          6,900               250
Alaska Air Group, Inc. (b)                              3,900               213
                                                                    -----------
                                                                          3,259
Utilities 1.1%
Oneok, Inc.                                            13,100               522
                                                                    -----------
Total Common Stocks                                                      44,458
(Cost $34,431)                                                      ===========




42  PIMCO Funds See accompanying notes

                                                    Principal
                                                     Amount              Value
                                                     (000s)              (000s)
--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 8.2%
--------------------------------------------------------------------------------

Repurchase Agreement 8.2%
State Street Bank
 4.250% due 07/01/98                               $    4,001       $     4,001
 (Dated 06/30/98.  Collateralized by
 U.S. Treasury Note 6.000% 08/15/99
 valued at $4,081,335.  Repurchase
 proceeds are $4,001,472.)
                                                                    -----------
Total Short-Term Instruments                                              4,001
(Cost $4,001)                                                       ===========

Total Investments (a) 99.7%                                         $    48,459
(Cost $38,432)

Other Assets and Liabilities (Net) 0.3%                                     163
                                                                    -----------
Net Assets 100.0%                                                   $    48,622
                                                                    ===========

Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 1998, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                           $    11,143

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                              (1,308)
                                                                    -----------
Unrealized appreciation-net                                         $     9,835
                                                                    ===========
(b) Non-income producing security.



                                    1998 Annual Report See accompanying notes 43

SCHEDULE OF INVESTMENTS

International Growth Fund
June 30, 1998

                                                                         VALUE
                                                        SHARES           (000S)
--------------------------------------------------------------------------------
COMMON STOCKS 98.3%
--------------------------------------------------------------------------------

Australia 1.0%
OzEmail Limited - ADR                                    3,100       $       70

Canada 1.9%
Loblaw Companies Limited                                 2,800               67
Sears Canada, Inc.                                       3,500               65
                                                                     ----------
                                                                            132
Finland 3.7%
Nokia Corp. - ADR                                        1,900              138
Tietotehdas OY `B' (b)                                   1,500              114
                                                                     ----------
                                                                            252
France 7.0%
Cap Gemini SA                                            1,000              157
Pinault-Printemps-Redoute SA                               150              125
Scor                                                     1,900              120
Coflexip SA - ADR                                        1,200               73
                                                                     ----------
                                                                            475
Germany 13.0%
Bayerische Hypotheken-und Wechsel-Bank AG                3,500              221
Porsche AG                                                  65              188
Mannesmann AG                                            1,800              182
SAP AG                                                     300              182
Hugo Boss AG                                                50              110
                                                                     ----------
                                                                            883
Hong Kong 1.3%
VTech Holdings Limited                                  23,800               89

Ireland 6.9%
Esat Telecom Group PLC - ADR (b)                         6,400              243
CBT Group PLC SP - ADR (b)                               2,400              128
CRH PLC                                                  7,200              102
                                                                     ----------
                                                                            473
Italy 7.5%
Credito Italiano                                        36,300              190
Instituto Nazionale delle Assicurazioni                 63,400              180
Telecom Italia Mobile SpA                               23,000              140
                                                                     ----------
                                                                            510
Japan 2.2%
Kao Corp.                                                5,200               80
Sony Corp.                                                 800               69
                                                                     ----------
                                                                            149
Mexico 0.9%
Organizacion Soriana SA de CV `B'                       22,000               63

Netherlands 16.6%
Benckiser NV `B' (b)                                     3,100              190
Akzo Noble NV                                              850              188
Ordina NV (b)                                            5,800              188
ING Groep NV                                             2,522              165
Getronics NV                                             2,908              151
De Boer Unigro NV                                        1,900              100
Simac Techniek NV                                          400               84
Philips Electronics NV                                     700               60
Ordina NV Coupons (b)                                    5,800                7
                                                                     ----------
                                                                          1,133
Norway 1.9%
Merkantildata ASA                                       10,000              127

Portugal 3.5%
BPI-SGPS SA                                              3,900              126
Companhia de Seguros Mundial Confianca SA (b)            4,300              114
                                                                     ----------
                                                                            240
Singapore 0.9%
Natsteel Electronics Limited                            37,200               62

Spain 4.2%
Corp. Financiera Reunida SA (b)                         14,700              222
Banco de Valencia SA                                     2,300               66
                                                                     ----------
                                                                            288
Sweden 1.4%
Castellum AB                                             8,200               96

Switzerland 4.9%
Schweizerische Lebensversicherungs-und
   Rentenanstalt (b)                                       225              190
Julius Baer Holding AG `B'                                  45              141
                                                                     ----------
                                                                            331
United Kingdom 19.5%
Bank of Ireland                                         10,700              220
Colt Telecom Group PLC - ADR (b)                         1,275              208
British Aerospace PLC                                   24,200              186
Vodafone Group PLC - ADR                                 1,300              164
ECsoft Group PLC SP - ADR (b)                            4,400              142
GKN PLC                                                  9,000              114
Royal Bank of Scotland Group PLC                         6,500              113
Railtrack Group PLC (b)                                  3,900               95
Berkeley Group PLC                                       8,400               88
Ladbroke Group PLC (b)                                     200                1
                                                                     ----------
                                                                          1,331
                                                                     ----------
Total Common Stocks                                                       6,704
(Cost $5,227)                                                        ==========

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 2.8%
--------------------------------------------------------------------------------
                                                     PRINCIPAL
                                                        AMOUNT
                                                        (000S)
Repurchase Agreement 2.8%
State Street Bank
 4.250% Due 07/01/98                                 $     190              190
 (Dated 06/30/98. Collateralized by
 U.S. Treasury Note 7.250% 05/15/16
 valued at $193,849. Repurchase
 proceeds are $190,022.)

                                                                     ----------
Total Short-Term Instruments                                                190
(Cost $190)                                                          ==========

Total Investments (a) 101.1%                                         $    6,894
(Cost $5,417)

Other Assets and Liabilities (Net) (1.1%)                                   (72)
                                                                     ----------
Net Assets 100.0%                                                    $    6,822
                                                                     ==========

Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 1998, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all investments
in which there was an excess of value over tax cost.                 $    1,547

Aggregate gross unrealized depreciation for all investments
in which there was an excess of tax cost over value.                        (71)
                                                                     ----------
Unrealized appreciation-net                                          $    1,476
                                                                     ==========
(b) Non-income producing security.

(c) Foreign forward currency contracts outstanding at June 30, 1998:

                                  Principal
                                     Amount
                                    Covered      Expiration          Unrealized
Type                            by Contract           Month        Appreciation
--------------------------------------------------------------------------------
Buy                       BP             20           07/98          $        0
Sell                      BP             20           07/98                   0
Sell                      FM             84           07/98                   0
Sell                      DG             42           07/98                   0
Sell                      SK              9           07/98                   0
                                                                     ----------
                                                                     $        0
                                                                     ==========
(d) Principal amount denoted in indicated currency:

   BP - British Pound       FM - Finnish Markka
   DG - Dutch Guilder       PE - Portuguese Escudo

44  PIMCO Funds See accompanying notes

SCHEDULE OF INVESTMENTS

Renaissance Fund
June 30, 1998

                                                                          Value
                                                      Shares             (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 94.0%
--------------------------------------------------------------------------------

Aerospace 1.3%
BFGoodrich Co.                                       177,900         $    8,828

Building 5.0%
Lafarge Corp.                                        501,300             19,707
D.R. Horton, Inc.                                    638,600             13,331
                                                                     ----------
                                                                         33,038
Capital Goods 5.5%
Ahmanson (H.F.) & Co.                                204,300             14,505
Trinity Industries, Inc.                             215,100              8,927
Kuhlman Corp.                                        170,000              6,726
Lear Corp. (b)                                       118,700              6,091
                                                                     ----------
                                                                         36,249
Communications 8.1%
MediaOne Group, Inc. (b)                             467,000             20,519
Sprint Corp.                                         170,300             12,006
AT&T Corp.                                           136,400              7,792
Citizens Utilities Co.                               683,488              6,579
Glenayre Technologies, Inc. (b)                      587,400              6,315
US West, Inc.                                              1                  0
                                                                     ----------
                                                                         53,211
Consumer Discretionary 17.0%
Sears Roebuck & Co.                                  471,300             28,779
Tandy Corp.                                          445,500             23,639
Hasbro, Inc.                                         496,900             19,534
Tommy Hilfiger Corp. (b)                             263,300             16,456
B.J.'s Wholesale Club, Inc. (b)                      363,500             14,767
Kmart Corp. (b)                                      434,200              8,358
                                                                     ----------
                                                                        111,533
Consumer Services 2.6%
Waste Management, Inc.                               390,500             13,668
Foodmaker, Inc. (b)                                  200,300              3,380
                                                                     ----------
                                                                         17,048
Consumer Staples 2.8%
Philip Morris Cos., Inc.                             472,200             18,593

Energy 5.8%
Enron Corp.                                          380,700             20,582
Atlantic Richfield Co.                               222,800             17,406
                                                                     ----------
                                                                         37,988
Financial & Business Services 17.9%
Equitable Cos., Inc.                                 312,200             23,395
NationsBank Corp.                                    204,600             15,652
Capital One Financial Corp.                          124,100             15,412
Fremont General Corp.                                275,200             14,912
Allmerica Financial Corp.                            216,000             14,040
Greenpoint Financial Corp.                           358,200             13,477
Travelers Group, Inc.                                202,400             12,271
PMI Group, Inc.                                      108,600              7,968
                                                                     ----------
                                                                        117,127
Health Care 7.4%
Integrated Health Services, Inc.                     422,700             15,851
Wellpoint Health Networks, Inc. (b)                  179,200             13,261
Allegiance Corp.                                     257,200             13,182
McKesson Corp.                                        80,600              6,549
                                                                     ----------
                                                                         48,843
Materials & Processing 8.8%
Martin Marietta Materials, Inc.                      409,400             18,423
Vulcan Materials Co.                                 141,600             15,107
E.I. Du Pont de Nemours, Inc.                        170,000             12,686
Akzo Nobel NV SP - ADR                               102,600             11,376
                                                                     ----------
                                                                         57,592
Technology 7.7%
Learning Company, Inc. (b)                           579,800             17,176
Flextronics International Limited                    347,800             15,129
EG&G, Inc.                                           360,700             10,821
SCI Systems, Inc. (b)                                169,700              6,385
Danka Business Systems PLC                           101,600              1,126
                                                                     ----------
                                                                         50,637
Transportation 3.1%
Atlas Air, Inc.                                      444,300             15,023
CNF Transportation, Inc.                             119,900              5,096
                                                                     ----------
                                                                         20,119

Utilities 1.0%
BEC Energy                                           164,600         $    6,831
                                                                     ----------
Total Common Stocks                                                     617,637
(Cost $554,163)                                                      ==========

--------------------------------------------------------------------------------
CONVERTIBLE BONDS & NOTES 0.7%
--------------------------------------------------------------------------------
                                                   PRINCIPAL
                                                      AMOUNT
                                                      (000S)
Industrial 0.7%
Pier 1 Imports, Inc.
   5.750% due 10/01/03                             $   2,209              4,349
                                                                     ----------
Total Convertible Bonds & Notes                                           4,349
(Cost $2,370)                                                        ==========

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 4.5%
--------------------------------------------------------------------------------

Commercial Paper 4.5%
Federal National Mortage Association
 5.750% DUE 07/01/98                                  16,000             16,000

Federal Home Loan Bank Corp
  5.400% due 07/01/98                                 13,800             13,800
                                                                     ----------
Total Short-Term Instruments                                             29,800
(Cost $29,800)                                                       ==========

Total Investments (a) 99.2%                                          $  651,786
(Cost $586,333)

Written Options (c) (0.0%)                                                  (55)
(Premiums $132)

Other Assets and Liabilities (Net) 0.8%                                   5,293
                                                                     ----------
Net Assets 100.0%                                                    $  657,024
                                                                     ==========
Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 1998, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                            $   78,482

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                             (14,992)
                                                                     ----------
Unrealized appreciation-net                                          $   63,490
                                                                     ==========
(b) Non-income producing security.

(c) Premiums received on written options:

                                                            Premium      Value
Type                                           Contracts     (000s)      (000s)
--------------------------------------------------------------------------------
Call - OTC Tommy Hilfiger Corp.                      630  $     132    $     55
     Strike @ 65.00 Exp. 07/17/98


                                    1998 Annual Report See accompanying notes 45

SCHEDULE OF INVESTMENTS

Core Equity Fund
June 30, 1998



                                                                          VALUE
                                                      SHARES              (000S)
--------------------------------------------------------------------------------
COMMON STOCKS 92.9%
--------------------------------------------------------------------------------

Capital Goods 2.3%
Tyco International Limited                            47,400         $    2,986

Communications 5.5%
Tele-Communications, Inc. `A' (b)                     87,668              3,370
Nextel Communications, Inc. `A' (b)                   98,000              2,438
Chancellor Media Corp.                                27,000              1,341
                                                                     ----------
                                                                          7,149
Consumer Discretionary 18.6%
Sears Roebuck & Co.                                   83,300              5,086
CVS Corp.                                             80,100              3,119
Costco Cos., Inc. (b)                                 48,600              3,065
Home Depot, Inc.                                      36,650              3,044
TJX Cos., Inc.                                       122,800              2,962
Avon Products, Inc.                                   26,800              2,077
Dayton Hudson Corp.                                   41,600              2,018
Ralston-Ralston Purina Group                          13,800              1,612
Bed, Bath & Beyond, Inc. (b)                          26,100              1,352
                                                                     ----------
                                                                         24,335
Consumer Services 5.3%
New York Times Co.                                    34,000              2,694
McDonald's Corp.                                      35,900              2,477
Waste Management, Inc.                                49,600              1,736
                                                                     ----------
                                                                          6,907
Consumer Staples 6.5%
Safeway, Inc. (b)                                     98,500              4,008
Pepsico, Inc.                                         45,600              1,878
Seagram Co. Limited                                   36,500              1,494
Sara Lee Corp.                                        20,800              1,163
                                                                     ----------
                                                                          8,543
Energy 5.8%
Enron Corp.                                           56,800              3,071
Mobil Corp.                                           39,900              3,057
Atlantic Richfield Co.                                18,500              1,445
                                                                     ----------
                                                                          7,573
Financial & Business Services 12.7%
Capital One Financial Corp.                           32,300              4,011
Morgan Stanley, Dean Witter, Discover and Co.         34,800              3,180
Washington Mutual, Inc.                               70,350              3,056
Travelers Group, Inc.                                 42,650              2,586
Newcort Credit Group, Inc.                            48,200              2,371
Countrywide Credit Industries, Inc.                   27,300              1,385
                                                                     ----------
                                                                         16,589
Health Care 16.1%
HBO & Co.                                            164,000              5,781
Warner-Lambert Co.                                    58,200              4,038
Pfizer, Inc.                                          30,000              3,261
Schering-Plough Corp.                                 34,900              3,198
Cardinal Health, Inc.                                 29,600              2,775
Guidant Corp.                                         27,200              1,940
                                                                     ----------
                                                                         20,993
Materials & Processing 1.5%
Fort James Corp.                                      43,000              1,913

Technology 17.4%
America Online, Inc. (b)                              42,200              4,473
Microsoft Corp. (b)                                   36,500              3,956
Ascend Communications, Inc. (b)                       57,500              2,850
Cisco Systems, Inc. (b)                               28,000              2,578
Lucent Technologies, Inc.                             27,700              2,304
Tellabs, Inc. (b)                                     27,000              1,934
Intel Corp.                                           24,900              1,846
Computer Associates International, Inc.               28,200              1,567
Compaq Computer Corp. (b)                             44,300              1,257
America Online, Inc. Rights (b)                       42,200                  0
                                                                     ----------
                                                                         22,765
Transportation 1.2%
Delta Air Lines, Inc.                                 11,800              1,525
                                                                     ----------
Total Common Stocks                                                     121,278
(Cost $92,012)                                                       ==========

                                                   PRINCIPAL
                                                      AMOUNT              VALUE
                                                      (000S)             (000S)
--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 8.5%
--------------------------------------------------------------------------------
Repurchase Agreement 8.5%
State Street Bank
 4.250% due 07/01/98                              $   11,129         $   11,129
 (Dated 06/30/98.  Collateralized by
 U.S. Treasury Note 5.750% 09/30/99
 valued at $11,352,384.  Repurchase
 proceeds are $11,130,314.)

                                                                     ----------
Total Short-Term Instruments                                             11,129
(Cost $11,129)                                                       ==========

Total Investments (a) 101.4%                                         $  132,407
(Cost $103,141)

Other Assets and Liabilities (Net) (1.4%)                                (1,826)
                                                                     ----------
Net Assets 100.0%                                                    $  130,581
                                                                     ==========

Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 1998, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                            $   29,665

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                                (464)
                                                                     ----------
Unrealized appreciation-net                                          $   29,201
                                                                     ==========
(b) Non-income producing security.


46  PIMCO Funds See accompanying notes

SCHEDULE OF INVESTMENTS

Mid-Cap Equity Fund
June 30, 1998

                                                                          Value
                                                        Shares           (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 92.5%
--------------------------------------------------------------------------------

Communications 11.1%
Paging Network, Inc. (b)                                17,400       $      244
Viacom, Inc. `B' (b)                                     3,600              210
Frontier Corp.                                           5,900              186
ICG Communications, Inc. (b)                             4,900              179
Univision Communications, Inc. (b)                       4,500              168
General Instrument Corp. (b)                             4,100              111
Echostar Communications Corp. (b)                        4,400              106
                                                                     ----------
                                                                          1,204
Consumer Discretionary 19.3%
Black & Decker Corp.                                     5,900              360
Office Depot, Inc.                                      10,500              331
Lowe's Cos., Inc.                                        6,400              260
Fred Meyer, Inc. (b)                                     5,900              251
Hasbro, Inc.                                             6,300              248
Rubbermaid, Inc.                                         7,000              232
Dollar Tree Stores, Inc.                                 4,950              201
Shaw Industries, Inc.                                    6,300              111
Amazon.com, Inc. (b)                                     1,100              110
                                                                     ----------
                                                                          2,104
Consumer Services 5.3%
Jacor Communications, Inc. (b)                           4,600              271
Darden Restaurants, Inc.                                11,500              182
Comcast Corp. Special `A'                                2,900              118
                                                                     ----------
                                                                            571
Consumer Staples 2.1%
Whitman Corp.                                           10,000              229

Energy 1.5%
Ocean Energy, Inc.                                       8,450              165

Financial & Business Services 11.3%
Providian Financial Corp.                                5,000              393
Capital One Financial Corp.                              1,800              224
Dime Bancorp, Inc.                                       7,000              209
Summit Bancorp                                           3,300              157
T. Rowe Price Associates                                 4,000              150
CMAC Investment Corp.                                    1,500               92
                                                                     ----------
                                                                          1,225
Health Care 11.8%
Watson Pharmaceuticals, Inc. (b)                         8,300              388
Wellpoint Health Networks, Inc. (b)                      3,200              237
Allergan, Inc.                                           3,500              162
Express Scripts, Inc. `A' (b)                            1,800              145
Allegiance Corp.                                         2,700              138
McKesson Corp.                                           1,500              122
Henry Schein, Inc.                                       1,900               88
                                                                     ----------
                                                                          1,280
Materials & Processing 1.3%
Solutia, Inc.                                            4,800              138

Miscellaneous 2.1%
Federal-Mogul Corp.                                      3,400              230

Technology 24.2%
Ceridian Corp. (b)                                       5,800              341
Intuit, Inc. (b)                                         4,200              257
BMC Software, Inc. (b)                                   4,800              249
PMC-Sierra, Inc. (b)                                     5,200              244
Unisys Corp. (b)                                         8,200              232
Sanmina Corp. (b)                                        5,300              230
Cambridge Technology Partners, Inc. (b)                  3,400              186
Gentex Corp. (b)                                         9,400              170
IDX Systems Corp. (b)                                    3,000              138
Mercury Interactive Corp. (b)                            3,000              134
IMS Health, Inc. (b)                                     2,000              119
Getty Images, Inc. (b)                                   5,000              111
Seagate Technology, Inc. (b)                             4,300              102
Apple Computer, Inc.                                     2,800               80
Lexmark International Group, Inc. `A' (b)                  700               43
                                                                     ----------
                                                                          2,636

Transportation 2.5%
Coach USA, Inc. (b)                                      3,500           $  159
ASA Holdings, Inc.                                       2,200              109
                                                                     ----------
                                                                            268
                                                                     ----------
Total Common Stocks                                                      10,050
(Cost $8,539)                                                        ==========

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 7.0%
--------------------------------------------------------------------------------

                                                     PRINCIPAL
                                                        AMOUNT
                                                        (000S)
Repurchase Agreement 7.0%
State Street Bank
 4.250% due 07/01/98                                 $     755              755
 (Dated 06/30/98.  Collateralized by
 U.S. Treasury Note 7.250% 05/15/16
 Valued at $775,397.  Repurchase
 Proceeds are $755,089.)

                                                                     ----------
Total Short-Term Instruments                                                755
(Cost $755)                                                          ==========

Total Investments (a) 99.5%                                          $   10,805
(Cost $9,294)

Other Assets and Liabilities (Net) 0.5%                                      54
                                                                     ----------
Net Assets 100.0%                                                    $   10,859
                                                                     ==========

Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 1998, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                            $    1,576

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                                 (75)
                                                                     ----------
Unrealized appreciation-net                                          $    1,501
                                                                     ==========
(b) Non-income producing security.



                                    1998 Annual Report See accompanying notes 47

SCHEDULE OF INVESTMENTS

Equity Income Fund
June 30, 1998

                                                                          Value
                                                     Shares              (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 96.2%
--------------------------------------------------------------------------------

Aerospace 1.9%
BFGoodrich Co.                                       79,000          $    3,920

Capital Goods 3.9%
GATX Corp.                                           94,200               4,133
General Signal Corp.                                105,600               3,802
                                                                     ----------
                                                                          7,935
Communications 5.7%
Bell Atlantic Corp.                                  86,132               3,930
US West, Inc.                                        83,000               3,901
Southern New England Telecommunications Corp.        56,800               3,720
                                                                     ----------
                                                                         11,551
Consumer Discretionary 16.1%
Ford Motor Co.                                       87,900               5,186
VF Corp.                                             82,300               4,238
American Greetings Corp. `A'                         81,000               4,126
Chrysler Corp.                                       71,260               4,017
Penny J.C., Inc.                                     55,000               3,977
Brunswick Corp.                                     159,000               3,935
Armstrong World Industries                           55,000               3,706
Springs Industries, Inc. `A'                         71,000               3,275
                                                                     ----------
                                                                         32,460
Consumer Staples 9.5%
SUPERVALU, Inc.                                     181,000               8,032
RJR Nabisco Holdings Corp.                          305,000               7,244
Anheuser Busch Cos., Inc.                            82,000               3,870
                                                                     ----------
                                                                         19,146
Energy 11.1%
Atlantic Richfield Co.                               61,600               4,813
Repsol SA SP - ADR                                   71,000               3,905
Amoco Corp.                                          90,000               3,746
Occidental Petroleum Corp.                          134,600               3,634
Ultramar Diamond Shamrock Corp.                     112,000               3,535
Kerr McGee Corp.                                     48,100               2,784
                                                                     ----------
                                                                         22,417
Financial & Business Services 16.3%
PNC Bank Corp.                                      138,000               7,426
Deluxe Corp.                                        119,700               4,287
Chase Manhattan Corp.                                55,712               4,206
Union Planters Corp.                                 67,800               3,987
CIGNA Corp.                                          55,800               3,850
Bankers Trust New York Corp.                         32,500               3,772
Ohio Casualty Corp.                                  80,500               3,562
Capstead Mortgage Corp.                             196,000               1,642
                                                                     ----------
                                                                         32,732
Health Care 6.3%
Pharmacia & Upjohn, Inc.                             97,995               4,520
American Home Products Corp.                         86,000               4,451
Mallinckrodt Group, Inc.                            124,000               3,681
                                                                     ----------
                                                                         12,652
Materials & Processing 9.5%
Union Carbide Corp.                                  80,000               4,270
Dow Chemical Co.                                     39,300               3,800
Westvaco Corp.                                      134,000               3,786
Phelps Dodge Corp.                                   65,000               3,717
USX-U.S. Steel Group, Inc.                          109,000               3,597
                                                                     ----------
                                                                         19,170
Technology 4.0%
Harris Corp.                                         90,600               4,048
International Business Machines Corp.                34,900               4,007
                                                                     ----------
                                                                          8,055
Utilities 11.9%
Peoples Energy Corp.                                110,000               4,249
DTE Energy Co.                                      103,000               4,159
Public Service Enterprise Group, Inc.               114,600               3,946
PP&L Resources, Inc.                                173,000               3,925
NICOR, Inc.                                          97,000               3,892
Washington Water Power Co.                          169,000               3,792
                                                                     ----------
                                                                         23,963
                                                                     ----------
Total Common Stocks                                                     194,001
(Cost $165,750)                                                      ==========

                                                  PRINCIPAL
                                                     AMOUNT               VALUE
                                                     (000S)              (000S)
--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 3.9%
--------------------------------------------------------------------------------

Repurchase Agreement 3.9%
State Street Bank
 4.250% due 07/01/98                              $   7,859          $    7,859
 (Dated 06/30/98.  Collateralized by
 U.S. Treasury Note 5.625% 11/30/98
 Valued at $8,020,489.  Repurchase
 Proceeds are $7,859,928.)

                                                                     ----------
Total Short-Term Instruments                                              7,859
(Cost $7,859)                                                        ==========

Total Investments (a) 100.1%                                         $  201,860
(Cost $173,609)

Other Assets and Liabilities (Net) (0.1%)                                  (153)
                                                                     ----------
Net Assets 100.0%                                                    $  201,707
                                                                     ==========

Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 1998, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                            $   37,725

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                              (9,606)
                                                                     ----------
Unrealized appreciation-net                                          $   28,119
                                                                     ==========


48  PIMCO Funds See accompanying notes

SCHEDULE OF INVESTMENTS

Value Fund
June 30, 1998

                                                                          Value
                                                     Shares              (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 97.3%
--------------------------------------------------------------------------------

Aerospace 1.4%
Northrop Grumman Corp.                                32,600         $    3,362

Capital Goods 0.9%
AGCO Corp.                                           105,000              2,159

Communications 5.9%
Southern New England Telecommunications Corp.        110,000              7,205
Bell Atlantic Corp.                                  152,000              6,935
                                                                     ----------
                                                                         14,140
Consumer Discretionary 13.5%
Tandy Corp.                                          108,000              5,731
Chrysler Corp.                                        92,500              5,215
American Greetings Corp. "A"                         100,000              5,094
Maytag Corp.                                         100,000              4,937
VF Corp.                                              91,800              4,728
Brunswick Corp.                                      118,200              2,925
Dillards, Inc. "A"                                    65,000              2,693
Tupperware Corp.                                      38,300              1,077
                                                                     ----------
                                                                         32,400
Consumer Services 1.0%
Central Newspapers, Inc. "A"                          33,400              2,330

Consumer Staples 11.7%
Anheuser Busch Cos., Inc.                            152,500              7,196
SUPERVALU, Inc.                                      162,000              7,189
Whitman Corp.                                        220,000              5,046
RJR Nabisco Holdings Corp.                           203,200              4,826
Kimberly-Clark Corp.                                  60,000              2,752
IBP, Inc.                                             55,000                997
                                                                     ----------
                                                                         28,006
Energy 10.0%
Repsol SA SP - ADR                                   126,500              6,957
Ultramar Diamond Shamrock Corp.                      200,000              6,312
Amoco Corp.                                          120,000              4,995
Kerr McGee Corp.                                      58,000              3,357
Atlantic Richfield Co.                                16,800              1,312
Tidewater, Inc.                                       31,500              1,039
                                                                     ----------
                                                                         23,972
Environmental Services 2.0%
Browning Ferris Industries, Inc.                     136,300              4,736

Financial & Business Services 13.5%
Chase Manhattan Corp.                                 94,200              7,112
PNC Bank Corp.                                       125,000              6,726
Countrywide Credit Industries, Inc.                  104,000              5,278
Bear Stearns Cos.                                     90,000              5,119
CIGNA Corp.                                           70,000              4,830
Loews Corp.                                           27,000              2,352
Union Planters Corp.                                  15,900                935
                                                                     ----------
                                                                         32,352
Health Care 7.5%
Pharmacia & Upjohn, Inc.                             152,510              7,035
American Home Products Corp.                          91,900              4,756
Mallinckrodt Group, Inc.                             160,000              4,750
Foundation Health Systems, Inc. "A" (b)               52,000              1,371
                                                                     ----------
                                                                         17,912
Materials & Processing 8.8%
USG Corp. (b)                                         90,000              4,871
USX-U.S. Steel Group, Inc.                           140,000              4,620
Union Carbide Corp.                                   85,000              4,537
Westvaco Corp.                                       144,600              4,085
Wellman, Inc.                                        134,700              3,056
                                                                     ----------
                                                                         21,169
Technology 9.6%
Harris Corp.                                         160,000              7,150
International Business Machines Corp.                 40,700              4,673
Storage Technology Corp. (b)                         106,200              4,606
Adobe Systems, Inc.                                  102,400              4,346
Tektronix, Inc.                                       60,000              2,122
                                                                     ----------
                                                                         22,897
Transportation 1.9%
UAL Corp. (b)                                         57,200              4,462

Utilities 9.6%
DTE Energy Co.                                       190,000         $    7,671
NICOR, Inc.                                          190,000              7,624
Public Service Enterprise Group, Inc.                220,000              7,576
                                                                     ----------
                                                                         22,871
                                                                     ----------
Total Common Stocks                                                     232,768
(Cost $206,927)                                                      ==========

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 2.8%
--------------------------------------------------------------------------------
                                                   Principal
                                                      Amount
                                                      (000s)
Repurchase Agreement 2.8%
State Street Bank
 4.250% due 07/01/98                               $   6,793              6,793
 (Dated 06/30/98. Collateralized by
 U.S. Treasury Note 5.875% 07/31/99
 Valued at $6,933,303. Repurchase
 Proceeds are $6,793,802.)

                                                                     ----------
Total Short-Term Instruments                                              6,793
(Cost $6,793)                                                        ==========

Total Investments (a) 100.1%                                         $  239,561
(Cost $213,720)

Other Assets and Liabilities (Net) (0.1%)                                  (202)
                                                                     ----------
Net Assets 100.0%                                                    $  239,359
                                                                     ==========

Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 1998, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                            $   33,148

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                              (7,556)
                                                                     ----------
Unrealized appreciation-net                                          $   25,592
                                                                     ==========

(b) Non-income producing security.



                                    1998 Annual Report See accompanying notes 49

Schedule of Investments

Small-Cap Value Fund
June 30, 1998

                                                                          VALUE
                                                      SHARES              (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 91.5%
--------------------------------------------------------------------------------

Aerospace 0.9%
Kaman Corp.                                           183,000        $     3,483

Building 3.8%
Hughes Supply, Inc.                                   111,000              4,065
Del Webb Corp.                                        145,000              3,761
Butler Manufacturing Co.                              102,000              3,474
Lone Star Industries, Inc.                             40,000              3,082
                                                                     -----------
                                                                          14,382
Capital Goods 10.4%
C&D Technologies, Inc.                                 65,000              3,770
Tecumseh Products Co. "A"                              69,000              3,644
Westinghouse Air Brake Co.                            138,000              3,640
Gleason Corp.                                         129,000              3,628
Arvin Industries, Inc.                                 98,000              3,559
Cordant Technologies, Inc.                             77,000              3,552
Intermet Corp.                                        194,000              3,516
Allied Products Corp.                                 165,000              3,496
MTS Systems Corp.                                     211,000              3,389
GenCorp, Inc.                                         133,000              3,358
Barnes Group, Inc.                                    124,000              3,356
                                                                     -----------
                                                                          38,908
Communications 1.0%
Aliant Communications, Inc.                           141,000              3,869

Consumer Discretionary 14.8%
Burlington Coat Factory Warehouse Corp.               187,000              4,208
Brown Group, Inc.                                     205,000              4,074
Claire's Stores, Inc.                                 189,000              3,875
Borg-Warner Automotive, Inc.                           79,000              3,797
Bowne & Co., Inc.                                      83,000              3,735
Toro Co.                                              105,000              3,596
Enesco Group, Inc.                                    116,000              3,567
Fleetwood Enterprises, Inc.                            88,000              3,520
Harman International Industries, Inc.                  90,000              3,465
Guilford Mills, Inc.                                  173,000              3,460
Ennis Business Forms                                  296,000              3,441
Standard Products                                     122,000              3,431
Rival Co.                                             253,000              3,415
Sturm Ruger & Co., Inc.                               203,000              3,400
Kimball International "B"                             185,000              3,353
Garan, Inc.                                            36,000                977
Haverty Furniture Cos., Inc.                            5,900                130
                                                                     -----------
                                                                          55,444
Consumer Services 3.8%
Applebee's International, Inc.                        168,000              3,759
Chemed Corp.                                          105,000              3,577
Luby's Cafeterias, Inc.                               200,000              3,512
Sbarro, Inc.                                          129,000              3,499
                                                                     -----------
                                                                          14,347

Consumer Staples 3.8%
Universal Corp.                                        98,000              3,663
Great Atlantic & Pacific Tea Co., Inc.                108,000              3,571
Nash Finch Co.                                        233,000              3,509
Universal Foods                                       152,000              3,372
                                                                     -----------
                                                                          14,115
Energy 6.7%
Vintage Petroleum, Inc.                               203,000              3,832
Snyder Oil Corp.                                      190,000              3,788
World Fuel Services Corp.                             204,000              3,532
Offshore Logistics, Inc. (b)                          197,000              3,497
Western Gas Resources, Inc.                           238,000              3,481
Aquila Gas Pipeline Corp.                             277,000              3,393
Mitchell Energy & Development Corp. "B"               176,000              3,388
                                                                     -----------
                                                                          24,911

Financial & Business Services 19.9%
Kelly Services, Inc.                                  110,000              3,891
Excel Realty Trust, Inc.                              128,000              3,688
Merrill Corp.                                         164,000              3,618
McGrath Rentcorp                                      170,000              3,591
Washington Federal, Inc.                              129,000              3,564
Dain Rauscher Corp.                                    65,000              3,559
Orion Capital Corp.                                    63,000              3,520
Commercial Federal Corp.                              111,000              3,510
Glimcher Realty Trust                                 180,000              3,499
AmerUs Life Holdings, Inc.                            108,000              3,497
Franchise Finance Corp. of America                    134,000              3,476
TriNet Corp. Realty Trust, Inc.                       102,000              3,468
First Hawaiian, Inc.                                   95,000              3,456
American Health Properties, Inc.                      138,000              3,450
BankAtlantic Bancorp, Inc. "A"                        292,000              3,449
FirstBank Puerto Rico                                 132,000              3,432
Selective Insurance Group                             153,000              3,428
United Dominion Realty Trust                          245,000              3,399
National Golf Properties, Inc.                        111,800              3,361
Southwest Securities Group, Inc.                      148,000              3,330
PXRE Corp.                                            109,000              3,270
Presidential Life Corp.                                60,600              1,295
                                                                     -----------
                                                                          74,751
Health Care 4.1%
Bindley Western Industries, Inc.                      130,667              4,312
Bergen Brunswig Corp. "A"                              83,000              3,849
Integrated Health Services, Inc.                       96,000              3,600
Invacare Corp.                                        135,000              3,459
                                                                     -----------
                                                                          15,220
Materials & Processing 11.4%
Wausau-Mosinee Paper Corp.                            169,000              3,866
Cleveland-Cliffs, Inc.                                 68,000              3,647
Texas Industries, Inc.                                 68,000              3,604
AK Steel Holding Corp.                                200,000              3,575
Caraustar Industries, Inc.                            123,000              3,552
Mississippi Chemical Corp.                            214,000              3,518
Commercial Metals Co.                                 114,000              3,506
Park Electrochemical Corp.                            164,000              3,464
Universal Forest Products, Inc.                       210,000              3,439
Ethyl Corp.                                           540,000              3,308
Castle (A.M.) & Co.                                   103,900              2,286
Zeigler Coal Holding Co.                              130,500              2,235
Commonwealth Industries, Inc.                         152,000              1,520
Wellman, Inc.                                          53,300              1,209
                                                                     -----------
                                                                          42,729
Technology 1.1%
Pioneer Standard Electronics, Inc.                    300,000              2,887
Cohu, Inc.                                             51,100              1,242
Innovex, Inc.                                           8,200                107
                                                                     -----------
                                                                           4,236
Transportation 3.0%
Roadway Express, Inc.                                 207,000              3,907
USFreightways Corp.                                   114,000              3,744
Sea Containers Limited "A"                             91,000              3,481
                                                                     -----------
                                                                          11,132
Utilities 6.8%
Eastern Enterprises                                    88,000              3,773
United Illuminating Co.                                72,000              3,645
Eastern Utilities Assn                                138,000              3,623
Washington Gas Light Co.                              135,000              3,611
Commonwealth Energy System                             95,000              3,586
Public Service Co. of New Mexico                      157,000              3,562
Rochester Gas & Electric Corp.                        110,000              3,513
                                                                     -----------
                                                                          25,313
                                                                     -----------
Total Common Stocks                                                      342,840
(Cost $335,776)                                                      ===========

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 8.1%
--------------------------------------------------------------------------------

                                                    Principal
                                                       Amount
                                                       (000s)
Repurchase Agreement 8.1%
State Street Bank
 4.250% due 07/01/98                               $   30,156             30,156
 (Dated 06/30/98. Collateralized by
 U.S. Treasury Note 5.625% 11/30/98
 valued at $30,759,457. Repurchase
 proceeds are $30,159,560.)

                                                                     -----------
Total Short-Term Instruments                                              30,156
(Cost $30,156)                                                       ===========


50  PIMCO Funds See accompanying notes

                                                                          Value
                                                                         (000s)
--------------------------------------------------------------------------------

Total Investments (a) 99.6%                                          $  372,996
(Cost $365,932)

Other Assets and Liabilities (Net) 0.4%                                   1,556
                                                                     ----------
Net Assets 100.0%                                                    $  374,552
                                                                     ==========
Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 1998, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                            $   24,863

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                             (17,931)
                                                                     ----------
Unrealized appreciation-net                                          $    6,932
                                                                     ==========
(b) Non-income producing security.



                                    1998 Annual Report See accompanying notes 51

Schedule of Investments

Enhanced Equity Fund
June 30, 1998

                                                                          Value
                                                       Shares             (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 98.5%
--------------------------------------------------------------------------------

Aerospace 0.4%
Raytheon Co. "B"                                        2,200        $       130
BFGoodrich Co.                                          1,600                 79
                                                                     -----------
                                                                             209
Building 0.6%
Centex Corp.                                            7,100                268

Capital Goods 7.4%
General Electric Co.                                   11,900              1,083
Deere & Co.                                             6,300                333
Tyco International Limited                              4,800                302
United Technologies Corp.                               3,200                296
McDermott International, Inc.                           7,300                251
Caterpillar, Inc.                                       4,100                217
Ingersoll-Rand Co.                                      4,700                207
General Dynamics Corp.                                  4,400                205
Nacco Industries, Inc. "A"                              1,300                168
Eaton Corp.                                             1,500                117
Paccar, Inc.                                            2,200                115
Textron, Inc.                                           1,100                 79
Case Corp.                                              1,300                 63
Dana Corp.                                                800                 43
                                                                     -----------
                                                                           3,479
Communications 7.3%
BellSouth Corp.                                        13,370                897
AT&T Corp.                                             11,600                663
Bell Atlantic Corp.                                    12,718                580
US West, Inc.                                           8,400                395
SBC Communications, Inc.                                7,100                284
Knight-Ridder, Inc.                                     4,600                253
WorldCom, Inc. (b)                                      4,900                237
Viacom, Inc. "B" (b)                                    2,200                128
                                                                     -----------
                                                                           3,437
Consumer Discretionary 13.9%
Dayton Hudson Corp.                                    17,600                854
Procter & Gamble Co.                                    8,600                783
Ford Motor Co.                                         12,900                761
Wal-Mart Stores, Inc.                                   7,700                468
Liz Claiborne, Inc.                                     8,100                423
Gap, Inc.                                               5,800                357
Federated Department Stores, Inc. (b)                   5,800                312
TJX Cos., Inc.                                         12,800                309
Costco Cos., Inc. (b)                                   4,800                303
VF Corp.                                                5,400                278
General Motors Corp.                                    4,100                274
Chrysler Corp.                                          4,600                259
Masco Corp.                                             4,000                242
Hasbro, Inc.                                            4,950                195
Black & Decker Corp.                                    2,300                140
CVS Corp.                                               3,600                140
Tandy Corp.                                             2,000                106
Cendant Corp. (b)                                       4,300                 90
Mattel, Inc.                                            2,000                 85
Pitney Bowes, Inc.                                      1,700                 82
Parker Hannifin Corp.                                   1,900                 72
                                                                     -----------
                                                                           6,533
Consumer Services 2.0%
Gannett, Inc.                                           8,000                568
New York Times Co.                                      2,800                222
Omnicom Group                                           2,800                140
                                                                     -----------
                                                                             930
Consumer Staples 6.1%
Coca-Cola Co.                                           8,700                744
Pepsico, Inc.                                           8,700                358
Quaker Oats Co.                                         6,300                346
Albertson's, Inc.                                       6,400                332
Unilever NV                                             3,200                253
Bestfoods                                               3,900                226
Sara Lee Corp.                                          4,000                224
Adolph Coors Co. "B"                                    4,800                163
Kroger Co. (b)                                          3,400                146
ConAgra, Inc.                                           2,000                 63
                                                                     -----------
                                                                           2,855

Energy 6.0%
Exxon Corp.                                            10,300                735
Royal Dutch Petroleum Co.                               6,000                329
Halliburton Co.                                         7,300                325
Sun Co., Inc.                                           6,600                256
Chevron Corp.                                           3,000                249
Rowan Cos., Inc. (b)                                   11,500                224
Schlumberger Limited                                    3,000                205
Baker Hughes, Inc.                                      3,700                128
Dresser Industries, Inc.                                2,500                110
Mobil Corp.                                             1,300                100
USX Marathon Group                                      2,100                 72
Ashland, Inc.                                           1,300                 67
Texaco, Inc.                                               36                  2
                                                                     -----------
                                                                           2,802
Financial & Business Services 19.6%
NationsBank Corp.                                      10,232                783
Morgan Stanley, Dean Witter, Discover and Co.           8,330                761
Travelers Group, Inc.                                  12,550                761
Chase Manhattan Corp.                                   8,158                616
Merrill Lynch & Co.                                     6,300                581
BankAmerica Corp.                                       6,300                544
Federal National Mortgage Assn.                         7,100                431
Allstate Corp.                                          4,500                412
Citicorp                                                2,583                386
American International Group, Inc.                      2,200                321
State Street Corp.                                      4,600                320
Bankers Trust New York Corp.                            2,300                267
Associates First Capital Corp. "A"                      3,380                260
Conseco, Inc.                                           5,300                248
Cognizant Corp.                                         3,900                246
Torchmark Corp.                                         5,200                238
Dun & Bradstreet                                        6,100                220
Bank of New York                                        3,500                212
Lehman Brothers Holdings, Inc.                          2,500                194
Federal Home Loan Mortgage Corp.                        3,700                174
Deluxe Corp.                                            4,700                168
BankBoston Corp.                                        3,000                167
Hartford Financial Services Group, Inc.                 1,200                137
National City Corp.                                     1,500                107
Times Mirror Co. "A"                                    1,600                101
Comerica, Inc.                                          1,500                 99
Household International, Inc.                           1,800                 90
St. Paul Cos., Inc.                                     1,800                 76
MGIC Investment Corp.                                   1,300                 74
Loews Corp.                                               800                 70
Aetna, Inc.                                               900                 69
SunAmerica, Inc.                                          850                 49
MBIA, Inc.                                                200                 15
First Union Corp.                                          30                  2
                                                                     -----------
                                                                           9,199
Health Care 11.1%
Schering-Plough Corp.                                  11,000              1,008
Pfizer, Inc.                                            8,100                880
Bristol-Myers Squibb Co.                                7,300                839
Merck & Co., Inc.                                       5,000                669
Becton Dickinson & Co.                                  3,800                295
Humana, Inc. (b)                                        9,300                290
Tenet Healthcare Corp. (b)                              8,800                275
Johnson & Johnson                                       3,600                266
HBO & Co.                                               7,000                247
Guidant Corp.                                           2,500                178
Eli Lilly & Co.                                         2,400                159
Biomet, Inc.                                            2,700                 89
PharMerica, Inc. (b)                                    2,867                 35
                                                                     -----------
                                                                           5,230


52  PIMCO Funds See accompanying notes

                                                                       Value
                                                     Shares            (000s)
--------------------------------------------------------------------------------

Materials & Processing 3.7%
Fort James Corp.                                      7,500          $     334
Bethlehem Steel Corp. (b)                            24,500                305
USX-U.S. Steel Group, Inc.                            7,400                244
Armco, Inc. (b)                                      32,300                206
Aluminum Co. of America                               2,600                171
Reynolds Metals Co.                                   2,100                117
FMC Corp. (b)                                         1,600                109
E.I. Du Pont de Nemours, Inc.                         1,300                 97
Dow Chemical Co.                                      1,000                 97
Tenneco, Inc.                                         1,000                 38
Nucor Corp.                                             700                 32
                                                                     ---------
                                                                         1,750
Technology 13.6%
Microsoft Corp. (b)                                  18,200              1,972
Lucent Technologies, Inc. (b)                        10,400                865
Sun Microsystems, Inc.                               14,700                639
Intel Corp.                                           8,600                637
Compaq Computer Corp. (b)                            22,374                635
Dell Computer Corp. (b)                               3,900                362
Unisys Corp. (b)                                     12,200                345
Autodesk, Inc.                                        6,400                247
Xerox Corp.                                           1,700                173
Tellabs, Inc. (b)                                     2,200                158
International Business Machines Corp.                 1,000                115
Cisco Systems, Inc. (b)                               1,200                110
Applied Materials, Inc. (b)                           2,900                 85
Gateway 2000, Inc. (b)                                  800                 40
Andrew Corp. (b)                                        500                  9
                                                                     ---------
                                                                         6,392
Transportation 3.9%
AMR Corp. (b)                                         8,400                699
U.S. Airways Group, Inc. (b)                          5,200                412
Laidlaw, Inc.                                        18,700                228
Navistar International Corp. (b)                      6,900                199
Southwest Airlines Co.                                5,300                157
Delta Air Lines, Inc.                                 1,100                142
                                                                     ---------
                                                                         1,837
Utilities 2.9%
Ameritech Corp.                                      11,500                516
DTE Energy Co.                                        5,500                222
Consolidated Edison, Inc.                             4,400                203
Edison International                                  6,100                180
GPU, Inc.                                             4,600                174
FPL Group, Inc.                                       1,000                 63
                                                                     ---------
                                                                         1,358
                                                                     ---------
Total Common Stocks                                                     46,279
(Cost $33,726)                                                       =========

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 1.5%
--------------------------------------------------------------------------------
                                                  Principal
                                                     Amount
                                                     (000s)
Repurchase Agreement 1.5%
State Street Bank
 4.250% due  07/01/98                              $    693                693
 (Dated 06/30/98.  Collateralized by
 U.S. Treasury Note 6.125% 07/31/00
 valued at $709,663.  Repurchase
 proceeds are $693,082.)

                                                                     ---------
Total Short-Term Instruments                                               693
(Cost $693)                                                          =========

Total Investments (a) 100.0%                                         $  46,972
(Cost $34,419)

Other Assets and Liabilities (Net) 0.0%                                     21
                                                                     ---------
Net Assets 100.0%                                                    $  46,993
                                                                     =========

Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 1998, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                            $  13,059

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                               (506)
                                                                     ---------
Unrealized appreciation-net                                          $  12,553
                                                                     =========

(b) Non-income producing security.



                                    1998 Annual Report See accompanying notes 53

SCHEDULE OF INVESTMENTS

Balanced Fund
June 30, 1998

                                                                          Value
                                                     Shares              (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 56.4%
--------------------------------------------------------------------------------

Aerospace 0.4%
Northrop Grumman Corp.                                2,400          $      248

Building 0.2%
Centex Corp.                                          3,900                 147

Capital Goods 2.4%
Tyco International Limited                            4,600                 290
Textron, Inc.                                         3,900                 280
Illinois Tool Works, Inc.                             3,900                 260
Johnson Controls, Inc.                                4,500                 257
United Technologies Corp.                             2,400                 222
Dana Corp.                                            3,500                 187
AGCO Corp.                                            8,500                 175
                                                                     ----------
                                                                          1,671
Communications 2.0%
Bell Atlantic Corp.                                  13,400                 611
Southern New England Telecommunications Corp.         8,000                 524
SBC Communications, Inc.                              5,300                 212
                                                                     ----------
                                                                          1,347
Consumer Discretionary 7.9%
Chrysler Corp.                                       10,600                 598
Tandy Corp.                                           8,500                 451
American Greetings Corp. `A'                          7,800                 397
Brunswick Corp.                                      16,000                 396
Costco Cos., Inc. (b)                                 6,000                 378
VF Corp.                                              6,900                 355
Jones Apparel Group, Inc. (b)                         9,400                 344
TJX Cos., Inc.                                       14,200                 343
Maytag Corp.                                          6,700                 331
Dayton Hudson Corp.                                   6,400                 310
Harley-Davidson, Inc.                                 7,500                 291
Ford Motor Co.                                        4,200                 248
Federated Department Stores, Inc. (b)                 4,300                 231
Black & Decker Corp.                                  3,600                 220
CVS Corp.                                             5,100                 199
Dillards, Inc. `A'                                    4,700                 195
Tupperware Corp.                                      3,200                  90
                                                                     ----------
                                                                          5,377
Consumer Services 2.8%
Carnival Corp. `A'                                   10,400                 412
Omnicom Group                                         6,900                 344
New York Times Co.                                    3,600                 285
Gannett, Inc.                                         3,400                 242
Marriott International, Inc. `A'                      7,300                 236
Tribune Co.                                           3,400                 234
Central Newspapers, Inc. `A'                          2,700                 188
                                                                     ----------
                                                                          1,941
Consumer Staples 5.5%
Anheuser Busch Cos., Inc.                            11,700                 552
SUPERVALU, Inc.                                      12,100                 537
Whitman Corp.                                        19,000                 436
Safeway, Inc. (b)                                     9,300                 378
RJR Nabisco Holdings Corp.                           15,900                 378
Kimberly-Clark Corp.                                  8,200                 376
Hershey Foods Corp.                                   3,800                 262
Quaker Oats Co.                                       4,300                 236
Kroger Co. (b)                                        5,200                 223
Albertson's, Inc.                                     4,100                 212
IBP, Inc.                                            10,000                 181
                                                                     ----------
                                                                          3,771
Energy 3.6%
Repsol SA SP - ADR                                   10,300                 567
Ultramar Diamond Shamrock Corp.                      16,700                 527
Amoco Corp.                                           9,000                 375
Kerr McGee Corp.                                      4,700                 272
Dresser Industries, Inc.                              5,600                 247
Transocean Offshore, Inc.                             5,300                 236
Atlantic Richfield Co.                                1,200                  94
Tidewater, Inc.                                       2,400                  79
Rowan Cos., Inc. (b)                                  2,600                  51
                                                                     ----------
                                                                          2,448
Environmental Services 0.6%
Browning Ferris Industries, Inc.                     11,100                 386

Financial & Business Services 12.1%
PNC Bank Corp.                                       13,800                 743
Chase Manhattan Corp.                                 7,700                 581
Capital One Financial Corp.                           3,600                 447
Countrywide Credit Industries, Inc.                   7,600                 386
Bear Stearns Cos                                      6,300                 358
CIGNA Corp.                                           5,100                 352
Cognizant Corp.                                       5,300                 334
American Express Co.                                  2,600                 296
Southtrust Corp.                                      6,500                 283
Morgan Stanley, Dean Witter, Discover and Co.         3,000                 274
MBNA Corp.                                            8,100                 267
Hartford Financial Services Group, Inc.               2,300                 263
Alliance Capital Management LP                       10,300                 261
Household International, Inc.                         5,100                 254
Associates First Capital Corp. `A'                    3,248                 250
Lincoln National Corp.                                2,700                 247
First Union Corp.                                     3,900                 227
Simon DeBartolo Group, Inc.                           6,700                 218
Washington Mutual, Inc.                               5,000                 217
Travelers Group, Inc.                                 3,550                 215
Provident Cos., Inc. `B'                              6,100                 210
National City Corp.                                   2,900                 206
Fleet Financial Group, Inc.                           2,400                 200
BankAmerica Corp.                                     2,300                 199
Banc One Corp.                                        3,500                 196
Allstate Corp.                                        2,100                 192
Loews Corp.                                           2,200                 192
BankBoston Corp.                                      3,400                 189
Nationwide Financial Services, Inc.                   3,100                 158
Union Planters Corp.                                  1,300                  76
                                                                     ----------
                                                                          8,291
Health Care 5.3%
Pharmacia & Upjohn, Inc.                             13,700                 632
American Home Products Corp.                          7,700                 398
Mallinckrodt Group, Inc.                             12,300                 365
HBO & Co.                                             8,200                 289
Schering-Plough Corp.                                 3,100                 284
Wellpoint Health Networks, Inc. (b)                   3,700                 274
Biomet, Inc.                                          8,200                 271
Biogen, Inc.                                          5,500                 270
Health Management Associates, Inc. `A' (b)            7,100                 237
United Healthcare Corp.                               3,300                 210
Foundation Health Systems, Inc. `A' (b)               7,100                 187
HEALTHSOUTH Corp. (b)                                 6,500                 173
                                                                     ----------
                                                                          3,590
Materials & Processing 3.0%
Union Carbide Corp.                                   8,000                 427
USX-U.S. Steel Group, Inc.                           11,800                 389
Westvaco Corp.                                       13,500                 381
USG Corp. (b)                                         7,000                 379
Wellman, Inc.                                        13,100                 297
Leggett & Platt, Inc.                                 7,700                 193
                                                                     ----------
                                                                          2,066
Technology 5.9%
Storage Technology Corp. (b)                         16,600                 720
International Business Machines Corp.                 5,200                 597
Harris Corp.                                         12,900                 576
Adobe Systems, Inc.                                   8,500                 361
BMC Software, Inc. (b)                                6,000                 312
Cisco Systems, Inc. (b)                               3,350                 308
Xerox Corp.                                           2,700                 274
Cadence Design Systems, Inc. (b)                      8,000                 250
Computer Associates International, Inc.               4,300                 239
Dell Computer Corp. (b)                               2,400                 223
Tektronix, Inc.                                       5,100                 180
                                                                     ----------
                                                                          4,040
Transportation 1.7%
UAL Corp. (b)                                         4,000                 312
Continental Airlines, Inc. `B' (b)                    4,000                 244
U.S. Airways Group, Inc. (b)                          3,000                 238
Delta Air Lines, Inc.                                 1,600                 207
FDX Corp. (b)                                         2,900                 182
                                                                     ----------
                                                                          1,183



54  PIMCO Funds See accompanying notes

                                                                          Value
                                                       Shares            (000s)
--------------------------------------------------------------------------------

Utilities 3.0%
DTE Energy Co.                                         13,800        $      557
Public Service Enterprise Group, Inc.                  16,100               554
NICOR, Inc.                                            13,600               546
Consolidated Edison, Inc.                               4,500               207
Ameritech Corp.                                         4,400               197
                                                                     ----------
                                                                          2,061
                                                                     ----------
Total Common Stocks                                                      38,567
(Cost $32,764)                                                       ==========

--------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES 10.7%
--------------------------------------------------------------------------------
                                                    Principal
                                                       Amount
                                                       (000s)

Banking and Finance 5.2%
AT&T Capital Corp.
   6.050% due 04/01/99                               $    500               500
Ford Motor Credit Corp.
   5.838% due 10/15/02                                  1,000             1,001
New England Educational Loan Marketing
   5.858% due 06/11/01                                  2,000             2,002
                                                                     ----------
                                                                          3,503
Industrials 2.2%
AMR Corp.
   10.000% due 02/01/01                                   400               437
   9.430% due 05/10/01                                  1,000             1,085
                                                                     ----------
                                                                          1,522
Utilities 3.3%
Long Island Lighting Co.
   9.000% due 11/01/22                                  2,000             2,283
                                                                     ----------
Total Corporate Bonds and Notes                                           7,308
(Cost $6,912)                                                        ==========

--------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES 29.0%
--------------------------------------------------------------------------------

Collateralized Mortgage Obligations 1.9%
Federal Home Loan Mortgage Corp.
   10.150% due 04/15/06                                    25                25
Federal National Mortgage Assn.
   9.500% due 06/25/18                                    397               420
Independent National Mortgage Corp.
   8.140% due 11/25/24                                    341               352
   8.200% due 11/25/24                                    511               524
                                                                     ----------
                                                                          1,321
Federal Home Loan Mortgage Corporation 12.5%
   6.500% due 07/14/28-08/13/28 (E)                     8,000             7,976
   8.500% due 03/01/23                                    517               548
                                                                     ----------
                                                                          8,524
Federal Housing Administration 0.9%
   7.000% due 07/01/14                                    569               602

Federal National Mortgage Association 6.1%
   7.814% due 12/01/23 (D)                                346               358
   8.500% due 03/01/25-01/01/08 (e)                     3,644             3,800
                                                                     ----------
                                                                          4,158
Government National Mortgage Association 6.4%
   6.500% due 01/15/24-08/19/28 (e)                     1,381             1,379
   7.000% due 08/20/24                                    625               638
   7.375% due 04/20/23 (d)                              1,286             1,321
   7.500% due 05/15/17                                     12                12
   8.000% due 09/15/16-11/15/26 (e)                       522               542
   9.500% due 09/15/09-10/15/09 (e)                       114               123
   10.750% due 09/15/00-10/15/00 (e)                       83                86
   16.000% due 10/15/11-04/15/12 (e)                      199               246
                                                                     ----------
                                                                          4,347
Other Mortgage-Backed Securities 1.2%
Home Savings of America
   5.890% due 05/25/27                                    840               820
                                                                     ----------
Total Mortgage-Backed Securities                                         19,772
(Cost $19,583)                                                       ==========

                                                    Principal
                                                       Amount             Value
                                                       (000s)            (000s)
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES 1.5%
--------------------------------------------------------------------------------

MBNA Master Credit Card Trust
   5.591% due 01/15/02                               $  1,000        $    1,002
                                                                     ----------
Total Asset-Backed Securities                                             1,002
(Cost $997)                                                          ==========

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 12.3%
--------------------------------------------------------------------------------

Commercial Paper 7.2%
Abbott Laboratories
   5.510% due 07/16/98                                  1,000               998
E.I. Du Pont de Nemours
   5.490% due 07/10/98                                  1,000               999
General Electric Capital Corp.
   5.510% due 07/22/98                                    100               100
General Motors Acceptance Corp.
   5.620% due 07/15/98                                    200               200
IBM Credit Corp.
   5.500% due 07/15/98                                    800               798
National Rural Utilities Cooperative
   5.500% due 09/08/98                                    600               594
   5.510% due 08/20/98                                    400               397

New Center Asset Trust
   5.550% due 08/20/98                                    800               794
                                                                     ----------
                                                                          4,880
Repurchase Agreement 4.9%
State Street Bank
   4.250% due 07/01/98                                  3,363             3,363
 (Dated 06/30/98. Collateralized by
 U.S. Treasury Bond 7.875% 11/15/07
 Valued at $2,038,182 and U.S. Treasury
 Note 7.250% 05/15/16 valued at $1,403,939
 Repurchase Proceeds are $3,363,397.)

U.S. Treasury Bills (c) 0.2%
   4.990% due 10/15/98                                    140               138
                                                                     ----------
Total Short-Term Instruments                                              8,381
(Cost $8,381)                                                        ==========

Total Investments (a) 109.9%                                         $   75,030
(Cost $68,637)

Other Assets and Liabilities (9.9%)                                      (6,776)
                                                                     ----------
Net Assets 100.0%                                                    $   68,254
                                                                     ==========

Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 1998, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost                                                             $    7,099

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value                                                                 (834)
                                                                     ----------
Unrealized appreciation-net                                          $    6,265
                                                                     ==========
(b) Non-income producing security.

(c) Securities with an aggregate market value of $138
have been segregated with the custodian to cover margin
requirements for the following open futures contracts at
June 30, 1998:
                                                                     Unrealized
Type                                                Contracts      Appreciation
----                                                ---------      ------------
U.S. Treasury 10 Year Note                                  9        $        6
U.S. Treasury 30 Year Bond                                 61               101
                                                                     ----------
                                                                     $      107
                                                                     ==========
(d) Variable rate security.

(e) Securities are grouped by coupon and represent a range of maturities.



                                    1998 Annual Report See accompanying notes 55

Notes to Financial Statements

June 30, 1998


     1. Organization

     PIMCO Funds: Multi-Manager Series (the "Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The Trust currently consists of twenty three separate investment funds (the "Funds"). The Trust may offer up to six classes of shares: Institutional, Administrative, A, B, C and D. Each share class has identical voting rights (except shareholders of a class that have exclusive voting rights regarding any matter relating solely to that class of shares). The Structured Emerging Markets and Tax-Efficient Structured Emerging Markets Funds had not commenced operations as of June 30, 1998. Information presented in these financial statements pertains to the Institutional and Administrative Classes (the "Institutional Classes") of the Trust. Certain detail financial information for the A, B, C and D Classes (the "Other Classes") is provided separately and is available upon request.

     2. Significant Accounting Policies

     The following is a summary of significant accounting policies consistently followed by the Trust in preparation of its financial statements. These policies are in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable.

     Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

     Foreign Currency. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.


56  PIMCO Funds

     Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared and paid quarterly to shareholders of record by the Equity Income, Value, Renaissance and Balanced Funds. Dividends from net investment income, if any, are declared and paid at least annually to shareholders of record by the other Funds. Net long-term capital gains earned by a Fund, if any, will be distributed no less frequently than once each year.
          Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards. Certain amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and paid in capital to more appropriately conform financial accounting and tax characterizations of dividend distributions.

     Multiclass Operations. Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class.

     Federal Income Taxes. Each Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

     Foreign Taxes on Dividends. Dividend income in the Statement of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were as follows: Emerging Markets Fund - $54,600; International Developed Fund - $203,465; Mid-Cap Growth Fund - $6,930; Renaissance Fund - $40,871; Core Equity Fund - $817; Mid-Cap Equity Fund - $9; Equity Income Fund - $6,396; Value Fund - $12,048; Small-Cap Value Fund - $3,221; Enhanced Equity Fund - $2,912; and Balanced Fund - $4,329.

     Futures and Options. Certain Funds are authorized to enter into futures contracts and options. A Fund may use futures contracts to manage its exposure to the markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts and options are imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and options, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts and purchased options are valued based upon their quoted daily settlement prices. The premium received for a written option is recorded as an asset with an equal liability which is marked to market based on the option's quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.

     Forward Currency Transactions. Certain Funds are authorized to enter into forward foreign exchange contracts for the purpose of hedging against foreign exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies. A Fund may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. All commitments are marked to market daily at the applicable translation rates and any resulting unrealized gains or losses are recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.


                                                           1998 Annual Report 57

June 30, 1998


     Repurchase Agreements. Each Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred.

     3. Fees, Expenses, and Related Party Transactions

     Investment Advisory Fee. PIMCO Advisors L.P. ("PIMCO Advisors") serves as investment advisor to the Trust, pursuant to an Investment Advisory Agreement. PIMCO Advisors receives from the Trust a fee based on an annual percentage of the average daily net assets of each Fund as follows: 0.57% for the Core Equity Fund; 0.60% for the International Developed, Renaissance and Small-Cap Value Funds; 0.63% for the Mid-Cap Equity Fund; 0.85% for the International Growth and Emerging Markets Funds; 1.00% for the Small-Cap Growth Fund; 1.25% for the Micro-Cap Growth Fund; and 0.45% for all other Funds. Each of the Funds also has a sub-advisor which, under the supervision of PIMCO Advisors, directs the investments of the Fund's assets. All of the sub-advisors are affiliates of PIMCO Advisors. The advisory fees received by PIMCO Advisors are paid in all or in part to each of the sub-advisors in accordance with the portfolio management agreements.

     Administration Fee. PIMCO Advisors provides administrative services to the Trust for which it receives from each Fund a monthly administrative fee based on each share class's average daily net assets. The Administration Fee for the Institutional and Administrative Classes is charged at the annual rate of 0.50% for the International Growth, Emerging Markets and International Developed Funds and 0.25% for all other Funds. The Administration Fee for the A, B and C Classes is charged at the annual rate of 0.65% for the International Growth, Emerging Markets and International Developed Funds; and 0.40% for all other Funds. The Administration Fee for Class D is charged at the annual rate of 0.40%.

     Distribution and Servicing Fees. PIMCO Funds Distributors LLC ("PFD"), formerly PIMCO Funds Distribution Company, a wholly-owned subsidiary of PIMCO Advisors serves as the distributor of the Trust's shares.
     The Trust is permitted to reimburse out of the Administrative Class assets of each Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. The effective rate paid to PFD was 0.25% during the current fiscal year. Pursuant to the Distribution and Servicing Plans adopted by the A, B, C and D Classes of the Trust, the Trust compensates PFD or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B, C and D Classes. The Trust paid PFD distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund's average daily net assets attributable to each class):


                                     Distribution Fee (%)      Servicing Fee (%)
--------------------------------------------------------------------------------
Class A
All Funds                                    --                      0.25

Class B
All Funds                                  0.75                      0.25

Class C
All Funds                                  0.75                      0.25

Class D
All Funds                                    --                      0.25


58 PIMCO Funds

     PFD also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the period ended June 30, 1998, PFD received $3,914,445 representing commissions (sales charges) and contingent deferred sales charges.

Expenses. The Trust is also responsible for the following expenses: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders or employees of PIMCO Advisors, PIMCO, or its subsidiaries or affiliates; (ii) taxes and governmental fees;
(iii) brokerage fees and commissions and other portfolio transaction expenses;
(iv) the cost of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not "interested persons" of the Advisor, PIMCO, Portfolio Managers, or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) expenses such as organizational expenses, which are capitalized in accordance with generally accepted accounting principles; and
(viii) any expenses allocated or allocable to a specific class of shares, which include distribution and service fees payable with respect to certain share classes and may include certain other expenses as permitted by the Trust's Multiple Class Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940 and subject to review and approval by the Trustees. The ratio of expenses to average net assets, as disclosed in the Financial Highlights, may differ from the annual fund operating expenses as disclosed in the Prospectus for the reasons set forth above.
     Each unaffiliated Trustee receives an annual retainer of $45,000, plus $2,000 for each Board of Trustees meeting attended, and $500 for each Audit and Performance Committee meeting attended, plus reimbursement of related expenses. Each Audit and Performance Committee member receives an additional annual retainer of $1,000, the Chairman of the Audit and Performance Committee receives an additional annual retainer of $2,000, the Chairman of the Independent Trustees receives an additional annual retainer of $6,000, and each Vice Chairman of the Board receives an additional annual retainer of $3,000. These expenses are allocated to the Funds of the Trust according to their respective net assets.

4.   Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 1998 were as follows (amounts in thousands):

                                  U.S. Government/Agency            All Other
                              --------------------------------------------------------
                                Purchases      Sales         Purchases         Sales
--------------------------------------------------------------------------------------
Emerging Markets Fund                                       $   20,179    $   32,657
International Developed Fund                                    62,862        58,330
Capital Appreciation Fund                                      879,186       566,842
Mid-Cap Growth Fund                                            637,096       360,640
Micro-Cap Growth Fund                                          177,805       144,676
Small-Cap Growth Fund                                           34,995        30,073
International Growth Fund                                        9,232         4,300
Renaissance                                                  1,093,485       966,292
Core Equity Fund                                               151,601        96,460
Mid-Cap Equity Fund                                             21,678        21,456
Equity Income Fund                                             108,839        76,245
Value Fund                                                     188,181       158,285
Small-Cap Value Fund                                           348,329        88,320
Enhanced Equity Fund                                            28,298        39,073
Balanced Fund                    $85,657       $81,267          37,940        47,365


                                                         1998 Annual Report   59

June 30, 1998


5. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):


                                                        Emerging Markets Fund
                                           -------------------------------------------------
                                             Year Ended 6/30/98          Year Ended 6/30/97
                                            Shares       Amount         Shares       Amount
                                           -------------------------------------------------
Receipts for shares sold

  Institutional Class                        1,946     $ 23,187          1,007     $ 12,784
--------------------------------------------------------------------------------------------
  Administrative Class                         141        1,685             26          305
--------------------------------------------------------------------------------------------
  Other Classes                                361        4,265            197        2,597
--------------------------------------------------------------------------------------------

Shares issued in reorganization

  Other Classes                                  0            0              0            0
--------------------------------------------------------------------------------------------

Issued as reinvestment of distributions

  Institutional Class                            0            0             19          222
--------------------------------------------------------------------------------------------
  Administrative Class                           0            0              0            0
--------------------------------------------------------------------------------------------
  Other Classes                                  0            0              0            0
--------------------------------------------------------------------------------------------

Cost of shares redeemed

  Institutional Class                       (3,341)     (39,014)        (3,613)     (45,330)
--------------------------------------------------------------------------------------------
  Administrative Class                         (17)        (199)           (46)        (553)
--------------------------------------------------------------------------------------------
  Other Classes                               (333)      (3,896)           (27)        (360)
--------------------------------------------------------------------------------------------
Net increase resulting from
  Fund share transactions                   (1,243)    $(13,972)        (2,437)    $(30,335)
============================================================================================


                                                    International Developed Fund
                                         ----------------------------------------------------
                                             Year Ended 6/30/98           Year Ended 6/30/97
                                            Shares       Amount         Shares        Amount
                                         ----------------------------------------------------
Receipts for shares sold

  Institutional Class                        5,097     $ 66,712          3,568    $   43,648
---------------------------------------------------------------------------------------------
  Administrative Class                         434        5,786            140         1,683
---------------------------------------------------------------------------------------------
  Other Classes                              4,888       66,482            354         4,293
---------------------------------------------------------------------------------------------

Shares issued in reorganization
  Other Classes                                  0            0              0             0
---------------------------------------------------------------------------------------------

Issued as reinvestment of distributions

  Institutional Class                          367        4,242            296         3,449
---------------------------------------------------------------------------------------------
  Administrative Class                           8           98             22           255
---------------------------------------------------------------------------------------------
  Other Classes                                 25          285              0             0
---------------------------------------------------------------------------------------------

Cost of shares redeemed

  Institutional Class                       (4,103)     (54,800)        (2,294)      (27,613)
---------------------------------------------------------------------------------------------
  Administrative Class                        (178)      (2,245)          (435)       (5,453)
---------------------------------------------------------------------------------------------
  Other Classes                             (4,488)     (61,921)           (51)         (637)
---------------------------------------------------------------------------------------------
Net increase resulting from
  Fund share transactions                    2,050     $ 24,639          1,600    $   19,625
=============================================================================================


                                                       Capital Appreciation Fund
                                           -------------------------------------------------
                                             Year Ended 6/30/98          Year Ended 6/30/97
                                            Shares       Amount         Shares       Amount
                                           -------------------------------------------------
Receipts for shares sold

  Institutional Class                       10,851   $  261,189          8,723    $ 165,774
--------------------------------------------------------------------------------------------
  Administrative Class                       5,609      134,100            157        3,111
--------------------------------------------------------------------------------------------
  Other Classes                              6,924      165,130          1,150       22,411
--------------------------------------------------------------------------------------------

Shares issued in reorganization

  Other Classes                                  0            0              0            0
--------------------------------------------------------------------------------------------
Issued as reinvestment of distributions

  Institutional Class                        1,599       37,066          2,018       36,552
--------------------------------------------------------------------------------------------
  Administrative Class                          85        1,973              8          136
--------------------------------------------------------------------------------------------
  Other Classes                                176        4,064              0            0
--------------------------------------------------------------------------------------------

Cost of shares redeemed

  Institutional Class                       (6,904)    (164,429)        (4,708)     (90,177)
--------------------------------------------------------------------------------------------
  Administrative Class                        (748)     (18,481)           (17)        (349)
--------------------------------------------------------------------------------------------
  Other Classes                             (1,007)     (24,147)           (77)      (1,587)
--------------------------------------------------------------------------------------------
Net increase resulting from
  Fund share transactions                   16,585   $  396,465          7,254    $ 135,871
============================================================================================


                                                  International
                                                    Growth Fund                   Core Equity Fund
                                            -------------------   -----------------------------------------------
                                                    Period from
                                              December 31, 1997
                                                to June 30 1998       Year Ended 6/30/97       Year Ended 6/30/97
                                            Shares       Amount      Shares       Amount      Shares       Amount
                                            -------------------   -----------------------------------------------
Receipts for shares sold

  Institutional Class                          504      $ 5,044          60     $    998         116     $  1,642
---------------------------------------------------------------   -----------------------------------------------
  Administrative Class                           0            0       5,068       87,923         671        9,341
---------------------------------------------------------------   -----------------------------------------------
  Other Classes                                  0            0           0            0           0            0
---------------------------------------------------------------   -----------------------------------------------

Shares issued in reorganization

  Other Classes                                  0            0           0            0           0            0
---------------------------------------------------------------   -----------------------------------------------
Issued as reinvestment of distributions

  Institutional Class                            0            0          19          308          21          286
---------------------------------------------------------------   -----------------------------------------------
  Administrative Class                           0            0         455        7,237         137        1,878
---------------------------------------------------------------   -----------------------------------------------
  Other Classes                                  0            0           0            0           0            0
---------------------------------------------------------------   -----------------------------------------------

Cost of shares redeemed

  Institutional Class                            0            0        (400)      (6,755)       (493)      (6,861)
---------------------------------------------------------------   -----------------------------------------------
  Administrative Class                           0            0      (1,077)     (18,798)     (1,397)     (19,716)
---------------------------------------------------------------   -----------------------------------------------
  Other Classes                                  0            0           0            0           0            0
---------------------------------------------------------------   -----------------------------------------------
Net increase resulting from
  Fund share transactions                      504      $ 5,044       4,125     $ 70,913       (945)     $(13,430)
===============================================================   ===============================================


                                                          Mid-Cap Equity Fund
                                            --------------------------------------------


                                             Year Ended 6/30/98       Year Ended 6/30/97
                                            Shares       Amount      Shares       Amount
                                            --------------------------------------------
Receipts for shares sold

  Institutional Class                          142      $ 1,655          42        $ 575
----------------------------------------------------------------------------------------
  Administrative Class                         170        2,245           0            0
----------------------------------------------------------------------------------------
  Other Classes                                  0            0           0            0
----------------------------------------------------------------------------------------

Shares issued in reorganization

  Other Classes                                  0            0           0            0
----------------------------------------------------------------------------------------

Issued as reinvestment of distributions

  Institutional Class                           53          618          20          262
----------------------------------------------------------------------------------------
  Administrative Class                          12          138           0            0
----------------------------------------------------------------------------------------
  Other Classes                                  0            0           0            0
----------------------------------------------------------------------------------------

Cost of shares redeemed

  Institutional Class                         (109)      (1,428)        (92)      (1,218)
----------------------------------------------------------------------------------------
  Administrative Class                          (6)         (80)          0            0
----------------------------------------------------------------------------------------
  Other Classes                                  0            0           0            0
----------------------------------------------------------------------------------------
Net increase resulting from
  Fund share transactions                      262      $ 3,148         (30)      $ (381)
========================================================================================


                                                          Equity Income Fund
                                            --------------------------------------------


                                             Year Ended 6/30/98      Year Ended 6/30/97
                                            Shares       Amount     Shares        Amount
                                            --------------------------------------------
Receipts for shares sold

  Institutional Class                        1,001     $ 16,221      1,004     $  14,387
----------------------------------------------------------------------------------------
  Administrative Class                         253        4,124        142         2,032
----------------------------------------------------------------------------------------
  Other Classes                              2,755       44,411        819        11,794
----------------------------------------------------------------------------------------

Shares issued in reorganization

  Other Classes                                  0            0          0             0
----------------------------------------------------------------------------------------

Issued as reinvestment of distributions

  Institutional Class                        1,266       19,487      1,299        17,796
----------------------------------------------------------------------------------------
  Administrative Class                          93        1,437         80         1,101
----------------------------------------------------------------------------------------
  Other Classes                                234        3,576          5            71
----------------------------------------------------------------------------------------

Cost of shares redeemed

  Institutional Class                       (1,511)     (24,500)    (2,573)      (37,514)
----------------------------------------------------------------------------------------
  Administrative Class                        (148)      (2,429)      (118)       (1,690)
----------------------------------------------------------------------------------------
  Other Classes                               (492)      (7,993)      (112)       (1,638)
----------------------------------------------------------------------------------------
Net increase resulting from
  Fund share transactions                    3,451     $ 54,334        546     $   6,339
========================================================================================

60    PIMCO Funds

                                                       Mid-Cap Growth Fund                          Micro-Cap Growth Fund
                                          --------------------------------------------  -------------------------------------------
                                             Year Ended 6/30/98     Year Ended 6/30/97    Year Ended 6/30/98     Year Ended 6/30/97
                                            Shares       Amount    Shares       Amount   Shares       Amount     Shares      Amount
                                          --------------------------------------------  -------------------------------------------
Receipts for shares sold

  Institutional Class                     $ 11,844   $  273,380     3,798    $  71,437    3,100    $  69,180      4,050   $  72,696
--------------------------------------------------------------------------------------  -------------------------------------------
  Administrative Class                       3,327       77,781        47          878      181        4,130        135       2,434
--------------------------------------------------------------------------------------  -------------------------------------------
  Other Classes                             10,834      249,617     1,202       10,914        0            0          0           0
--------------------------------------------------------------------------------------  -------------------------------------------

Shares issued in reorganization

  Other Classes                                  0            0     4,103       75,422        0            0          0           0
--------------------------------------------------------------------------------------  -------------------------------------------

Issued as reinvestment of distributions

  Institutional Class                          975       22,222     2,481       42,923      910       19,223        572       9,931
--------------------------------------------------------------------------------------  -------------------------------------------
  Administrative Class                          24          544        15          261       19          396          7         121
--------------------------------------------------------------------------------------  -------------------------------------------
  Other Classes                                339        7,672         0            0        0            0          0           0
--------------------------------------------------------------------------------------  -------------------------------------------

Cost of shares redeemed

  Institutional Class                       (9,011)    (208,995)   (3,791)     (72,699)  (1,382)     (31,187)      (899)    (15,697)
--------------------------------------------------------------------------------------  -------------------------------------------
  Administrative Class                        (381)      (8,950)      (15)        (280)    (104)      (2,345)       (66)     (1,174)
--------------------------------------------------------------------------------------  -------------------------------------------
  Other Classes                             (3,985)     (92,467)     (640)     (11,811)       0            0          0           0
--------------------------------------------------------------------------------------  -------------------------------------------
Net increase resulting from
  Fund share transactions                   13,966   $  320,804     7,200    $ 117,045    2,724    $  59,397      3,799   $  68,311
======================================================================================  ===========================================


                                                       Small-Cap Growth Fund                         Renaissance Fund
                                           ------------------------------------------- -------------------------------------------
                                            Year Ended 6/30/98      Year Ended 6/30/97    Year Ended 6/30/98     Year Ended 6/30/97
                                            Shares       Amount    Shares       Amount   Shares       Amount     Shares      Amount
                                           -----------------------------------------   -------------------------------------------
Receipts for shares sold

  Institutional Class                          957    $  13,396       688    $  10,629       44   $      761          0   $       0
--------------------------------------------------------------------------------------  -------------------------------------------
  Administrative Class                          81        1,166         0            1        0            0          0           0
--------------------------------------------------------------------------------------  -------------------------------------------
  Other Classes                                  0            0         0            0   25,025      464,673      9,568     151,393
--------------------------------------------------------------------------------------  -------------------------------------------

Shares issued in reorganization

  Other Classes                                  0            0         0            0        0            0          0           0
--------------------------------------------------------------------------------------  -------------------------------------------

Issued as reinvestment of distributions

  Institutional Class                          360        4,781     1,056       12,306        0            0          0           0
--------------------------------------------------------------------------------------  -------------------------------------------
  Administrative Class                           1            7         1           10        0            0          0           0
--------------------------------------------------------------------------------------  -------------------------------------------
  Other Classes                                  0            0         0            0    4,447       74,240         56         886
--------------------------------------------------------------------------------------  -------------------------------------------

Cost of shares redeemed

  Institutional Class                         (408)      (5,918)     (835)     (11,800)       0            0          0           0
--------------------------------------------------------------------------------------  -------------------------------------------
  Administrative Class                         (12)        (171)       (6)        (120)       0            0          0           0
--------------------------------------------------------------------------------------  -------------------------------------------
  Other Classes                                  0            0         0            0  (16,657)    (311,714)    (4,514)    (72,275)
--------------------------------------------------------------------------------------  -------------------------------------------
Net increase resulting from
  Fund share transactions                      979    $  13,261       904    $  11,026   12,859   $  227,960      5,110   $  80,004
======================================================================================  ===========================================

                                                              Value Fund                            Small-Cap Value Fund
                                            ------------------------------------------  -------------------------------------------
                                             Year Ended 6/30/98     Year Ended 6/30/97    Year Ended 6/30/98     Year Ended 6/30/97
                                            Shares       Amount    Shares       Amount   Shares       Amount     Shares      Amount
                                            ------------------------------------------  -------------------------------------------

Receipts for shares sold

  Institutional Class                        1,109    $  17,292     1,317    $  17,251    2,482    $  44,619        395    $  5,653
--------------------------------------------------------------------------------------  -------------------------------------------
  Administrative Class                         674       10,641         0            0      347        6,309         90       1,269
--------------------------------------------------------------------------------------  -------------------------------------------
  Other Classes                              4,014       62,175     2,259       21,246   17,288      307,809      2,516      36,469
--------------------------------------------------------------------------------------  -------------------------------------------

Shares issued in reorganization

  Other Classes                                  0            0     5,988       80,835        0            0          0           0
--------------------------------------------------------------------------------------  -------------------------------------------

Issued as reinvestment of distributions

  Institutional Class                          604        8,878       293        3,854      101        1,770        368       4,969
--------------------------------------------------------------------------------------  -------------------------------------------
  Administrative Class                          33          483         0            0       24          427         55         741
--------------------------------------------------------------------------------------  -------------------------------------------
  Other Classes                                841       12,266        29          406      393        6,863          0           0
--------------------------------------------------------------------------------------  -------------------------------------------

Cost of shares redeemed

  Institutional Class                       (1,437)     (22,371)     (803)     (10,770)  (2,095)     (38,130)      (612)     (8,698)
--------------------------------------------------------------------------------------  -------------------------------------------
  Administrative Class                         (46)        (725)        0            0     (137)      (2,525)       (82)     (1,177)
--------------------------------------------------------------------------------------  -------------------------------------------
  Other Classes                             (2,636)     (40,804)   (1,167)     (16,043)  (2,005)     (35,827)       (80)     (1,201)
--------------------------------------------------------------------------------------  -------------------------------------------
Net increase resulting from
  Fund share transactions                    3,156     $ 47,835     7,916    $  96,779   16,398    $ 291,315      2,650    $ 38,025
======================================================================================  ===========================================



                                                         Enhanced Equity Fund                           Balanced Fund
                                          --------------------------------------------  -------------------------------------------
                                             Year Ended 6/30/98     Year Ended 6/30/97   Year Ended 6/30/98      Year Ended 6/30/97
                                            Shares       Amount    Shares       Amount   Shares      Amount      Shares      Amount
                                          --------------------------------------------  -------------------------------------------
Receipts for shares sold

  Institutional Class                          394    $   4,869       761    $  11,801      504      $ 5,975        926    $ 10,421
--------------------------------------------------------------------------------------  -------------------------------------------
  Administrative Class                         760        9,937         0            0        0            0          0           0
--------------------------------------------------------------------------------------  -------------------------------------------
  Other Classes                                  0            0         0            0    2,189       26,009        223       2,436
--------------------------------------------------------------------------------------  -------------------------------------------

Shares issued in reorganization

  Other Classes                                  0            0         0            0        0            0          0           0
--------------------------------------------------------------------------------------  -------------------------------------------

Issued as reinvestment of distributions

  Institutional Class                        1,579       17,291     1,245       17,302      567        6,512      1,158      12,237
--------------------------------------------------------------------------------------  -------------------------------------------
  Administrative Class                         109        1,196         0            0        0            0          0           0
--------------------------------------------------------------------------------------  -------------------------------------------
  Other Classes                                  0            0         0            0      111        1,271          2          19
--------------------------------------------------------------------------------------  -------------------------------------------

Cost of shares redeemed

  Institutional Class                       (1,803)     (24,666)   (4,525)     (67,468)  (3,066)     (36,139)    (3,794)    (43,185)
--------------------------------------------------------------------------------------  -------------------------------------------
  Administrative Class                         (43)        (517)        0            0        0            0          0           0
--------------------------------------------------------------------------------------  -------------------------------------------
  Other Classes                                  0            0         0            0     (275)      (3,224)       (12)       (138)
--------------------------------------------------------------------------------------  -------------------------------------------
Net increase resulting from
  Fund share transactions                      996    $   8,110    (2,519)   $ (38,365)      30      $  404      (1,497)   $(18,210)
===================================================================================================================================


                                                         1998 Annual Report   61

June 30, 1998



     6. Transactions in Written Call and Put Options

     Transactions in written call and put options were as follows (amounts in thousands):

                                     Renaissance Fund         Core Equity Fund
                               -------------------------------------------------
                               Premium      Contracts    Premium       Contracts
                               -------------------------------------------------
     Balance at 06/30/97       $     0          0        $     0             0
     Sales                         271      1,130            215           744
     Closing Buys                 (139)      (500)          (161)         (571)
     Expirations                     0          0            (35)         (114)
     Exercised                       0          0            (19)          (59)
                               -------------------------------------------------
     Balance at 06/30/98       $   132        630        $     0             0
                               =================================================


     7. Federal Income Tax Matters

     As of June 30, 1998, the Fund listed in the table below had remaining capital loss carryforwards that were realized in current and prior years. Additionally, the Emerging Markets Fund realized foreign currency losses, in the amount of $3,263, during the period November 1, 1997 through June 30, 1998, which the Fund elected to defer to the following fiscal year pursuant to income tax regulations.
          The Fund will resume capital gain distributions in the future to the extent gains are realized in excess of the available carryforwards (amounts in thousands):

                                           Capital Loss Carryforwards
                               -------------------------------------------------
                               Realized Losses                   Expiration
                               ------------------------------------------------
     Emerging Markets Fund         $    10,098                    06/30/03
                                         3,074                    06/30/06


62  PIMCO Funds

Report of Independent Accountants


To the Trustees and Institutional and Administrative Shareholders of the PIMCO
Funds:   Multi-Manager Series

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights of the Institutional and Administrative share classes present fairly, in all material respects, the financial position of the Emerging Markets Fund, International Developed Fund, Capital Appreciation Fund, Mid-Cap Growth Fund, Micro-Cap Growth Fund, Small-Cap Growth Fund, International Growth Fund, Renaissance Fund, Core Equity Fund, Mid-Cap Equity Fund, Equity Income Fund, Value Fund, Small-Cap Value Fund, Enhanced Equity Fund and Balanced Fund (hereafter referred to as the "Funds") at June 30, 1998, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights of the Institutional and Administrative share classes for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP
Kansas City, Missouri
August 17, 1998




                                                           1998 Annual Report 63

Federal Income Tax Information (unaudited)



     For the benefit of corporate shareholders only, the portion of dividends paid out of ordinary income earned during certain Funds' fiscal year ended June 30, 1998 which qualify for the corporate dividend-received deduction are as follows:

     Capital Appreciation Fund                      55.27%
     Mid-Cap Growth Fund                            60.37%
     Micro-Cap Growth Fund                          14.52%
     Small-Cap Growth Fund                          60.83%
     Renaissance Fund                                9.64%
     Core Equity Fund                               15.08%
     Mid-Cap Equity Fund                             3.07%
     Equity Income Fund                             61.03%
     Value Fund                                     40.22%
     Small-Cap Value Fund                           46.39%
     Enhanced Equity Fund                           30.24%
     Balanced Fund                                  13.06%


     Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income. In January 1999, you will be advised on IRS form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 1998.



     Capital gains distributions paid for all classes of shares during the fiscal year ended June 30, 1998 were in the amounts as follows:


                                        Per Share      Per Share       Per Share
                                        Long-Term       Mid-Term      Short-Term
                                    Capital Gains  Capital Gains   Capital Gains
     ---------------------------------------------------------------------------
     International Developed Fund        $0.31639       $0.13536        $0.12560
     Capital Appreciation Fund            0.33697        0.88125         0.46474
     Mid-Cap Growth Fund                  0.42243        0.57661         0.32831
     Micro-Cap Growth Fund                0.90283        0.72553         0.98671
     Small-Cap Growth Fund                0.21540        0.90869         0.75462
     Core Equity Fund                     0.11840        0.68872         0.49486
     Mid-Cap Equity Fund                  0.20433        1.36654         2.52162
     Equity Income Fund                   0.58649        1.17818         0.32500
     Value Fund                           0.38568        0.48842         0.75502
     Small-Cap Value Fund                 0.26913        0.17979         0.31102
     Enhanced Equity Fund                 1.60738        4.51293         1.61207
     Balanced Fund                        0.07278        0.37007         0.64224


64  PIMCO Funds

PIMCO Advisors Holdings L.P. is the nation's fourth largest publicly traded investment management firm with assets under management in excess of $229 billion. Comprised of seven independent investment firms, PIMCO Advisors is recognized for providing consistent performance and high-quality service to mutual fund and institutional clients worldwide.

The seven affiliated firms are:

Pacific Investment Management Company/Newport Beach, California
Oppenheimer Capital/New York, New York
Columbus Circle Investors/Stamford, Connecticut
Cadence Capital Management/Boston, Massachusetts
NFJ Investment Group/Dallas, Texas
Parametric Portfolio Associates/Seattle, Washington
Blairlogie Capital Management/Edinburgh, Scotland

Units of PIMCO Advisors Holdings L.P. trade on the New York Stock Exchange under the ticker symbol "PA."


Trustees and Officers

     William D. Cvengros, Chairman and Trustee
     Stephen J. Treadway, President, Chief Executive Officer and Trustee
     E. Philip Cannon, Trustee
     Donald P. Carter, Trustee
     Gary A. Childress, Trustee
     Richard L. Nelson, Trustee
     Lyman W. Porter, Trustee
     Alan Richards, Trustee
     Dr. Joel Segall, Trustee
     W. Bryant Stooks, Trustee
     Gerald M. Thorne, Trustee
     Newton B. Schott, Jr., Secretary
     John P. Hardaway, Treasurer


Investment Advisor and Administrator

     PIMCO Advisors L.P.
     800 Newport Center Drive, Suite 600
     Newport Beach, California 92660


Custodian

     Investors Fiduciary Trust Company
     801 Pennsylvania
     Kansas City, Missouri 64105


Transfer Agent

     Investors Fiduciary Trust Company
     1004 Baltimore
     Kansas City, Missouri 64105


Counsel

     Ropes & Gray
     One International Place
     Boston, Massachusetts 02110


Independent Accountants

     PricewaterhouseCoopers LLP
     1055 Broadway
     Kansas City, Missouri 64105

This report is submitted for the general information of the shareholders of the PIMCO Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the PIMCO Funds, which contains information covering its investment policies as well as other pertinent information.



[LOGO OF PIMCO FUNDS APPEARS HERE]

840 NEWPORT CENTER DRIVE,
SUITE 300
NEWPORT BEACH, CA 92660
800.927.4648